CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO
A FUND OF
DAILY MONEY FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Capital Reserves: U.S. Government Portfolio:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Capital Reserves: U.S. Government Portfolio (U.S. Government Portfolio), will be held at the office of Daily Money Fund, 82 Devonshire Street, Boston, Massachusetts 02109 on Wednesday, September 17, 1997, at 11:30 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1. To approve an Agreement and Plan of Reorganization between U.S. Government Portfolio and Treasury Fund, a fund of Newbury Street Trust, providing for the transfer of all of the assets of U.S. Government Portfolio to Treasury Fund in exchange solely for Capital Reserves Class shares of beneficial interest of Treasury Fund and the assumption by Treasury Fund of U.S. Government Portfolio's liabilities, followed by the distribution of Capital Reserves Class shares of Treasury Fund to shareholders of U.S. Government Portfolio in liquidation of U.S. Government Portfolio.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of U.S. Government Portfolio entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
July 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO
A FUND OF
DAILY MONEY FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
PROXY STATEMENT AND PROSPECTUS
JULY 21, 1997
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Capital Reserves: U.S. Government Portfolio (U.S. Government Portfolio), a fund of Daily Money Fund, in connection with the solicitation of proxies by Daily Money Fund's Board of Trustees for use at the Special Meeting of Shareholders of U.S. Government Portfolio and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, September 17, 1997 at 11:30 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of Daily Money Fund.
 As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), U.S. Government Portfolio would transfer all of its assets to Treasury Fund, a fund of Newbury Street Trust, in exchange solely for Capital Reserves Class shares of beneficial interest of Treasury Fund (Capital Reserves Class Shares) and the assumption by Treasury Fund of U.S. Government Portfolio's liabilities. Capital Reserves Class Shares would then be distributed to U.S. Government Portfolio shareholders, so that each such shareholder would receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of U.S. Government Portfolio held by such shareholder on October 30, 1997, or such other date as the parties may agree (the Closing Date). U.S. Government Portfolio will distribute Capital Reserves Class Shares to its shareholders in liquidation, as provided in the Agreement.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROXY STATEMENT AND PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 Treasury Fund, a money market fund, is a diversified fund of Newbury Street Trust, an open-end management investment company organized as a Delaware business trust on December 30, 1991. Newbury Street Trust's principal executive office is located at 82 Devonshire Street, Boston, Massachusetts 02109 (1-800-843-3001). Treasury Fund's investment objective is to obtain as high a level of current income as is consistent with the preservation of capital and liquidity. Treasury Fund seeks to achieve its investment objective by investing only in U.S. Treasury securities, including bills, notes, and bonds, and in repurchase agreements for these securities. Treasury Fund is currently authorized to issue three classes of shares designated Treasury Fund - Daily Money Class shares, which are currently outstanding, Treasury Fund - Advisor B Class shares, which also are currently outstanding, and Treasury Fund - Capital Reserves Class shares, which will be issued initially to U.S. Government Portfolio shareholders in connection with the Reorganization.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Treasury Fund
that a    shareholder should know before voting on the proposed
Reorganization. A Statement of Additional Information, dated July 21, 1997, relating to this Proxy Statement has been filed with the Securities and Exchange Commission (the SEC) and is incorporated herein by reference. This
Proxy Statement is accompanied by the     Prospectus for Treasury Fund -
Daily Money Class, dated May 30, 1997. The Statement of Additional Information for Treasury Fund - Daily Money Class, dated May 30, 1997, is available upon request. The Prospectus and the Statement of Additional Information for Treasury Fund - Daily Money Class have been filed with the
   SEC and are incorporated herein by reference. A Prospectus, dated
November 29,     1996 (as supplemented March 21, 1997), and a Statement of
Additional Information, dated November 29, 1996 (as supplemented January 2,
1997), for U.S. Government Portfolio have been filed with the SEC and are incorporated herein by reference. Copies of these documents, as well as each fund's most recent annual and semi-annual reports, may be obtained without charge by contacting Fidelity Client Services at 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-843-3001.
TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Other Policies of the Funds
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information about Treasury Fund
Miscellaneous
Exhibit 1. Form of Agreement and Plan of Reorganization of U.S. Government Portfolio

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO
A FUND OF DAILY MONEY FUND
TO BE HELD ON SEPTEMBER 17, 1997
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Daily Money Fund (Daily Money Fund or the trust) to be used at the Special Meeting of Shareholders of Capital Reserves: U.S. Government Portfolio (U.S. Government Portfolio or the fund) and at any adjournments thereof (the Meeting), to be held on Wednesday, September 17, 1997 at 11:30 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King & Co. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $26,700. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the fund; however, because FMR has voluntarily agreed to limit the fund's total operating expenses, it is expected that these expenses will effectively be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 U.S. Government Portfolio may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $8,000. The expenses in connection with telephone voting will be borne by the fund; however, because FMR has voluntarily agreed to limit the fund's total operating expenses, it is expected that these expenses will effectively be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to that item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
    On April 30, 1997, there were 1,352,078,102 shares of Treasury Fund -
Daily     Money Class (then Daily Money Fund: U.S. Treasury Portfolio -
Initial Class) and 43,967,205 shares of Treasury Fund - Advisor B Class (then Daily Money Fund: U.S. Treasury Portfolio - Class B) issued and outstanding.
 On April 30, 1997, there were 271,615,936 shares of U.S. Government Portfolio issued and outstanding. Shareholders of record of U.S. Government Portfolio at the close of business on July 21, 1997, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each full share held on that date and a proportionate share of one vote for each fractional share held on that date.
 On April 30, 1997, the trustees and officers of Daily Money Fund and of Newbury Street Trust (then known as Daily Tax-Exempt Money Fund) owned in the aggregate less than 1% of the shares of U.S. Government Portfolio and Treasury Fund (then Daily Money Fund: U.S. Treasury Portfolio), respectively.
 On April 30, 1997, the following shareholders were known by Daily Money Fund or by Newbury Street Trust to own of record or beneficially 5% or more of U.S. Government Portfolio's or Treasury Fund's outstanding shares:
SHAREHOLDER                    ADDRESS        PERCENTAGE     PERCENTAGE
                                              OF             OF
                                              OUTSTANDING    OUTSTANDING
                                              FUND           CLASS
                                              SHARES         SHARES

U.S. GOVERNMENT
PORTFOLIO

Saperston Financial Group      Buffalo, NY    11.91%         --

GW & Wade Asset                Wellesley,     11.85%         --
Management Co.                 MA

Securities America, Inc.       Omaha, NE      8.77%          --

Muriel Siebert & Co., Inc.     New York,      8.40%          --
                               NY

Oriental Financial Services    Hato Rey,      6.93%          --
Corp.                          PR

TREASURY FUND -
DAILY MONEY CLASS

Texas Commerce Bank,           Houston, TX    23.35%         24.11%
N.A.

Bank of New York               New York,      5.79%          5.98%
                               NY

First Trust                    St. Paul, MN   4.91%          5.08%

First National Bank of         Baltimore,     4.90%          5.06%
Maryland                       MD

TREASURY FUND -
ADVISOR B CLASS

Advantage Capital Corp.        Houston, TX    1.57%          49.78%

 To the knowledge of Daily Money Fund and Newbury Street Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of U.S. Government Portfolio or Treasury Fund on that date. If the Reorganization became effective at April 30, 1997, the above shareholders of U.S. Government Portfolio would have owned of record or beneficially the same percentages shown above of Treasury Fund - Capital Reserves Class; the above shareholders of Treasury Fund - Daily Money Class and Treasury Fund - Advisor B Class would have owned of record or beneficially the same percentages shown above of Treasury Fund - Daily Money Class and Treasury Fund - Advisor B Class, respectively; and Texas Commerce Bank, N.A. would have owned of record or beneficially 20.07% of Treasury Fund as a whole.
 A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
 VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF U.S. GOVERNMENT PORTFOLIO. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940
ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE. SYNOPSIS
SUMMARY
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of U.S. Government Portfolio and Treasury Fund - Daily Money Class, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the enclosed Prospectus of Treasury Fund - Daily Money Class carefully for more complete information about the Reorganization and Treasury Fund.
 The proposal is to merge U.S. Government Portfolio into a newly-created class - Capital Reserves Class - of Treasury Fund, a larger money market fund also managed by FMR. FMR is presenting similar proposals to all of the Capital Reserves Portfolios it manages. Merging U.S. Government Portfolio into Treasury Fund - Capital Reserves Class will help FMR manage the funds more efficiently.
 If the proposal is approved you will have lower costs on your investment - total fund expenses of 0.90% per year, instead of 0.99% per year. (These expenses are based on voluntary expense limits agreed to by FMR. They could change in the future, whether or not the Reorganization takes place.)
 Treasury Fund - Capital Reserves Class is designed to be similar to U.S. Government Portfolio. You will not have to change how you do business with Fidelity or have to take any other action (other than voting) to maintain your investment.
INVESTMENT OBJECTIVES AND POLICIES
 U.S. Government Portfolio and Treasury Fund (collectively the "Funds" or each individually a "Fund") have essentially the same investment objective. U.S. Government Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments. Treasury Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
 U.S. Government Portfolio invests only in U.S. Government securities that are backed by the full faith and credit of the United States and in repurchase agreements for these securities. Treasury Fund invests only in U.S. Treasury securities and in repurchase agreements for these securities. Although U.S. Government Portfolio is permitted to invest in U.S. Government securities other than U.S. Treasury securities, it currently does not own, nor does it anticipate purchasing, any portfolio securities that would be considered ineligible investments for Treasury Fund. In addition, Treasury Fund currently does not enter into reverse repurchase agreements. U.S. Government Portfolio may enter into reverse repurchase agreements but has done so only infrequently over the past several years. EXPENSE STRUCTURE
 Treasury Fund - Capital Reserves Class has lower expenses than U.S. Government Portfolio. Thus, if shareholders approve the Reorganization, they will have lower costs on their investments.
 U.S. Government Portfolio currently pays FMR a monthly management fee at an annual rate of 0.50% of its average net assets. Also, under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays its distributor, National Financial Services Corporation
(NFSC), a monthly distribution fee at an annual rate of 0.35% of its average net assets. Thus, U.S. Government Portfolio currently pays total management and distribution fees of 0.85%. In addition, the Fund's Distribution and Service Plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources (not from the Fund's assets) to compensate financial intermediaries (including NFSC) for providing distribution-related services for the Fund. The Board of Trustees of Daily Money Fund has authorized FMR to make such payments of up to 0.25% of the Fund's average net assets throughout the month based upon the level of shareholder support and distribution services provided. FMR has voluntarily agreed to reimburse U.S. Government Portfolio to the extent that its total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.99% of its average net assets.
 If U.S. Government Portfolio shareholders approve the Reorganization, they will receive Treasury Fund - Capital Reserves Class shares, which will pay a 0.25% management fee and a 0.50% distribution fee. The total management and distribution fees of 0.75% to be paid by Treasury Fund - Capital Reserves Class will be 0.10% lower, as a percentage of average net assets, than the total management and distribution fees of 0.85% currently paid by U.S. Government Portfolio. In addition, the Distribution and Service Plan for Treasury Fund - Capital Reserves Class shares will specifically recognize that FMR may make payments from its management fee revenue, past profits or other resources (not from the Class's assets) to compensate financial intermediaries for providing distribution-related services to the Class. FMR has voluntarily agreed to reimburse Treasury Fund - Capital Reserves Class to the extent that its total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of its average net assets - 0.09% lower than U.S. Government Portfolio's current 0.99% voluntary expense limitation. Although FMR may terminate the voluntary expense limitation with respect to Treasury Fund - Capital Reserves Class at any time without prior notice to shareholders, FMR has no current intention of doing so.
 In sum, the Reorganization would give shareholders of U.S. Government Portfolio the opportunity to participate in a larger money market fund with essentially the same investment objective, a comparable investment portfolio, 0.10% lower total management and distribution fees, and a 0.09% lower total operating expense ratio, after reimbursement.
 The Board of Trustees believes that the Reorganization would benefit U.S. Government Portfolio's shareholders and recommends that shareholders vote in favor of the Reorganization.
THE PROPOSED REORGANIZATION
 Shareholders of U.S. Government Portfolio will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition by Treasury Fund of all of the assets of U.S. Government Portfolio in exchange solely for Capital Reserves Class shares of Treasury Fund (Capital Reserves Class Shares) and the assumption by Treasury Fund of the liabilities of U.S. Government Portfolio. U.S. Government Portfolio will then distribute the Capital Reserves Class Shares to its shareholders, so that each shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of U.S. Government Portfolio held by such shareholder on the Closing Date (defined below). The exchange of U.S. Government Portfolio's assets for Capital Reserves Class Shares will occur as of 4:00 p.m. Eastern time on October 30, 1997, or such other date as the parties may agree (the Closing Date). U.S. Government Portfolio will then be liquidated as soon as practicable thereafter.
 The Funds will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to U.S. Government Portfolio or Treasury Fund or to the shareholders of either Fund. The rights and privileges of the former shareholders of U.S. Government Portfolio will be effectively unchanged by the
   Reorganization, except as described on page  under the heading "Forms
of     Organization."
COMPARATIVE FEE TABLES
 The following tables show (i) the shareholder transaction expenses that U.S. Government Portfolio shareholders currently incur, and the shareholder transaction expenses that Treasury Fund - Capital Reserves Class shareholders will incur after giving effect to the Reorganization, and (ii) the current fees and expenses of U.S. Government Portfolio for the 12 months ended January 31, 1997 (unaudited), and the pro forma fees for Treasury Fund - Capital Reserves Class based on the same period (unaudited) after giving effect to the Reorganization.
SHAREHOLDER TRANSACTION EXPENSES are charges that shareholders may pay when they buy or sell shares of a Fund.
                                U.S. GOVERNMENT   TREASURY FUND -
                                PORTFOLIO         CAPITAL
                                                  RESERVES CLASS

Maximum sales charge on         None              None
purchases and reinvested
distributions

Maximum deferred sales charge   None              None

Redemption fee                  None              None

Exchange fee                    None              None

ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each Fund's assets and, in the case of Treasury Fund, are allocated to the appropriate Class, as applicable. The expenses of each Fund/Class are factored into its share price or dividends and are not charged directly to shareholder accounts. The following figures for U.S. Government Portfolio are based on historical expenses. The following pro forma expenses for Treasury Fund - Capital Reserves Class are based on the proposed expense structure described above, with Other Expenses estimated. All figures are calculated as a percentage of average net assets.
                           U.S.         PRO FORMA
                           GOVERNMENT   EXPENSES
                           PORTFOLIO    TREASURY FUND -
                                        CAPITAL RESERVES
                                        CLASS

Management Fee             0.34%*       0.25%

12b-1 Fee (Distribution    0.35%        0.50%
Fee)

Other Expenses             0.30%        0.15%**

Total Fund Operating       0.99%*       0.90%**
Expenses

* FMR has voluntarily agreed to reimburse U.S. Government Portfolio to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.99% of the Fund's average net assets. If this agreement were not in effect, the Fund's management fee and total operating expenses, as a percentage of average net assets, would have been 0.50% and 1.15%, respectively.
** FMR has voluntarily agreed to reimburse Treasury Fund - Capital Reserves Class to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of the Class's average net assets. If this agreement were not in effect, the Class's other expenses and total operating expenses, as a percentage of average net assets, would be estimated to be 0.25% and 1.00%, respectively. EXAMPLE OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in U.S. Government Portfolio under its current expenses, and in Treasury Fund - Capital Reserves Class under the pro forma expenses, calculated at the rates (after reimbursement) stated above, assuming a 5% annual return.
                    After    After     After     After
                    1 Year   3 Years   5 Years   10 Years

U.S. Government      $ 10     $ 32      $ 55      $ 121
Portfolio

Treasury Fund -      $ 9      $ 29      $ 50      $ 111
Capital Reserves
Class

 This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, the actual or expected performance of either Fund/Class. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. due to 12b-1 fees.
ADDITIONAL EXPENSE INFORMATION
 DISTRIBUTOR. NFSC distributes U.S. Government Portfolio's shares. Fidelity Distributors Corporation (FDC), an affiliate of FMR, currently distributes Treasury Fund's shares and will distribute Treasury Fund - Capital Reserves Class shares following the Reorganization.
 As stated above, under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, U.S. Government Portfolio currently pays NFSC a monthly distribution fee at an annual rate of 0.35% of the Fund's average net assets. In addition, the U.S. Government Portfolio plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to compensate financial intermediaries (including NFSC) for providing distribution-related services for the Fund. The Board of Trustees of Daily Money Fund has authorized FMR to make such payments of up to 0.25% of the Fund's average net assets throughout the month based upon the level of shareholder support and distribution services provided.
 If shareholders approve the Reorganization, Treasury Fund - Capital Reserves Class shares will be subject to a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Capital Reserves Class will be authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Capital Reserves Class shares of Treasury Fund. Capital Reserves Class will pay FDC a monthly distribution fee at an annual rate of 0.50% of its average net assets throughout the month. FDC may compensate intermediaries that provide shareholder support services, engage in the sale of Capital Reserves Class shares, or pay distribution expenses at an annual rate of up to 0.50% of the average net assets they maintain. The Capital Reserves Class plan will specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Capital Reserves Class shares, including payments made to intermediaries that provide shareholder support services or engage in the sale of Capital Reserves Class shares. The Board of Trustees of Newbury Street Trust has authorized such payments to intermediaries at an annual rate of up to 0.10% of the average net assets they maintain.
 Independent of the Capital Reserves Class plan, intermediaries that maintain an average balance of $10 million or more in a single omnibus account may receive an additional recordkeeping fee of up to 0.15% of the average net assets they maintain. The recordkeeping fee will be paid by FMR or its affiliates, not by Treasury Fund, and will not be paid for distribution services.
 SUB-ADVISER. Currently, FMR Texas Inc., located in Irving, Texas, is each Fund's sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. For FMR Texas's services to U.S. Government Portfolio, FMR pays FMR Texas 50% of its management fee (before expense reimbursements but after payments made by FMR pursuant to the Fund's Distribution and Service Plan). For FMR Texas's services to Treasury Fund, FMR pays FMR Texas 50% of its management fee (before expense reimbursements).
FORMS OF ORGANIZATION
 U.S. Government Portfolio is a diversified fund of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993. Daily Money Fund is authorized to issue an unlimited number of shares of beneficial interest. U.S. Government Portfolio is authorized to issue one class of shares.
 Treasury Fund is a diversified fund of Newbury Street Trust, an open-end management investment company organized as a Delaware business trust on December 30, 1991. Before May 30, 1997, Treasury Fund was a series of a different trust, Daily Money Fund, and was known as Daily Money Fund: U.S. Treasury Portfolio. Also, before May 30, 1997, Newbury Street Trust was known as Daily Tax-Exempt Money Fund. Effective May 30, 1997, Daily Money
Fund: U.S. Treasury Portfolio was reorganized into a newly-established separate series of Daily Tax-Exempt Money Fund, pursuant to an Agreement and Plan of Reorganization approved on May 9, 1997, by shareholders of Daily Money Fund: U.S. Treasury Portfolio. In connection with that reorganization, Daily Money Fund: U.S. Treasury Portfolio was renamed Treasury Fund and Daily Tax-Exempt Money Fund was renamed Newbury Street Trust. Newbury Street Trust is authorized to issue an unlimited number of shares of beneficial interest. Treasury Fund is currently authorized to issue three classes of shares designated Treasury Fund - Daily Money Class (formerly Daily Money Fund: U.S. Treasury Portfolio - Initial Class) shares, which are currently outstanding, Treasury Fund - Advisor B Class (formerly Daily Money Fund: U.S. Treasury Portfolio - Class B) shares, which also are currently outstanding, and Treasury Fund - Capital Reserves Class shares, which will be issued initially to U.S. Government Portfolio shareholders in connection with the Reorganization. A separate filing with the Securities and Exchange Commission (the SEC) will be made prior to the Closing Date of the Reorganization for the purpose of registering Treasury Fund - Capital Reserves Class shares for sale.
 Because U.S. Government Portfolio and Treasury Fund are series of Delaware business trusts organized under substantially similar Trust Instruments, the rights of the security holders of U.S. Government Portfolio under state law and the governing documents are expected to remain unchanged after the Reorganization, except with regard to shareholder voting rights.
Shareholder voting rights for U.S. Government    Portfolio are based on the
number of U.S. Government Portfolio shares owned     (share-based voting),
whereas shareholder voting rights for Treasury Fund are based on the total dollar interest in Treasury Fund (dollar-based voting). If U.S. Government Portfolio shareholders approve the Reorganization, their voting rights would not be affected because immediately following the Reorganization Newbury Street Trust will comprise only money market funds, which are managed to maintain a stable $1.00 share price. However, if funds with fluctuating net asset values per share are added to Newbury Street Trust in the future, relative voting rights would be affected. In that event, while the differences between the Funds' voting rights would have no bearing on matters affecting only one fund of the trust, on matters requiring trust-wide votes in which all funds of the trust participate, dollar-based voting would provide shareholders with voting power that is proportionate to their economic interest, whereas share-based voting may provide shareholders who own shares of a fund with a lower net asset value per share (NAV) than other funds in the trust with a disproportionate ability to affect a trust-wide vote relative to shareholders of other funds in the trust. If U.S. Government Portfolio shareholders approve the Reorganization, their voting rights will change to reflect those of Treasury Fund shareholders. For more information regarding shareholder rights, refer to the section of each Fund's Statement of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The Funds have essentially the same investment objective. U.S. Government Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments. Treasury Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity. Investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that a Fund will maintain a stable $1.00 share price.
 U.S. Government Portfolio invests only in U.S. Government securities that are backed by the full faith and credit of the United States and in repurchase agreements for these securities. U.S. Government securities are debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Treasury Fund invests only in U.S. Treasury securities, including bills, notes, and bonds, and in repurchase agreements for these securities. The foregoing policies are non-fundamental operating policies of each Fund and may be changed only upon 90 days' notice to shareholders. In addition, Treasury Fund currently does not enter into reverse repurchase agreements. U.S. Government Portfolio may enter into reverse repurchase agreements but has done so only infrequently over the past several years.
 Although U.S. Government Portfolio is permitted to invest in U.S. Government securities other than U.S. Treasury securities, it currently does not own, nor does it anticipate purchasing, any portfolio securities that would be considered ineligible investments for Treasury Fund. Therefore, no portfolio adjustments are anticipated in connection with the Reorganization. However, in the event that the sale of either Fund's assets becomes necessary prior to the effective date of the Reorganization, any transaction costs associated with such adjustments will be borne by the individual Fund that incurred them.
 The investment objective of each Fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the Fund. There can be no assurance that a Fund will achieve its objective. With the exception of fundamental policies, investment policies of the Funds can be changed without shareholder approval. The differences between the Funds discussed below, except as noted, could be changed without a vote of shareholders. COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. As a matter of fundamental policy, each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or (Treasury Fund only) securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
 BORROWING. As a matter of fundamental policy, each Fund may borrow money only for temporary or emergency purposes and engage in reverse repurchase agreements for any purpose, but not in an amount exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). As a matter of non-fundamental policy, each Fund may borrow money only from banks or other funds advised by FMR or an affiliate of FMR, or (U.S. Government Portfolio only) by engaging in reverse repurchase agreements with any party, and each Fund may make additional investments while borrowings are outstanding. Treasury Fund currently does not enter into reverse repurchase agreements.
 LENDING. As a matter of fundamental policy, each Fund may not lend any security or make any other loan, except through the purchase of debt securities or repurchase agreements, if as a result more than 33 1/3% of its total assets would be lent to other parties. As a matter of non-fundamental policy, with the exception of purchasing debt securities and entering into repurchase agreements, neither Fund currently intends to make loans.
 OTHER INVESTMENT POLICIES. Each Fund may invest up to 10% of its assets in illiquid securities. Consistent with its investment objective and policies, each Fund also may enter into when-issued and forward purchase or sale transactions and may invest in variable and floating rate securities, stripped securities, and securities with put features. Neither Fund currently intends to purchase futures contracts or options on futures contracts. With respect to each Fund, this operating policy may be changed only with the Trustees' approval and 60 days' notice to shareholders.
 For cash management purposes, each Fund may invest in repurchase agreements and (pursuant to an exemptive order granted by the SEC) in a money market fund available only to funds and accounts managed by FMR or its affiliates whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. However, neither Fund currently intends to invest in a money market fund.
 In addition, the Board of Trustees of each Fund recently approved the elimination of certain non-fundamental policies, which were identical for both Funds, regarding a Fund's investments in (i) the securities of other investment companies, (ii) the securities of unseasoned issuers, and (iii) oil, gas, and mineral exploration programs. These non-fundamental policies
were originally adopted with respect to each Fund    solely in response to
state securities law requirements, which were in addition to, and in many cases were more restrictive than, federal securities law requirements. These state securities law requirements are no longer applicable.
 As stated above, for more information about the risks and restrictions associated with these polices, see the Funds' Prospectuses and, for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, which are incorporated herein by reference. OPERATIONS OF TREASURY FUND FOLLOWING THE REORGANIZATION
 FMR does not expect Treasury Fund to revise its investment objective or policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Treasury Fund's management or to agents that provide Treasury Fund with services. Specifically, the Trustees and officers, the investment adviser and sub-adviser, the distributor, and other agents will continue to serve Treasury Fund in their current capacities.
 As explained above, although U.S. Government Portfolio is permitted to invest in U.S. Government securities other than U.S. Treasury securities, it currently does not own, nor does it anticipate purchasing, any portfolio securities that would be considered ineligible investments for Treasury Fund. Therefore, no portfolio adjustments are anticipated in connection with the Reorganization. However, in the event that the sale of either Fund's assets becomes necessary prior to the effective date of the Reorganization, any transaction costs associated with such adjustments will be borne by the individual Fund that incurred them.
PURCHASES AND REDEMPTIONS
 Treasury Fund is currently authorized to issue three classes of shares designated Treasury Fund - Daily Money Class shares, which are currently outstanding, Treasury Fund - Advisor B Class shares, which also are currently outstanding, and Treasury Fund - Capital Reserves Class shares, which will be issued initially to U.S. Government Portfolio shareholders in connection with the Reorganization. U.S. Government Portfolio is currently authorized to issue only one class of shares.
 Both U.S. Government Portfolio and Treasury Fund - Capital Reserves Class require a minimum initial investment of $1,000, a minimum subsequent investment of $250, and a minimum account balance of $500. Both U.S. Government Portfolio shares and Treasury Fund - Capital Reserves Class shares are sold without a sales charge.
 U.S. Government Portfolio is open for business and its NAV is normally calculated each day that both the Federal Reserve Bank of New York (New York Fed) and the New York Stock Exchange (NYSE) are open. Treasury Fund is open for business and the NAV of Capital Reserves Class shares is normally calculated each day that the NYSE is open. The following holiday closings have been scheduled for 1997: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (New York Fed only), Veterans Day (New York Fed only), Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the New York Fed or the NYSE may modify its holiday schedule at any time.
 Both Funds are managed to keep their share prices stable at $1.00. Both U.S. Government Portfolio shares and Treasury Fund - Capital Reserves Class shares are purchased at the next share price calculated after an order is received and accepted. Share price is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time. Shares may be purchased by mail, by wire, or by exchange from another Fidelity fund. Neither U.S. Government Portfolio nor Treasury Fund - Capital Reserves Class imposes a fee for wire purchases; however, if shares are purchased through an investment professional, the investment professional may impose a fee for wire purchases. Shares purchased before 2:00 p.m. Eastern time are entitled to dividends declared that day. Shares purchased after 2:00 p.m. Eastern time begin to earn dividends on the following business day.
 Each Fund reserves the right to reject any specific purchase order, including certain purchases by exchange. On any day that the New York Fed (U.S. Government Portfolio only) or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in the markets), or as permitted by the SEC, each Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the New York Fed (U.S. Government Portfolio only) or the NYSE is closed, a Fund's/Class's share price may be affected on days when shareholders do not have access to the Fund to purchase or redeem shares.
 Both Funds value their portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the Funds maintain stable $1.00 share prices.
 Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR, performs transfer agency, dividend disbursing, and shareholder services for the shares of each Fund. Fidelity Service Company, Inc., also an affiliate of FMR, calculates the NAV and dividends for the shares of each Fund and maintains the general accounting records for each Fund. NFSC distributes U.S. Government Portfolio's shares. FDC currently distributes Treasury Fund's shares and will distribute Treasury Fund - Capital Reserves Class shares following the Reorganization.
 Both U.S. Government Portfolio shares and Treasury Fund - Capital Reserves Class shares may be redeemed on any business day at their respective share price. Shares are redeemed at the next share price calculated after an order is received and accepted. As stated above, share price is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time. Shares redeemed before 2:00 p.m. Eastern time do not receive the dividend declared on the day of redemption. Shares redeemed after 2:00 p.m. Eastern time do receive the dividend declared on the day of redemption.
 Both U.S. Government Portfolio shares and Treasury Fund - Capital Reserves Class shares may be redeemed by mail, by telephone, or by wire. Both U.S. Government Portfolio and Treasury Fund - Capital Reserves Class also offer checkwriting privileges; the minimum amount for a check is $500. Neither U.S. Government Portfolio nor Treasury Fund - Capital Reserves Class charges a fee for wire redemptions; however, if shares are sold through an investment professional, the investment professional may charge a fee for wire redemptions. Redemption proceeds will be wired via the Federal Reserve Wire System to the redeeming shareholder's bank account of record. If a Fund's transfer agent receives a redemption request before 2:00 p.m. Eastern time, redemption proceeds will normally be wired on that day. If a Fund's transfer agent receives a redemption request after 2:00 p.m. Eastern time, redemption proceeds will normally be wired on the following business day.
 Each Fund reserves the right to take up to seven days to pay redemption proceeds if making immediate payment would adversely affect the Fund. In addition, each Fund may withhold redemption proceeds until it is reasonably assured that investments credited to the account have been received and collected. When the New York Fed (U.S. Government Portfolio only) or the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, each Fund may suspend redemption or postpone payment dates.
 In the case of both U.S. Government Portfolio and Treasury Fund - Capital Reserves Class, if a shareholder's account balance falls below $500, the shareholder will be given 30 days' notice to reestablish the minimum balance. If the shareholder does not increase the balance, Fidelity reserves the right to close the shareholder's account and send the proceeds to the shareholder. Shares will be redeemed at their share price on the day the account is closed.
 If the Reorganization is approved, the purchase and redemption policies that currently apply to U.S. Government Portfolio shares will apply to Treasury Fund - Capital Reserves Class shares. U.S. Government Portfolio shareholders may redeem their shares, or exchange their shares for shares of any other available Fidelity fund, through the Closing Date.
EXCHANGES
 U.S. Government Portfolio shares may be exchanged for shares of any other Fidelity fund available in the shareholder's state. In addition, U.S. Government Portfolio shares may be acquired through an exchange of shares of other Fidelity funds. The exchange privileges and restrictions that currently apply to U.S. Government Portfolio shares will apply to Treasury Fund - Capital Reserves Class shares following the Reorganization. Refer to U.S. Government Portfolio's Prospectus for more information regarding how to exchange shares.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Each Fund declares income dividends daily and pays them monthly. Each Fund automatically reinvests dividend and capital gain distributions in additional shares of the Fund (in the case of Treasury Fund, shares of the same Class of the Fund) unless a shareholder requests that dividends and other distributions be paid in cash.
 On or before the Closing Date, U.S. Government Portfolio will declare one or more dividends or distributions which, together with all such previous dividends and distributions attributable to its current taxable year, will have the effect of distributing substantially all of its investment company taxable income and net realized capital gains, if any, in order to maintain its tax status as a regulated investment company.
SHAREHOLDER SERVICES
 Both U.S. Government Portfolio and Treasury Fund - Capital Reserves Class offer sub-accounting and special services for institutions that wish to open multiple accounts (a master account and sub-accounts). Refer to U.S. Government Portfolio's Prospectus for more information regarding these services.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each Fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 U.S. Government Portfolio and Treasury Fund had capital loss carryforwards for federal tax purposes aggregating approximately $53,000 and $421,000 as of July 31, 1996 and October 31, 1996, respectively. Under current federal tax law, Treasury Fund may be limited to using only a portion, if any, of the capital loss carryforward transferred by U.S. Government Portfolio at the time of the Reorganization. There is no assurance that Treasury Fund will be able to realize sufficient capital gains to use its capital loss carryforward as well as a portion, if any, of U.S. Government Portfolio's capital loss carryforward, before they expire. The capital loss
carryforward    attributable to U.S. Government Portfolio will expire
between October 31, 2000 and October 31, 2002. The capital loss
carryforward attributable to Treasury Fund will     expire on October 31,
2001.
COMPARISON OF PRINCIPAL RISK FACTORS
 Because each Fund is a money market fund, each Fund must comply with federal regulatory requirements applicable to all money market funds concerning the quality and maturity of its investments. Federal regulations limit money market fund investments to high-quality securities. To be high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security), or, if unrated, judged to be of equivalent quality by FMR. The maturity (calculated according to applicable regulations) of each investment cannot exceed 397 days, and a money market fund's dollar-weighted average maturity cannot exceed 90 days. These requirements, coupled with each Fund's emphasis on high-quality U.S. Government securities, mean that the Funds have substantially similar levels of risk.
 The Funds pursue essentially the same investment objective and follow
similar    investment policies (see "Investment Objectives and Policies" on
page ). U.S.     Government Portfolio invests only in U.S. Government
securities that are backed by the full faith and credit of the United States and in repurchase agreements for these securities. U.S. Government securities are debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Treasury Fund invests only in U.S. Treasury securities, including bills, notes, and bonds, and in repurchase agreements for these securities. Agency securities are generally considered more risky than U.S. Treasury securities. U.S. Treasury securities are backed by the full faith and credit of the United States. Although not all agency securities are backed by the full faith and credit of the United States, U.S. Government Portfolio's policy of limiting its investments in agency securities to those that are backed by the full faith and credit of the United States minimizes the relatively greater risk associated with agency securities. In addition, Treasury Fund is currently
rated    Aaa and AAAm by Moody's Investors Service and Standard & Poor's,
respectively, and     thus generally seeks to maintain an average maturity
of 60 days or less. U.S. Government Portfolio is not a rated fund, although its average maturity is currently less than the 60-day maximum for Aaa/AAAm rated funds.
 Although each Fund seeks to maintain a stable $1.00 share price, each Fund's investment income is based on the income earned on the securities it holds, less expenses incurred. Thus, each Fund's investment income may fluctuate in response to changes in such expenses or changes in interest rates.
THE PROPOSED TRANSACTION
   1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN U.S. GOVERNMENT PORTFOLIO AND TREASURY FUND
REORGANIZATION PLAN
 The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Treasury Fund acquiring as of the Closing Date all of the assets of U.S. Government Portfolio in exchange solely for Capital Reserves Class Shares and the assumption by Treasury Fund of U.S. Government Portfolio's liabilities; and (b) the distribution of Capital Reserves Class Shares to the shareholders of U.S. Government Portfolio as provided for in the Agreement.
 The assets of U.S. Government Portfolio to be acquired by Treasury Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by U.S. Government Portfolio, and any deferred or prepaid expenses shown as an asset on the books of U.S. Government Portfolio on the Closing Date. Treasury Fund will assume from U.S. Government Portfolio all liabilities, debts, obligations, and duties of U.S. Government Portfolio of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that U.S. Government Portfolio will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Treasury Fund will deliver Capital Reserves Class Shares to U.S. Government Portfolio, which shares U.S. Government Portfolio will then distribute to its shareholders so that each U.S. Government Portfolio shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of U.S. Government Portfolio held by such shareholder as of the Closing Date.
 The value of U.S. Government Portfolio's assets to be acquired by Treasury Fund, the amount of U.S. Government Portfolio's liabilities to be assumed by Treasury Fund, and the share price of a Capital Reserves Class Share will be determined as of the close of business (4:00 p.m. Eastern time) of the respective Fund on the Closing Date. Portfolio securities will be valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than at its current market value. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument. If the Board of Trustees of Daily Money Fund and the Board of Trustees of Newbury Street Trust believe that a deviation from a Fund's amortized cost per share may result in dilution or other unfair results to shareholders, the Boards have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results.
 As of the Closing Date, U.S. Government Portfolio will distribute to its shareholders of record the Capital Reserves Class Shares it received, so that each U.S. Government Portfolio shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of U.S. Government Portfolio held by such shareholder on the Closing Date; U.S. Government Portfolio will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Treasury Fund in the names of the U.S. Government Portfolio shareholders and by transferring thereto Capital Reserves Class Shares. Each U.S. Government Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Capital Reserves Class Shares due that shareholder. Treasury Fund shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former U.S. Government Portfolio shareholder will own the number of Capital Reserves Class Shares equal to the number of that shareholder's shares of U.S. Government Portfolio immediately prior to the Reorganization. The share price of Treasury Fund will be unchanged by the transaction. Thus, the Reorganization will not result in the dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of Capital Reserves Class Shares in a name other than that of the registered holder of the shares on the books of U.S. Government Portfolio as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of U.S. Government Portfolio is and will continue to be its responsibility up to and including the Closing Date and such later date on which U.S. Government Portfolio is liquidated.
 It is expected that FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplemental solicitation. However, there may be some transaction costs associated with portfolio adjustments to U.S. Government Portfolio due to the Reorganization which occur prior to the Closing Date which will be borne by U.S. Government Portfolio. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date will be borne by Treasury Fund. A Fund may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of Daily Money Fund and Newbury Street Trust have determined that the Reorganization is in the best interests of the shareholders of the Funds and that the Reorganization will not result in a dilution of the interests of the shareholders of either Fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the Funds' investment objectives and policies;
 (2) the historical performance of the Funds;
 (3) the relative expense ratios of the Funds;
 (4) the costs to be incurred by each Fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative asset sizes of the Funds;
 (7)  the elimination of duplicative funds;
 (8) the impact of changes to the institutional money market product line on the Funds and their shareholders; and
 (9) the benefits to FMR and to shareholders of the Funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on March 20, 1997. In recommending the Reorganization, FMR also advised the Boards that the Funds have generally compatible investment objectives and policies, with the material differences noted, and that the Funds currently have similar investment strategies, with the material differences noted.
 The Boards considered that if the Reorganization is approved, former shareholders of U.S. Government Portfolio will receive Treasury Fund - Capital Reserves Class shares, which will pay a 0.25% management fee and a 0.50% distribution fee. The total management and distribution fees of 0.75% to be paid by Treasury Fund - Capital Reserves Class will be 0.10% lower, as a percentage of average net assets, than the total management and distribution fees of 0.85% currently paid by U.S. Government Portfolio. FMR also informed the Boards that it would voluntarily agree to reimburse the total operating expenses of Treasury Fund - Capital Reserves Class to the extent that such expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of its average net assets -- 0.09% lower than U.S. Government Portfolio's 0.99% voluntary expense limitation. In addition, FMR informed the Boards that it expected to pay the costs associated with the Reorganization, including professional fees and the costs of proxy solicitation, under U.S. Government Portfolio's voluntary expense limitation. FMR further informed the Boards that although U.S. Government Portfolio would bear any costs (as described above) associated with portfolio adjustments made in connection with the Reorganization, FMR believed that such costs would be minimal and would be counterbalanced by the reduction in the total operating expenses that U.S. Government Portfolio shareholders would pay as holders of Capital Reserves Class Shares.
 The Boards also considered that former shareholders of U.S. Government Portfolio will receive the number of Capital Reserves Class Shares equal to the number of their shares of U.S. Government Portfolio. In addition, the Boards considered that the Funds expected to receive an opinion of counsel that the Reorganization would not result in any gain or loss for federal income tax purposes to U.S. Government Portfolio or Treasury Fund or to the shareholders of either Fund.
 Finally, the Boards considered the Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by increasing operational efficiencies and, thereby, lowering expense ratios. DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Newbury Street Trust is registered with the SEC as an open-end management investment company. Newbury Street Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series (no par value per share). Treasury Fund is one of three current funds of the trust. (For historical information regarding Treasury Fund and Newbury
Street Trust, see "Forms of Organization," page    ). Newbury Street
Trust's trustees have authorized the public offering of three     classes
of shares of Treasury Fund designated Treasury Fund - Daily Money Class shares, which are currently outstanding, Treasury Fund - Advisor B Class shares, which also are currently outstanding, and Treasury Fund - Capital Reserves Class shares, which will be issued initially to U.S. Government Portfolio shareholders in connection with the Reorganization. A separate filing with the SEC will be made prior to the Closing Date for the purpose of registering Treasury Fund - Capital Reserves Class shares for sale. Each share in a Class represents an equal proportionate interest in Treasury Fund with each other share of that Class. Shares of Treasury Fund entitle their holders to one vote for each dollar of net asset value held (number of shares owned times the net asset value per share) and a proportionate fractional vote for each fractional dollar amount held, except that each Class of shares has exclusive voting rights on matters pertaining to its
plan of distribution. For additional information    regarding shareholder
voting rights, see "Forms of Organization," page . Each share     of each
Class of Treasury Fund is entitled to participate equally in dividends and other distributions and in the proceeds of any liquidation, except that dividends of each Class may be affected differently by the allocation of Class-specific expenses.
 Newbury Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of U.S. Government Portfolio's assets for Capital Reserves Class Shares and the assumption of the liabilities of U.S. Government Portfolio by Treasury Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to U.S. Government Portfolio and Treasury Fund, substantially to the effect that:
 (i) The acquisition by Treasury Fund of all of the assets of U.S. Government Portfolio solely in exchange for Capital Reserves Class Shares and the assumption by Treasury Fund of U.S. Government Portfolio's liabilities, followed by the distribution by U.S. Government Portfolio of Capital Reserves Class Shares to the shareholders of U.S. Government Portfolio pursuant to the liquidation of U.S. Government Portfolio and constructively in exchange for their U.S. Government Portfolio shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and U.S. Government Portfolio and Treasury Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by U.S. Government Portfolio upon the transfer of all of its assets to Treasury Fund in exchange solely for Capital Reserves Class Shares and Treasury Fund's assumption of U.S. Government Portfolio's liabilities, followed by U.S. Government Portfolio's subsequent distribution of those shares to its shareholders in liquidation of U.S. Government Portfolio;
 (iii) No gain or loss will be recognized by Treasury Fund upon the receipt of the assets of U.S. Government Portfolio in exchange solely for Capital Reserves Class Shares and its assumption of U.S. Government Portfolio's liabilities;
 (iv) The shareholders of U.S. Government Portfolio will recognize no gain or loss upon the exchange of their U.S. Government Portfolio shares solely for Capital Reserves Class Shares;
 (v) The basis of U.S. Government Portfolio's assets in the hands of Treasury Fund will be the same as the basis of those assets in the hands of U.S. Government Portfolio immediately prior to the Reorganization, and the holding period of those assets in the hands of Treasury Fund will include the holding period of those assets in the hands of U.S. Government Portfolio;
 (vi) The basis of U.S. Government Portfolio shareholders in Capital Reserves Class Shares will be the same as their basis in U.S. Government Portfolio shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Capital Reserves Class Shares to be received by the U.S. Government Portfolio shareholders will include the period during which the U.S. Government Portfolio shares to be surrendered in exchange therefor were held, provided such U.S. Government Portfolio shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of U.S. Government Portfolio should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, U.S. Government Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of U.S. Government Portfolio and Treasury Fund (then Daily Money Fund: U.S. Treasury Portfolio) as of January 31, 1997 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                         NET ASSETS        NAV       SHARES
                                           PER       OUTSTANDING
                                           SHARE

U.S. GOVERNMENT           $ 266,416,323     $ 1.00     266,463,583
PORTFOLIO



TREASURY FUND:

Daily Money Class         $ 1,725,294,36    $ 1.00     1,725,661,110
                         0

Advisor B Class           $ 14,478,106      $ 1.00     14,482,262

Capital Reserves Class   --                --        --



PRO FORMA COMBINED
FUND:

Daily Money Class         $ 1,725,294,36    $ 1.00     1,725,661,110
                         0

Advisor B Class           $ 14,478,106      $ 1.00     14,482,262

Capital Reserves Class    $ 266,416,323     $ 1.00     266,463,583

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on March 20, 1997. The Boards of Trustees of Daily Money Fund and Newbury Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of U.S. Government Portfolio and Treasury Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, U.S. Government Portfolio will continue to engage in business as a fund of a registered investment company and the Board of Daily Money Fund will consider other proposals for the reorganization or liquidation of the Fund.
ADDITIONAL INFORMATION ABOUT TREASURY FUND
 Treasury Fund currently pays FMR a monthly management fee at an annual rate of 0.25% of its average net assets. This management fee rate was approved by shareholders on May 9, 1997, and went into effect on May 31, 1997. Also, effective May 31, 1997, under a new Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, Treasury Fund -
Daily Money Class began paying FDC a    distribution fee at an annual rate
of 0.25% to cover most of the Class's     distribution-related costs; in
connection with this change, Treasury Fund's    management fee rate was
reduced from 0.50% to 0.25%.
 The Prospectus for Treasury Fund - Daily Money Class, dated May 30, 1997, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about Treasury Fund including its investment objective and policies, investment adviser, advisory fees and expenses, and organization. The financial highlights table that follows is for Treasury Fund - Daily Money Class. Treasury Fund
- Capital Reserves Class is expected to commence operations on or about October 31, 1997.
TREASURY FUND: DAILY MONEY CLASS (FORMERLY DAILY MONEY FUND: U.S.
TREASURY PORTFOLIO - INITIAL CLASS)



Selected Per-Share
Data and Ratios

Years       1997E     1996      1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
ended                 A
July 31

Net asset   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
value,      0         0         0         0         0         0         0         0         0         0         0         0
beginning
of period

Income
from
Investment
Operations

 Net         .024      .012      .049      .049      .029      .027      .042      .065      .079      .083      .063      .057
interest
 income

Less
Distribution
s

 From net    (.024)    (.012)    (.049)    (.049)    (.029)    (.027)    (.042)    (.065)    (.079)    (.083)    (.063)    (.057)
 interest
income

Net asset   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
value, end  0         0         0         0         0         0         0         0         0         0         0         0
of period

Total       2.39      1.19      5.06      5.02      2.89      2.78      4.25      6.69      8.24      8.64      6.45      5.81
returnB     %         %         %         %         %         %         %         %         %         %         %         %

Net         $ 1,35    $ 1,80    $ 1,80    $ 1,82    $ 2,02    $ 2,94    $ 3,09    $ 1,70    $ 1,17    $ 994     $ 320     $ 240
assets,     2         1         1         8         5         9         4         2         7
end of
period
(In
millions)

Ratio of     .65%      .65%      .65%      .65%      .60%      .57%      .59%      .59%      .59%      .64%      .64%      .58%
expenses    C,D       C,D       C         C
to average
net assets

Ratio of     4.81      4.66      4.94      4.89      2.81      2.73      4.14      6.42      7.91      8.47      6.26      5.67
net interest %D       %D        %         %         %         %         %         %         %         %         %         %
income to
average
net assets


A THREE MONTHS ENDED OCTOBER 31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C F   MR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
E SIX MONTHS ENDED APRIL 30, 1997(UNAUDITED)
MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Capital Reserves Class Shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to Newbury Street Trust.
 EXPERTS. The audited financial statements of U.S. Government Portfolio, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended July 31, 1996. The audited financial statements of Treasury Fund, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended October 31, 1996. The financial statements audited by Coopers & Lybrand L.L.P. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. Unaudited financial statements for U.S. Government Portfolio for the six-month period ended January 31, 1997, and unaudited financial statements for Treasury Fund for the six-month period ended April 30, 1997, are also incorporated by reference into the Statement of Additional Information.
 AVAILABLE INFORMATION. Daily Money Fund and Newbury Street Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549, and at the Northeast Regional Office of the SEC, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Daily Money Fund, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 21st day of July, 1997, by and between Daily Money Fund, a Delaware business trust, on behalf of Capital Reserves: U.S. Government Portfolio (U.S. Government Portfolio), a series of Daily Money Fund, and Newbury Street Trust, a Delaware business trust, on behalf of Treasury Fund (Treasury Fund), a series of Newbury Street Trust. Daily Money Fund and Newbury Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." Treasury Fund and U.S. Government Portfolio may be referred to herein collectively as the "Funds" or each individually as a "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of U.S. Government Portfolio to Treasury Fund solely in exchange for Capital Reserves Class shares of beneficial interest in Treasury Fund (the Capital Reserves Class Shares) and the assumption by Treasury Fund of U.S. Government Portfolio's liabilities; and (b) the constructive distribution of such shares by U.S. Government Portfolio PRO RATA to its shareholders in complete liquidation and termination of U.S. Government Portfolio in exchange for all of U.S. Government Portfolio's outstanding shares. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
 1. REPRESENTATIONS AND WARRANTIES OF U.S. GOVERNMENT PORTFOLIO. U.S. Government Portfolio represents and warrants to and agrees with Treasury Fund that:
  (a) U.S. Government Portfolio is a series of Daily Money Fund, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
  (b) Daily Money Fund is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940
Act), and such registration is in full force and effect;
  (c) The Prospectus, dated November 29, 1996 (as supplemented March 21,
1997), and the Statement of Additional Information, dated November 29, 1996 (as supplemented January 2, 1997), of U.S. Government Portfolio previously furnished to Treasury Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of U.S. Government Portfolio, threatened against U.S. Government Portfolio which assert liability on the part of U.S. Government Portfolio. U.S. Government Portfolio knows of no facts which might form the basis for the institution of such proceedings;
  (e) U.S. Government Portfolio is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of U.S. Government Portfolio, of any agreement, indenture, instrument, contract, lease, or other undertaking to which U.S. Government Portfolio is a party or by which U.S. Government Portfolio is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which U.S. Government Portfolio is a party or is bound;
  (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Financial Highlights, and the
Schedule of    Investments of U.S. Government Portfolio at July 31, 1996,
have been audited by     Coopers & Lybrand L.L.P., independent accountants,
and have been furnished to Treasury Fund together with such unaudited
financial statements and schedule of    investments for the six month
period ended January 31, 1997. Said Statement of     Assets and Liabilities
and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
  (g) U.S. Government Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1996, and those incurred in the ordinary course of U.S. Government Portfolio's business as an investment company since July 31, 1996;
  (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Newbury Street Trust on Form N-14 relating to the Capital Reserves Class Shares issuable hereunder and the proxy statement of U.S. Government Portfolio included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to U.S. Government Portfolio (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to U.S. Government Portfolio, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (i) All material contracts and commitments of U.S. Government Portfolio (other than this Agreement) will be terminated without liability to U.S. Government Portfolio prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
  (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by U.S. Government Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
  (k) U.S. Government Portfolio has filed or will file all federal and state tax returns which, to the knowledge of U.S. Government Portfolio's officers, are required to be filed by U.S. Government Portfolio and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of U.S. Government Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (l) U.S. Government Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date (as defined in Section 6);
  (m) All of the issued and outstanding shares of U.S. Government Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of U.S. Government Portfolio will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Treasury Fund in accordance with this Agreement;
  (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, U.S. Government Portfolio will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of U.S. Government Portfolio to be transferred to Treasury Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of U.S. Government Portfolio's portfolio securities and any such other assets as contemplated by this Agreement, Treasury Fund will acquire U.S. Government Portfolio's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Treasury Fund) and without any restrictions upon the transfer thereof; and
  (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of U.S. Government Portfolio, and this Agreement constitutes a valid and binding obligation of U.S. Government Portfolio enforceable in accordance with its terms, subject to shareholder approval.
 2. REPRESENTATIONS AND WARRANTIES OF TREASURY FUND. Treasury Fund represents and warrants to and agrees with U.S. Government Portfolio that:
  (a) Treasury Fund is a series of Newbury Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
  (b) Newbury Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
  (c) The Prospectus and the Statement of Additional Information of Treasury Fund, both dated May 30, 1997, previously furnished to U.S. Government Portfolio did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Treasury Fund, threatened against Treasury Fund which assert liability on the part of Treasury Fund. Treasury Fund knows of no facts which might form the basis for the institution of such proceedings;
  (e) Treasury Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of Treasury Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Treasury Fund is a party or by which Treasury Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Treasury Fund is a party or is bound;
  (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Financial Highlights, and the
Schedule of    Investments of Treasury Fund at October 31, 1996, have been
audited by Coopers &     Lybrand L.L.P., independent accountants, and have
been furnished to U.S. Government Portfolio together with such unaudited
financial statements and schedule of    investments for the six month
period ended April 30, 1997. Said Statement of Assets     and Liabilities
and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
  (g) Treasury Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1996 and those incurred in the ordinary course of Treasury Fund's business as an investment company since October 31, 1996;
  (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Treasury Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
  (i) Treasury Fund has filed or will file all federal and state tax returns which, to the knowledge of Treasury Fund's officers, are required to be filed by Treasury Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Treasury Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (j) Treasury Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 1997;
  (k) By the Closing Date, the Capital Reserves Class Shares to be issued to U.S. Government Portfolio will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in Treasury Fund's Statement of Additional Information) by Treasury Fund, and no shareholder of Treasury Fund will have any preemptive right of subscription or purchase in respect thereof;
  (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Treasury Fund, and this Agreement constitutes a valid and binding obligation of Treasury Fund enforceable in accordance with its terms, subject to approval by the shareholders of U.S. Government Portfolio;
  (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Treasury Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Treasury Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (n) The issuance of the Capital Reserves Class Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
  (o) All of the issued and outstanding shares of beneficial interest of Treasury Fund have been offered for sale and sold in conformity with the federal securities laws.
 3. REORGANIZATION.
  (a) Subject to the requisite approval of the shareholders of U.S. Government Portfolio and to the other terms and conditions contained herein, U.S. Government Portfolio agrees to assign, sell, convey, transfer, and deliver to Treasury Fund as of the Closing Date all of the assets of U.S. Government Portfolio of every kind and nature existing on the Closing Date. Treasury Fund agrees in exchange therefor: (i) to assume all of U.S. Government Portfolio's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to U.S. Government Portfolio the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of U.S. Government Portfolio then outstanding.
  (b) The assets of U.S. Government Portfolio to be acquired by Treasury Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by U.S. Government Portfolio, and any deferred or prepaid expenses shown as an asset on the books of U.S. Government Portfolio on the Closing Date. U.S. Government Portfolio will pay or cause to be paid to Treasury Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Treasury Fund hereunder, and Treasury Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
  (c) The liabilities of U.S. Government Portfolio to be assumed by Treasury Fund shall include (except as otherwise provided for herein) all of U.S. Government Portfolio's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, U.S. Government Portfolio agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
  (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), U.S. Government Portfolio will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Capital Reserves Class Shares in exchange for such shareholders' shares of beneficial interest in U.S. Government Portfolio and U.S. Government Portfolio will be liquidated in accordance with Daily Money Fund's Trust Instrument. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Treasury Fund's share transfer books in the names of the U.S. Government Portfolio shareholders and transferring the Capital Reserves Class Shares thereto. Each U.S. Government Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Capital Reserves Class Shares due that shareholder. All outstanding U.S. Government Portfolio shares, including any represented by certificates, shall simultaneously be canceled on U.S. Government Portfolio's share transfer records. Treasury Fund shall not issue certificates representing the Capital Reserves Class Shares in connection with the Reorganization.
  (e) Any reporting responsibility of U.S. Government Portfolio is and shall remain its responsibility up to and including the date on which it is terminated.
  (f) Any transfer taxes payable upon issuance of the Capital Reserves Class Shares in a name other than that of the registered holder on U.S. Government Portfolio's books of the U.S. Government Portfolio shares constructively exchanged for the Capital Reserves Class Shares shall be paid by the person to whom such Capital Reserves Class Shares are to be issued, as a condition of such transfer.
 4. VALUATION.
  (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
  (b) On the Closing Date, Treasury Fund will deliver to U.S. Government Portfolio the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of U.S. Government Portfolio then outstanding.
  (c) The share price of the Capital Reserves Class Shares to be delivered to U.S. Government Portfolio, the value of the assets of U.S. Government Portfolio transferred hereunder, and the value of the liabilities of U.S. Government Portfolio to be assumed hereunder shall in each case be determined as of the Valuation Time.
  (d) The share price of the Capital Reserves Class Shares shall be computed in the manner set forth in the then-current Treasury Fund - Capital Reserves Class Prospectus and Statement of Additional Information, and the value of the assets and liabilities of U.S. Government Portfolio shall be computed in the manner set forth in the then-current U.S. Government Portfolio Prospectus and Statement of Additional Information.
  (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for U.S. Government Portfolio and Treasury Fund.
 5. FEES; EXPENSES.
  (a) U.S. Government Portfolio shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation, if applicable. Any merger-related expenses which may be attributable to Treasury Fund will be borne by Treasury Fund, subject to FMR's voluntary expense limitation, if applicable.
  (b) Each of Treasury Fund and U.S. Government Portfolio represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
 6. CLOSING DATE.
  (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on October 30, 1997, or at some other time, date, and place agreed to by U.S. Government Portfolio and Treasury Fund (the Closing Date).
  (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of U.S. Government Portfolio and the net asset value per share of Treasury Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
 7. SHAREHOLDER MEETING AND TERMINATION OF U.S. GOVERNMENT PORTFOLIO.
  (a) U.S. Government Portfolio agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Treasury Fund as herein provided, adopting this Agreement, and authorizing the liquidation of U.S. Government Portfolio.
  (b) U.S. Government Portfolio agrees that as soon as reasonably practicable after distribution of the Capital Reserves Class Shares, U.S. Government Portfolio shall be terminated as a series of Daily Money Fund pursuant to its Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date U.S. Government Portfolio shall not conduct any business except in connection with its liquidation and termination.
 8. CONDITIONS TO OBLIGATIONS OF TREASURY FUND. The obligations of Treasury Fund hereunder shall be subject to the following conditions:
  (a) That U.S. Government Portfolio furnishes to Treasury Fund a statement, dated as of the Closing Date, signed by an officer of Daily Money Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of U.S. Government Portfolio made in this Agreement are true and correct in all material respects and that U.S. Government Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
  (b) That U.S. Government Portfolio furnishes Treasury Fund with copies of the resolutions, certified by an officer of Daily Money Fund, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of U.S. Government Portfolio;
  (c) That, on or prior to the Closing Date, U.S. Government Portfolio will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of U.S. Government Portfolio substantially all of U.S. Government Portfolio's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
  (d) That U.S. Government Portfolio shall deliver to Treasury Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on U.S. Government Portfolio's behalf by its Treasurer or Assistant Treasurer;
  (e) That U.S. Government Portfolio's custodian shall deliver to Treasury Fund a certificate identifying the assets of U.S. Government Portfolio held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Treasury Fund; (ii) U.S. Government Portfolio's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
  (f) That U.S. Government Portfolio's transfer agent shall deliver to Treasury Fund at the Closing a certificate setting forth the number of shares of U.S. Government Portfolio outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
  (g) That U.S. Government Portfolio calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Treasury Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of U.S. Government Portfolio;
  (h) That U.S. Government Portfolio delivers to Treasury Fund a certificate of an officer of Daily Money Fund, dated as of the Closing Date, that there has been no material adverse change in U.S. Government Portfolio's financial position since July 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
  (i) That all of the issued and outstanding shares of beneficial interest of U.S. Government Portfolio shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of U.S. Government Portfolio or its transfer agent by Treasury Fund or its agents shall have revealed otherwise, U.S. Government Portfolio shall have taken all actions that in the opinion of Treasury Fund are necessary to remedy any prior failure on the part of U.S. Government Portfolio to have offered for sale and sold such shares in conformity with such laws.
 9. CONDITIONS TO OBLIGATIONS OF U.S. GOVERNMENT PORTFOLIO.
  (a) That Treasury Fund shall have executed and delivered to U.S. Government Portfolio an Assumption of Liabilities, certified by an officer of Newbury Street Trust, dated as of the Closing Date pursuant to which Treasury Fund will assume all of the liabilities of U.S. Government Portfolio existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
  (b) That Treasury Fund furnishes to U.S. Government Portfolio a statement, dated as of the Closing Date, signed by an officer of Newbury Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Treasury Fund made in this Agreement are true and correct in all material respects, and Treasury Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
  (c) That U.S. Government Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to U.S. Government Portfolio and Treasury Fund, to the effect that the Capital Reserves Class Shares are duly authorized and upon delivery to U.S. Government Portfolio as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Treasury Fund (except as disclosed in Treasury Fund's Statement of Additional Information) and no shareholder of Treasury Fund has any preemptive right of subscription or purchase in respect thereof.
 10. CONDITIONS TO OBLIGATIONS OF TREASURY FUND AND U.S. GOVERNMENT
PORTFOLIO.
  (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of U.S. Government Portfolio;
  (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Treasury Fund or U.S. Government Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Treasury Fund or U.S. Government Portfolio, provided that either party hereto may for itself waive any of such conditions;
  (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
  (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
  (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Treasury Fund and U.S. Government Portfolio, threatened by the Commission; and
  (f) That Treasury Fund and U.S. Government Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Treasury Fund and U.S. Government Portfolio that for federal income tax purposes:
   (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and U.S. Government Portfolio and Treasury Fund will each be parties to the Reorganization under section 368(b) of the Code;
   (ii) No gain or loss will be recognized by U.S. Government Portfolio upon the transfer of all of its assets to Treasury Fund in exchange solely for the Capital Reserves Class Shares and the assumption of U.S. Government Portfolio's liabilities followed by the distribution of those Capital Reserves Class Shares to the shareholders of U.S. Government Portfolio in liquidation of U.S. Government Portfolio;
   (iii) No gain or loss will be recognized by Treasury Fund on the receipt of U.S. Government Portfolio's assets in exchange solely for the Capital Reserves Class Shares and the assumption of U.S. Government Portfolio's liabilities;
   (iv) The basis of U.S. Government Portfolio's assets in the hands of Treasury Fund will be the same as the basis of such assets in U.S. Government Portfolio's hands immediately prior to the Reorganization;
   (v) Treasury Fund's holding period in the assets to be received from U.S. Government Portfolio will include U.S. Government Portfolio's holding period in such assets;
   (vi) A U.S. Government Portfolio shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in U.S. Government Portfolio for the Capital Reserves Class Shares in the Reorganization;
   (vii) A U.S. Government Portfolio shareholder's basis in the Capital Reserves Class Shares to be received by him or her will be the same as his or her basis in the U.S. Government Portfolio shares exchanged therefor; and
   (viii) A U.S. Government Portfolio shareholder's holding period for his or her Capital Reserves Class Shares will include the holding period of U.S. Government Portfolio shares exchanged, provided that those U.S. Government Portfolio shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of U.S. Government Portfolio and Treasury Fund may not waive the conditions set forth in this subsection 10(f).
 11. COVENANTS OF TREASURY FUND AND U.S. GOVERNMENT PORTFOLIO.
  (a) Treasury Fund and U.S. Government Portfolio each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
  (b) U.S. Government Portfolio covenants that it is not acquiring the Capital Reserves Class Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
  (c) U.S. Government Portfolio covenants that it will assist Treasury Fund in obtaining such information as Treasury Fund reasonably requests concerning the beneficial ownership of U.S. Government Portfolio's shares; and
  (d) U.S. Government Portfolio covenants that its liquidation and termination will be effected in the manner provided in its Trust Instrument in accordance with applicable law and after the Closing Date, U.S. Government Portfolio will not conduct any business except in connection with its liquidation and termination.
 12. TERMINATION; WAIVER.
 Treasury Fund and U.S. Government Portfolio may terminate this Agreement by mutual agreement. In addition, either Treasury Fund or U.S. Government Portfolio may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of U.S. Government Portfolio or Treasury Fund, or their respective Trustees or officers.
 13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
  (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
  (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Treasury Fund or U.S. Government Portfolio; provided, however, that following the shareholders' meeting called by U.S. Government Portfolio pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Capital Reserves Class Shares to be paid to U.S. Government Portfolio shareholders under this Agreement to the detriment of such shareholders without their further approval.
  (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
 14. TRUST INSTRUMENTS.
 A copy of the Trust Instrument of each Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
 15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
[SIGNATURE LINES OMITTED]

CAPR/USG-pxs-0797 CUSIP #233809409 / FUND #681


CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
A FUND OF
DAILY MONEY FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Capital Reserves: Municipal Money Market Portfolio:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Capital Reserves: Municipal Money Market Portfolio (Municipal Money Market Portfolio), will be held at the office of Daily Money Fund, 82 Devonshire Street, Boston, Massachusetts 02109 on Wednesday, September 17, 1997, at 11:30 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1. To approve an Agreement and Plan of Reorganization between Municipal Money Market Portfolio and Tax-Exempt Fund, a fund of Newbury Street Trust, providing for the transfer of all of the assets of Municipal Money Market Portfolio to Tax-Exempt Fund in exchange solely for Capital Reserves Class shares of beneficial interest of Tax-Exempt Fund and the assumption by Tax-Exempt Fund of Municipal Money Market Portfolio's liabilities, followed by the distribution of Capital Reserves Class shares of Tax-Exempt Fund to shareholders of Municipal Money Market Portfolio in liquidation of Municipal Money Market Portfolio.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of Municipal Money Market Portfolio entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
July 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
A FUND OF
DAILY MONEY FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
PROXY STATEMENT AND PROSPECTUS
JULY 21, 1997
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Capital Reserves: Municipal Money Market Portfolio (Municipal Money Market Portfolio), a fund of Daily Money Fund, in connection with the solicitation of proxies by Daily Money Fund's Board of Trustees for use at the Special Meeting of Shareholders of Municipal Money Market Portfolio and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, September 17, 1997 at 11:30 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of Daily Money Fund.
 As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Municipal Money Market Portfolio would transfer all of its assets to Tax-Exempt Fund, a fund of Newbury Street Trust, in exchange solely for Capital Reserves Class shares of beneficial interest of Tax-Exempt Fund (Capital Reserves Class Shares) and the assumption by Tax-Exempt Fund of Municipal Money Market Portfolio's liabilities. Capital Reserves Class Shares would then be distributed to Municipal Money Market Portfolio shareholders, so that each such shareholder would receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Municipal Money Market Portfolio held by such shareholder on October 30, 1997, or such other date as the parties may agree (the Closing Date). Municipal Money Market Portfolio will distribute Capital Reserves Class Shares to its shareholders in liquidation, as provided in the Agreement. THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROXY STATEMENT AND PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 Tax-Exempt Fund, a money market fund, is a diversified fund of Newbury Street Trust, an open-end management investment company organized as a Delaware business trust on December 30, 1991. Newbury Street Trust's principal executive office is located at 82 Devonshire Street, Boston, Massachusetts 02109 (1-800-843-3001). Tax-Exempt Fund's investment objective is to provide individual and institutional investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. Tax-Exempt Fund invests in high-quality municipal money market securities of all types. Tax-Exempt Fund normally invests so that at least 80% of its income distributions is free from federal income tax. Tax-Exempt Fund is currently authorized to issue two classes of shares designated Tax-Exempt Fund - Daily Money Class shares, which are currently outstanding, and Tax-Exempt Fund -Capital Reserves Class shares, which will be issued initially to Municipal Money Market Portfolio shareholders in connection with the Reorganization.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Tax-Exempt
Fund that a    shareholder should know before voting on the proposed
Reorganization. A Statement of Additional Information, dated July 21, 1997, relating to this Proxy Statement has been filed with the Securities and Exchange Commission (the SEC) and is incorporated herein by reference. This
Proxy Statement is accompanied by the Prospectus for Tax-Exempt     Fund -
Daily Money Class, dated May 30, 1997. The Statement of Additional Information for Tax-Exempt Fund - Daily Money Class, dated May 30, 1997, is available upon request. The Prospectus and the Statement of Additional
Information for Tax-Exempt    Fund - Daily Money Class have been filed with
the SEC and are incorporated herein by     reference. A Prospectus, dated
November 29, 1996 (as supplemented March 21, 1997), and a Statement of Additional Information, dated November 29, 1996 (as supplemented January 2,
1997), for Municipal Money Market Portfolio have been filed with the SEC and are incorporated herein by reference. Copies of these documents, as well as each fund's most recent annual and semi-annual reports, may be obtained without charge by contacting Fidelity Client Services at 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-843-3001.
TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Other Policies of the Funds
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information about Tax-Exempt Fund
Miscellaneous
Exhibit 1. Form of Agreement and Plan of Reorganization of Municipal Money Market Portfolio

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
A FUND OF DAILY MONEY FUND
TO BE HELD ON SEPTEMBER 17, 1997
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Daily Money Fund (Daily Money Fund or the trust) to be used at the Special Meeting of Shareholders of Capital Reserves: Municipal Money Market Portfolio (Municipal Money Market Portfolio or the fund) and at any adjournments thereof (the Meeting), to be held on Wednesday, September 17, 1997 at 11:30 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King & Co. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $14,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the fund; however, because FMR has voluntarily agreed to limit the fund's total operating expenses, it is expected that these expenses will effectively be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 Municipal Money Market Portfolio may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $4,200. The expenses in connection with telephone voting will be borne by the fund; however, because FMR has voluntarily agreed to limit the fund's total operating expenses, it is expected that these expenses will effectively be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to that item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On April 30, 1997, there were 434,346,612 shares of Tax-Exempt Fund - Daily Money Class (then known as Daily Tax-Exempt Money Fund - Initial Class) issued and outstanding.
 On April 30, 1997, there were 143,712,249 shares of Municipal Money Market Portfolio issued and outstanding. Shareholders of record of Municipal Money Market Portfolio at the close of business on July 21, 1997, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each full share held on that date and a proportionate share of one vote for each fractional share held on that date.
 On April 30, 1997, the trustees and officers of Daily Money Fund and of Newbury Street Trust (then known as Daily Tax-Exempt Money Fund) owned in the aggregate less than 1% of the shares of Municipal Money Market Portfolio and Tax-Exempt Fund (then known as Daily Tax-Exempt Money Fund), respectively.
 On April 30, 1997, the following shareholders were known by Daily Money Fund or by Newbury Street Trust to own of record or beneficially 5% or more of Municipal Money Market Portfolio's or Tax-Exempt Fund's outstanding shares:
SHAREHOLDER                      ADDRESS        PERCENTAGE OF
                                                OUTSTANDING
                                                FUND SHARES

MUNICIPAL MONEY MARKET
PORTFOLIO

Securities America, Inc.         Omaha, NE      16.22%

Muriel Siebert & Co., Inc.       New York, NY   12.26%

TAX-EXEMPT FUND - DAILY MONEY
CLASS

Texas Commerce Bank, N.A.        Houston, TX    9.16%

LNC Equity Sales                 Fort Wayne,    5.86%
                                 IN

 To the knowledge of Daily Money Fund and Newbury Street Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of Municipal Money Market Portfolio or Tax-Exempt Fund on that date. If the Reorganization became effective at April 30, 1997, the above shareholders of Municipal Money Market Portfolio would have owned of record or beneficially the same percentages shown above of Tax-Exempt Fund - Capital Reserves Class; the above shareholders of Tax-Exempt Fund - Daily Money Class would have owned of record or beneficially the same percentages shown above of Tax-Exempt Fund - Daily Money Class; and Texas Commerce Bank, N.A. would have owned of record or beneficially 6.89% of Tax-Exempt Fund as a whole.
 VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF MUNICIPAL MONEY MARKET PORTFOLIO. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940
ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE. SYNOPSIS
SUMMARY
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Municipal Money Market Portfolio and Tax-Exempt Fund - Daily Money Class, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the enclosed Prospectus of Tax-Exempt Fund - Daily Money Class carefully for more complete information about the Reorganization and Tax-Exempt Fund.
 The proposal is to merge Municipal Money Market Portfolio into a newly-created class - Capital Reserves Class - of Tax-Exempt Fund, a larger money market fund also managed by FMR. FMR is presenting similar proposals to all of the Capital Reserves Portfolios it manages. Merging Municipal Money Market Portfolio into Tax-Exempt Fund - Capital Reserves Class will help FMR manage the funds more efficiently.
 If the proposal is approved you will have lower costs on your investment - total fund expenses of 0.90% per year, instead of 0.99% per year. (These expenses are based on voluntary expense limits agreed to by FMR. They could change in the future, whether or not the Reorganization takes place.)
 Tax-Exempt Fund - Capital Reserves Class is designed to be similar to Municipal Money Market Portfolio. You will not have to change how you do business with Fidelity or have to take any other action (other than voting) to maintain your investment.
 Tax-Exempt Fund has slightly different investment policies than Municipal Money Market Portfolio. Municipal Money Market Portfolio may invest up to 100% of its assets in securities whose interest is a tax preference item for purposes of the federal alternative minimum tax, or AMT. Tax-Exempt Fund does not currently intend to invest in AMT securities. AMT securities generally pay higher yields than municipal securities that are fully tax-exempt, but increase the tax liability of some investors. Not investing in AMT securities will negatively impact Tax-Exempt Fund - Capital Reserves Class's yield - approximately 0.03%-0.08% per year compared to Municipal Money Market Portfolio. This impact should be offset, however, by the 0.09% expense reduction if the Reorganization is approved.
INVESTMENT OBJECTIVES AND POLICIES
 Municipal Money Market Portfolio and Tax-Exempt Fund (collectively the "Funds" or each individually a "Fund") have essentially the same investment objective. Municipal Money Market Portfolio seeks to provide investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of preservation of capital and liquidity. Tax-Exempt Fund seeks to provide individual and institutional investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of liquidity and stability of principal.
 Each Fund invests in high-quality municipal money market securities and normally invests so that at least 80% of its income distributions is free from federal income tax. Each Fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
 As noted above, the Funds have different policies regarding securities whose interest is a tax preference item for purposes of the AMT. Municipal Money Market Portfolio may invest up to 100% of its assets in municipal securities subject to the AMT. Tax-Exempt Fund does not currently intend to purchase municipal securities subject to the AMT. As of April 30, 1997, approximately 72% of Municipal Money Market Portfolio's assets were invested in securities subject to the AMT.
EXPENSE STRUCTURE
 Tax-Exempt Fund - Capital Reserves Class has lower expenses than Municipal Money Market Portfolio. Thus, if shareholders approve the Reorganization, they will have lower costs on their investments.
 Municipal Money Market Portfolio currently pays FMR a monthly management fee at an annual rate of 0.50% of its average net assets. Also, under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays its distributor, National Financial Services Corporation
(NFSC), a monthly distribution fee at an annual rate of 0.35% of its average net assets. Thus, Municipal Money Market Portfolio currently pays total management and distribution fees of 0.85%. In addition, the Fund's Distribution and Service Plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources (not from the Fund's assets) to compensate financial intermediaries (including NFSC) for providing distribution-related services for the Fund. The Board of Trustees of Daily Money Fund has authorized FMR to make such payments of up to 0.25% of the Fund's average net assets throughout the month based upon the level of shareholder support and distribution services provided. FMR has voluntarily agreed to reimburse Municipal Money Market Portfolio to the extent that its total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.99% of its average net assets.
 If Municipal Money Market Portfolio shareholders approve the Reorganization, they will receive Tax-Exempt Fund - Capital Reserves Class shares, which will pay a 0.25% management fee and a 0.50% distribution fee. The total management and distribution fees of 0.75% to be paid by Tax-Exempt Fund - Capital Reserves Class will be 0.10% lower, as a percentage of average net assets, than the total management and distribution fees of 0.85% currently paid by Municipal Money Market Portfolio. In addition, the Distribution and Service Plan for Tax-Exempt Fund - Capital Reserves Class will specifically recognize that FMR may make payments from its management fee revenue, past profits or other resources (not from the Class's assets) to compensate financial intermediaries for providing distribution-related services to the Class. FMR has voluntarily agreed to reimburse Tax-Exempt Fund - Capital Reserves Class to the extent that its total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of its average net assets - 0.09% lower than Municipal Money Market Portfolio's 0.99% voluntary expense limitation. Although FMR may terminate the voluntary expense limitation with respect to Tax-Exempt Fund - Capital Reserves Class at any time without prior notice to shareholders, FMR has no current intention of doing so.
 In sum, the Reorganization would give shareholders of Municipal Money Market Portfolio the opportunity to participate in a larger money market fund with essentially the same investment objective, 0.10% lower total management and distribution fees, and a 0.09% lower total operating expense ratio, after reimbursement.
 The Board of Trustees believes that the Reorganization would benefit Municipal Money Market Portfolio's shareholders and recommends that shareholders vote in favor of the Reorganization.
THE PROPOSED REORGANIZATION
 Shareholders of Municipal Money Market Portfolio will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition by Tax-Exempt Fund of all of the assets of Municipal Money Market Portfolio in exchange solely for Capital Reserves Class shares of Tax-Exempt Fund (Capital Reserves Class Shares) and the assumption by Tax-Exempt Fund of the liabilities of Municipal Money Market Portfolio. Municipal Money Market Portfolio will then distribute the Capital Reserves Class Shares to its shareholders, so that each shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Municipal Money Market Portfolio held by such shareholder on the Closing Date (defined below). The exchange of Municipal Money Market Portfolio's assets for Capital Reserves Class Shares will occur as of 4:00 p.m. Eastern time on October 30, 1997, or such other date as the parties may agree (the Closing
Date). Municipal Money Market Portfolio will then be liquidated as soon as practicable thereafter.
 The Funds will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to Municipal Money Market Portfolio or Tax-Exempt Fund or to the shareholders of either Fund. The rights and privileges of the former shareholders of Municipal
Money Market Portfolio will be    effectively unchanged by the
Reorganization, except as described on page  under     the heading "Forms
of Organization."
COMPARATIVE FEE TABLES
 The following tables show (i) the shareholder transaction expenses that Municipal Money Market Portfolio shareholders currently incur, and the shareholder transaction expenses that Tax-Exempt Fund - Capital Reserves Class shareholders will incur after giving effect to the Reorganization, and (ii) the current fees and expenses of Municipal Money Market Portfolio for the 12 months ended January 31, 1997 (unaudited), and the pro forma fees for Tax-Exempt Fund - Capital Reserves Class based on the same period (unaudited) after giving effect to the Reorganization.
 SHAREHOLDER TRANSACTION EXPENSES are charges that shareholders may pay when they buy or sell shares of a Fund.
                                MUNICIPAL          TAX-EXEMPT
                                MONEY              FUND - CAPITAL
                                MARKET PORTFOLIO   RESERVES CLASS

Maximum sales charge on         None               None
purchases and reinvested
distributions

Maximum deferred sales charge   None               None

Redemption fee                  None               None

Exchange fee                    None               None

ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each Fund's assets and, in the case of Tax-Exempt Fund, are allocated to the appropriate Class, as applicable. The expenses of each Fund/Class are factored into its share price or dividends and are not charged directly to shareholder accounts. The following figures for Municipal Money Market Portfolio are based on historical expenses. The following pro forma expenses for Tax-Exempt Fund - Capital Reserves Class are based on the proposed expense structure described above, with Other Expenses estimated. All figures are calculated as a percentage of average net assets.
                               MUNICIPAL   PRO FORMA
                               MONEY       EXPENSES
                               MARKET      TAX-EXEMPT FUND -
                               PORTFOLIO   CAPITAL RESERVES
                                           CLASS

Management Fee                 0.31%*      0.25%

12b-1 Fee (Distribution Fee)   0.35%       0.50%

Other Expenses                 0.33%       0.15%**

Total Fund Operating           0.99%*      0.90%**
Expenses

* FMR has voluntarily agreed to reimburse Municipal Money Market Portfolio to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.99% of the Fund's average net assets. If this agreement were not in effect, the Fund's management fee and total operating expenses, as a percentage of average net assets, would have been 0.50% and 1.18%, respectively.
** FMR has voluntarily agreed to reimburse Tax-Exempt Fund - Capital Reserves Class to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of the Class's average net assets. If this agreement were not in effect, the Class's other expenses and total operating expenses, as a percentage of average net assets, would be estimated to be 0.29% and 1.04%, respectively.
EXAMPLE OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in Municipal Money Market Portfolio under its current expenses, and in Tax-Exempt Fund - Capital Reserves Class under the pro forma expenses, calculated at the rates (after reimbursement) stated above, assuming a 5% annual return.
                         After    After     After     After
                         1 Year   3 Years   5 Years   10 Years

Municipal Money           $ 10     $ 32      $ 55      $ 121
Market Portfolio

Tax-Exempt Fund -         $ 9      $ 29      $ 50      $ 111
Capital Reserves Class

 This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, the actual or expected performance of either Fund/Class. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. due to 12b-1 fees.
ADDITIONAL EXPENSE INFORMATION
 DISTRIBUTOR. NFSC distributes Municipal Money Market Portfolio's shares. Fidelity Distributors Corporation (FDC), an affiliate of FMR, currently distributes Tax-Exempt Fund's shares and will distribute Tax-Exempt Fund - Capital Reserves Class shares following the Reorganization.
 As stated above, under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, Municipal Money Market Portfolio currently pays NFSC a monthly distribution fee at an annual rate of 0.35% of the Fund's average net assets. In addition, the Municipal Money Market Portfolio plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to compensate financial intermediaries (including NFSC) for providing distribution-related services for the Fund. The Board of Trustees of Daily Money Fund has authorized FMR to make such payments of up to 0.25% of the Fund's average net assets throughout the month based upon the level of shareholder support and distribution services provided.
 If shareholders approve the Reorganization, Tax-Exempt Fund - Capital Reserves Class shares will be subject to a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Capital Reserves Class will be authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Capital Reserves Class shares of Tax-Exempt Fund. Capital Reserves Class will pay FDC a monthly distribution fee at an annual rate of 0.50% of its average net assets throughout the month. FDC may compensate intermediaries that provide shareholder support services, engage in the sale of Capital Reserves Class shares, or pay distribution expenses at an annual rate of up to 0.50% of the average net assets they maintain. The Capital Reserves Class plan will specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Capital Reserves Class shares, including payments made to intermediaries that provide shareholder support services or engage in the sale of Capital Reserves Class shares. The Board of Trustees of Newbury Street Trust has authorized such payments to intermediaries at an annual rate of up to 0.10% of the average net assets they maintain.
 Independent of the Capital Reserves Class plan, intermediaries that maintain an average balance of $10 million or more in a single omnibus account may receive an additional recordkeeping fee of up to 0.15% of the average net assets they maintain. The recordkeeping fee will be paid by FMR or its affiliates, not by Tax-Exempt Fund, and will not be paid for distribution services.
 SUB-ADVISER. Currently, FMR Texas Inc., located in Irving, Texas, is each Fund's sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. For FMR Texas's services to Municipal Money Market Portfolio, FMR pays FMR Texas 50% of its management fee (before expense reimbursements but after payments made by FMR pursuant to the Fund's Distribution and Service Plan). For FMR Texas's services to Tax-Exempt Fund, FMR pays FMR Texas 50% of its management fee (before expense reimbursements).
FORMS OF ORGANIZATION
 Municipal Money Market Portfolio is a diversified fund of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993. Daily Money Fund is authorized to issue an unlimited number of shares of beneficial interest. Municipal Money Market Portfolio is authorized to issue one class of shares.
 Tax-Exempt Fund is a diversified fund of Newbury Street Trust, an open-end management investment company organized as a Delaware business trust on December 30, 1991. Before May 30, 1997, Newbury Street Trust was known as Daily Tax-Exempt Money Fund, and Tax-Exempt Fund, then the only fund of the trust, also was known as Daily Tax-Exempt Money Fund. Newbury Street Trust is authorized to issue an unlimited number of shares of beneficial interest. Tax-Exempt Fund is currently authorized to issue two classes of shares designated Tax-Exempt Fund - Daily Money Class (formerly known as Daily Tax-Exempt Money Fund - Initial Class) shares, which are currently outstanding, and Tax-Exempt Fund - Capital Reserves Class shares, which will be issued initially to Municipal Money Market Portfolio shareholders in connection with the Reorganization. A separate filing with the Securities and Exchange Commission (the SEC) will be made prior to the Closing Date of the Reorganization for the purpose of registering Tax-Exempt Fund - Capital Reserves Class shares for sale.
 Because Municipal Money Market Portfolio and Tax-Exempt Fund are series of Delaware business trusts organized under substantially similar Trust Instruments, the rights of the security holders of Municipal Money Market Portfolio under state law and the governing documents are expected to remain unchanged after the Reorganization, except with regard to
shareholder voting rights. Shareholder voting rights for    Municipal Money
Market Portfolio are based on the number of Municipal Money Market Portfolio shares owned (share-based voting), whereas shareholder voting
rights     for Tax-Exempt Fund are based on the total dollar interest in
Tax-Exempt Fund (dollar-based voting). If Municipal Money Market Portfolio shareholders approve the Reorganization, their voting rights would not be affected because immediately following the Reorganization Newbury Street Trust will comprise only money market funds, which are managed to maintain a stable $1.00 share price. However, if funds with fluctuating net asset values per share are added to Newbury Street Trust in the future, relative voting rights would be affected. In that event, while the differences between the Funds' voting rights would have no bearing on matters affecting only one fund of the trust, on matters requiring trust-wide votes in which all funds of the trust participate, dollar-based voting would provide shareholders with voting power that is proportionate to their economic interest, whereas share-based voting may provide shareholders who own shares of a fund with a lower net asset value per share (NAV) than other funds in the trust with a disproportionate ability to affect a trust-wide vote relative to shareholders of other funds in the trust. If Municipal Money Market Portfolio shareholders approve the Reorganization, their voting rights will change to reflect those of Tax-Exempt Fund shareholders. For more information regarding shareholder rights, refer to the section of each Fund's Statement of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The Funds have essentially the same investment objective. Municipal Money Market Portfolio seeks to provide investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of preservation of capital and liquidity. Tax-Exempt Fund seeks to provide individual and institutional investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. Investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that a Fund will maintain a stable $1.00 share price.
 Each Fund invests in high-quality municipal money market securities and normally invests so that at least 80% of its income distributions is free from federal income tax. Each Fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
 The Funds have different policies regarding securities whose interest is a tax preference item for purposes of the AMT. Municipal Money Market Portfolio may invest up to 100% of its assets in municipal securities subject to the AMT. Tax-Exempt Fund does not currently intend to purchase municipal securities subject to the AMT. As of April 30, 1997, approximately 72% of Municipal Money Market Portfolio's assets were invested in securities subject to the AMT. AMT securities generally pay higher yields than municipal securities that are fully tax-exempt, but increase the tax liability of some investors.
 If shareholders approve the Reorganization, it is anticipated that Municipal Money Market Portfolio will sell any securities subject to the AMT in the period between shareholder approval and the Closing Date. The yield spread on securities subject to the AMT as compared to securities not subject to the AMT is approximately 0.05%-0.10%. This translates into an approximate 0.03%-0.08% yield advantage for Municipal Money Market Portfolio given its recent levels of investment in securities subject to the AMT. The 0.03%-0.08% yield difference should be offset, however, by the 0.09% lower total operating expense ratio (after reimbursement) of Tax-Exempt Fund - Capital Reserves Class shares following the Reorganization. In the event that the sale of either Fund's assets becomes necessary prior to the effective date of the Reorganization, any transaction costs and taxable gain or loss associated with such adjustments will be borne by the individual Fund that incurred them.
 The investment objective of each Fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the Fund. There can be no assurance that a Fund will achieve its objective. With the exception of fundamental policies, investment policies of the Funds can be changed without shareholder approval. The differences between the Funds discussed below, except as noted, could be changed without a vote of shareholders. COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. As a matter of fundamental policy, each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or (Tax-Exempt Fund only) securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
 BORROWING. As a matter of fundamental policy, each Fund may borrow money only for temporary or emergency purposes (not for leveraging or investment), but not in an amount exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount (by reason of a decline in net assets, in the case of Tax-Exempt Fund) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a matter of non-fundamental policy, each Fund may borrow money only from banks or other funds advised by FMR or an affiliate of FMR, or by engaging in reverse repurchase agreements with any party, and each Fund may make additional investments while borrowings are outstanding.
 LENDING. As a matter of fundamental policy, each Fund may not lend any security or make any other loan, except through the purchase of debt securities or repurchase agreements, if as a result more than 33 1/3% of its total assets would be lent to other parties. As a matter of non-fundamental policy, with the exception of purchasing debt securities, neither Fund currently intends to make loans or engage in repurchase agreements.
 SHORT SALES. As a matter of non-fundamental policy, Municipal Money Market Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. As a matter of fundamental policy, Tax-Exempt Fund may not make short sales of securities.
 MARGIN PURCHASES. As a matter of non-fundamental policy, subject to revision upon 60 days' notice to shareholders, Municipal Money Market Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts do not constitute purchasing securities on margin. As a matter of fundamental policy, Tax-Exempt Fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.
 UNDERWRITING. As a matter of fundamental policy, Municipal Money Market Portfolio may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities. As a matter of fundamental policy, Tax-Exempt Fund may not underwrite any issue of securities, except to the extent that the purchase of municipal bonds in accordance with the Fund's investment objective, policies, and restrictions, either directly from the issuer or from an underwriter for an issuer, may be deemed underwriting.
 REAL ESTATE. As a matter of fundamental policy, Municipal Money Market Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy does not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business. As a matter of fundamental policy, Tax-Exempt Fund may not purchase or sell real estate, but this policy does not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.
 COMMODITIES. As a matter of fundamental policy, Municipal Money Market Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. As a matter of fundamental policy, Tax-Exempt Fund may not purchase or sell commodities or commodity (futures) contracts.
 OIL, GAS, AND MINERAL EXPLORATION PROGRAMS. As a matter of fundamental policy, Tax-Exempt Fund may not invest in oil, gas or other mineral exploration or development programs. The Board of Trustees of Daily Money Fund recently approved the elimination of Municipal Money Market Portfolio's identical non-fundamental policy (for the reasons stated below).
 OTHER INVESTMENT POLICIES. Each Fund may invest up to 10% of its assets in illiquid securities. Consistent with its investment objective and policies, each Fund also may enter into when-issued and forward purchase or sale transactions and may invest in variable and floating rate securities, municipal lease obligations, and securities with put features, and in obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. Municipal Money Market Portfolio does not currently intend to purchase futures contracts or options on futures contracts. This operating policy may be changed only with the Trustees' approval and 60 days' notice to shareholders.
 FMR normally invests each Fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. However, each Fund reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
 For cash management purposes, each Fund may invest in repurchase agreements and (pursuant to an exemptive order granted by the SEC) in a money market fund available only to funds and accounts managed by FMR or its affiliates whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. However, neither Fund currently intends to invest in repurchase agreements and Tax-Exempt Fund does not currently intend to invest in a money market fund.
 In addition, the Board of Trustees of each Fund recently approved the elimination of certain non-fundamental policies, which were identical for both Funds, regarding a Fund's (i) investments in the securities of other investment companies, (ii) investments in the securities of unseasoned issuers, and (iii) purchases and sales of futures contracts and call
options. These non-fundamental policies were originally    adopted with
respect to each Fund solely in response to state securities law requirements, which were in addition to, and in many cases were more restrictive than, federal securities law requirements. These state
securities law requirements are     no longer applicable.
 As stated above, for more information about the risks and restrictions associated with these polices, see the Funds' Prospectuses and, for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, which are incorporated herein by reference. OPERATIONS OF TAX-EXEMPT FUND FOLLOWING THE REORGANIZATION
 FMR does not expect Tax-Exempt Fund to revise its investment objective or policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Tax-Exempt Fund's management or to agents that provide Tax-Exempt Fund with services. Specifically, the Trustees and officers, the investment adviser and sub-adviser, the distributor, and other agents will continue to serve Tax-Exempt Fund in their current capacities.
 Because Tax-Exempt Fund's investment policies differ in some respects from Municipal Money Market Portfolio's investment policies, certain of the securities currently held by Municipal Money Market Portfolio may need to be sold rather than transferred to Tax-Exempt Fund. As explained above, Municipal Money Market Portfolio may invest in securities subject to the AMT, whereas Tax-Exempt Fund does not currently intend to purchase securities subject to the AMT. Therefore, if shareholders approve the Reorganization, it is anticipated that Municipal Money Market Portfolio will sell any securities subject to the AMT in the period between shareholder approval and the Closing Date. Any transaction costs and taxable gain or loss associated with such adjustments to the portfolio of Municipal Money Market Portfolio will be borne by Municipal Money Market Portfolio. In the event that the sale of any assets becomes necessary after the effective date of the Reorganization, any transaction costs and taxable gain or loss associated with such adjustments will be borne by Tax-Exempt Fund.
PURCHASES AND REDEMPTIONS
 Tax-Exempt Fund is currently authorized to issue two classes of shares designated Tax-Exempt Fund - Daily Money Class shares, which are currently outstanding, and Tax-Exempt Fund - Capital Reserves Class shares, which will be issued initially to Municipal Money Market Portfolio shareholders in connection with the Reorganization. Municipal Money Market Portfolio is currently authorized to issue only one class of shares.
 Both Municipal Money Market Portfolio and Tax-Exempt Fund - Capital Reserves Class require a minimum initial investment of $1,000, a minimum subsequent investment of $250, and a minimum account balance of $500. Both Municipal Money Market Portfolio shares and Tax-Exempt Fund - Capital Reserves Class shares are sold without a sales charge.
 Municipal Money Market Portfolio is open for business and its NAV is normally calculated each day that both the Federal Reserve Bank of Kansas City (Kansas City Fed) and the New York Stock Exchange (NYSE) are open. Tax-Exempt Fund is open for business and the NAV of Capital Reserves Class shares is normally calculated each day that the NYSE is open. The following holiday closings have been scheduled for 1997: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (Kansas City Fed only), Veterans Day (Kansas City Fed only), Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the Kansas City Fed or the NYSE may modify its holiday schedule at any time.
 Both Funds are managed to keep their share prices stable at $1.00. Both Municipal Money Market Portfolio shares and Tax-Exempt Fund - Capital Reserves Class shares are purchased at the next share price calculated after an order is received and accepted. Share price is normally calculated at 12:00 noon and 4:00 p.m. Eastern time. Shares may be purchased by mail, by wire, or by exchange from another Fidelity fund. Neither Municipal Money Market Portfolio nor Tax-Exempt Fund - Capital Reserves Class imposes a fee for wire purchases; however, if shares are purchased through an investment professional, the investment professional may impose a fee for wire purchases. Shares purchased before 12:00 noon Eastern time are entitled to dividends declared that day. Shares purchased after 12:00 noon Eastern time begin to earn dividends on the following business day.
 Each Fund reserves the right to reject any specific purchase order, including certain purchases by exchange. On any day that the Kansas City Fed (Municipal Money Market Portfolio only) or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in the markets), or as permitted by the SEC, each Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the Kansas City Fed (Municipal Money Market Portfolio only) or the NYSE is closed, a Fund's/Class's share price may be affected on days when shareholders do not have access to the Fund to purchase or redeem shares.
 Both Funds value their portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the Funds maintain stable $1.00 share prices.
 UMB Bank, n.a. (UMB), located at 1010 Grand Avenue, Kansas City, Missouri, is each Fund's transfer agent, although it employs Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, to perform these functions for each Fund. Pursuant to a sub-arrangement with UMB, FIIOC performs transfer agency, dividend disbursing, and shareholder services for the shares of each Fund. In addition, pursuant to a sub-arrangement with UMB, Fidelity Service Company, Inc., also an affiliate of FMR, calculates the NAV and dividends for the shares of each Fund and maintains the general accounting records for each Fund. NFSC distributes Municipal Money Market Portfolio's shares. FDC currently distributes Tax-Exempt Fund's shares and will distribute Tax-Exempt Fund - Capital Reserves Class shares following the Reorganization.
 Both Municipal Money Market Portfolio shares and Tax-Exempt Fund - Capital Reserves Class shares may be redeemed on any business day at their respective share price. Shares are redeemed at the next share price calculated after an order is received and accepted. As stated above, share price is normally calculated at 12:00 noon and 4:00 p.m. Eastern time. Shares redeemed before 12:00 noon Eastern time do not receive the dividend declared on the day of redemption. Shares redeemed after 12:00 noon Eastern time do receive the dividend declared on the day of redemption.
 Both Municipal Money Market Portfolio shares and Tax-Exempt Fund - Capital Reserves Class shares may be redeemed by mail, by telephone, or by wire. Both Municipal Money Market Portfolio and Tax-Exempt Fund - Capital Reserves Class also offer checkwriting privileges; the minimum amount for a check is $500. Neither Municipal Money Market Portfolio nor Tax-Exempt Fund
- Capital Reserves Class charges a fee for wire redemptions; however, if shares are sold through an investment professional, the investment professional may charge a fee for wire redemptions. Redemption proceeds will be wired via the Federal Reserve Wire System to the redeeming shareholder's bank account of record. If a Fund's transfer agent receives a redemption request before 12:00 noon Eastern time, redemption proceeds will normally be wired on that day. If a Fund's transfer agent receives a redemption request after 12:00 noon Eastern time, redemption proceeds will normally be wired on the following business day.
 Each Fund reserves the right to take up to seven days to pay redemption proceeds if making immediate payment would adversely affect the Fund. In addition, each Fund may withhold redemption proceeds until it is reasonably assured that investments credited to the account have been received and collected. When the Kansas City Fed (Municipal Money Market Portfolio only) or the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, each Fund may suspend redemption or postpone payment dates.
 In the case of both Municipal Money Market Portfolio and Tax-Exempt Fund - Capital Reserves Class, if a shareholder's account balance falls below $500, the shareholder will be given 30 days' notice to reestablish the minimum balance. If the shareholder does not increase the balance, Fidelity reserves the right to close the shareholder's account and send the proceeds to the shareholder. Shares will be redeemed at their share price on the day the account is closed.
 If the Reorganization is approved, the purchase and redemption policies that currently apply to Municipal Money Market Portfolio shares will apply to Tax-Exempt Fund - Capital Reserves Class shares. Municipal Money Market Portfolio shareholders may redeem their shares, or exchange their shares for shares of any other available Fidelity fund, through the Closing Date. EXCHANGES
 Municipal Money Market Portfolio shares may be exchanged for shares of any other Fidelity fund available in the shareholder's state. In addition, Municipal Money Market Portfolio shares may be acquired through an exchange of shares of other Fidelity funds. The exchange privileges and restrictions that currently apply to Municipal Money Market Portfolio shares will apply to Tax-Exempt Fund - Capital Reserves Class shares following the Reorganization. Refer to Municipal Money Market Portfolio's Prospectus for more information regarding how to exchange shares.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Each Fund declares income dividends daily and pays them monthly. Each Fund automatically reinvests dividend and capital gain distributions in additional shares of the Fund (in the case of Tax-Exempt Fund, shares of the same Class of the Fund) unless a shareholder requests that dividends and other distributions be paid in cash.
 On or before the Closing Date, Municipal Money Market Portfolio will declare one or more dividends or distributions which, together with all such previous dividends and distributions attributable to its current taxable year, will have the effect of distributing substantially all of its investment company taxable income and net realized capital gains, if any, in order to maintain its tax status as a regulated investment company. SHAREHOLDER SERVICES
 Both Municipal Money Market Portfolio and Tax-Exempt Fund - Capital Reserves Class offer sub-accounting and special services for institutions that wish to open multiple accounts (a master account and sub-accounts). Refer to Municipal Money Market Portfolio's Prospectus for more information regarding these services.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each Fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 Municipal Money Market Portfolio and Tax-Exempt Fund had capital loss carryforwards for federal tax purposes aggregating approximately $25,000 and $98,000 as of July 31, 1996 and October 31, 1996, respectively. Under current federal tax law, Tax-Exempt Fund may be limited to using only a portion, if any, of the capital loss carryforward transferred by Municipal Money Market Portfolio at the time of the Reorganization. There is no assurance that Tax-Exempt Fund will be able to realize sufficient capital gains to use its capital loss carryforward as well as a portion, if any, of Municipal Money Market Portfolio's capital loss carryforward, before they expire. The capital loss carryforward attributable to Municipal Money
Market Portfolio will expire    between October 31, 1999 and October 31,
2003. The capital loss carryforward     attributable to Tax-Exempt Fund
will expire between October 31, 2000 and October 31, 2004.
COMPARISON OF PRINCIPAL RISK FACTORS
 Because each Fund is a money market fund, each Fund must comply with federal regulatory requirements applicable to all money market funds concerning the quality and maturity of its investments. Federal regulations limit money market fund investments to high-quality securities. To be high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by FMR. The maturity (calculated according to applicable regulations) of each investment cannot exceed 397 days, and a money market fund's dollar-weighted average maturity cannot exceed 90 days. These requirements mean that the Funds have substantially similar levels of risk.
 The Funds pursue essentially the same investment objective and follow
similar    investment policies (see "Investment Objectives and Policies" on
page ). However,     as explained above, Municipal Money Market Portfolio
may invest in securities subject to the AMT, whereas Tax-Exempt Fund does not currently intend to purchase securities subject to the AMT.
 Although each Fund seeks to maintain a stable $1.00 share price, each Fund's investment income is based on the income earned on the securities it holds, less expenses incurred. Thus, each Fund's investment income may fluctuate in response to changes in such expenses or changes in interest rates.
THE PROPOSED TRANSACTION
   1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
MUNICIPAL MONEY MARKET PORTFOLIO AND TAX-EXEMPT FUND
REORGANIZATION PLAN
 The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Tax-Exempt Fund acquiring as of the Closing Date all of the assets of Municipal Money Market Portfolio in exchange solely for Capital Reserves Class Shares and the assumption by Tax-Exempt Fund of Municipal Money Market Portfolio's liabilities; and (b) the distribution of Capital Reserves Class Shares to the shareholders of Municipal Money Market Portfolio as provided for in the Agreement.
 The assets of Municipal Money Market Portfolio to be acquired by Tax-Exempt Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Municipal Money Market Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Municipal Money Market Portfolio on the Closing Date. Tax-Exempt Fund will assume from Municipal Money Market Portfolio all liabilities, debts, obligations, and duties of Municipal Money Market Portfolio of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Municipal Money Market Portfolio will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Tax-Exempt Fund will deliver Capital Reserves Class Shares to Municipal Money Market Portfolio, which shares Municipal Money Market Portfolio will then distribute to its shareholders so that each Municipal Money Market Portfolio shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Municipal Money Market Portfolio held by such shareholder as of the Closing Date.
 The value of Municipal Money Market Portfolio's assets to be acquired by Tax-Exempt Fund, the amount of Municipal Money Market Portfolio's liabilities to be assumed by Tax-Exempt Fund, and the share price of a Capital Reserves Class Share will be determined as of the close of business (4:00 p.m. Eastern time) of the respective Fund on the Closing Date. Portfolio securities will be valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than at its current market value. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument. If the Board of Trustees of Daily Money Fund and the Board of Trustees of Newbury Street Trust believe that a deviation from a Fund's amortized cost per share may result in dilution or other unfair results to shareholders, the Boards have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results.
 As of the Closing Date, Municipal Money Market Portfolio will distribute to its shareholders of record the Capital Reserves Class Shares it received, so that each Municipal Money Market Portfolio shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Municipal Money Market Portfolio held by such shareholder on the Closing Date; Municipal Money Market Portfolio will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Tax-Exempt Fund in the names of the Municipal Money Market Portfolio shareholders and by transferring thereto Capital Reserves Class Shares. Each Municipal Money Market Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Capital Reserves Class Shares due that shareholder. Tax-Exempt Fund shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Municipal Money Market Portfolio shareholder will own the number of Capital Reserves Class Shares equal to the number of that shareholder's shares of Municipal Money Market Portfolio immediately prior to the Reorganization. The share price of Tax-Exempt Fund will be unchanged by the transaction. Thus, the Reorganization will not result in the dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of Capital Reserves Class Shares in a name other than that of the registered holder of the shares on the books of Municipal Money Market Portfolio as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Municipal Money Market Portfolio is and will continue to be its responsibility up to and including the Closing Date and such later date on which Municipal Money Market Portfolio is liquidated.
 It is expected that FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplemental solicitation. However, there may be some transaction costs associated with portfolio adjustments to Municipal Money Market Portfolio due to the Reorganization which occur prior to the Closing Date which will be borne by Municipal Money Market Portfolio. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date will be borne by Tax-Exempt Fund. A Fund may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of Daily Money Fund and Newbury Street Trust have determined that the Reorganization is in the best interests of the shareholders of the Funds and that the Reorganization will not result in a dilution of the interests of the shareholders of either Fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the Funds' investment objectives and policies;
 (2) the historical performance of the Funds;
 (3) the relative expense ratios of the Funds;
 (4) the costs to be incurred by each Fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative asset sizes of the Funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the institutional money market product line on the Funds and their shareholders; and
 (9) the benefits to FMR and to shareholders of the Funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on March 20, 1997. In recommending the Reorganization, FMR also advised the Boards that the Funds have generally compatible investment objectives and policies, with the material differences noted, and that the Funds currently have similar investment strategies, with the material differences noted.
 The Boards considered that if the Reorganization is approved, former shareholders of Municipal Money Market Portfolio will receive Tax-Exempt Fund - Capital Reserves Class shares, which will pay a 0.25% management fee and a 0.50% distribution fee. The total management and distribution fees of 0.75% to be paid by Tax-Exempt Fund - Capital Reserves Class will be 0.10% lower, as a percentage of average net assets, than the total management and distribution fees of 0.85% currently paid by Municipal Money Market Portfolio. FMR also informed the Boards that it would voluntarily agree to reimburse the total operating expenses of Tax-Exempt Fund - Capital Reserves Class to the extent that such expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of its average net assets - 0.09% lower than Municipal Money Market Portfolio's 0.99% voluntary expense limitation. In addition, FMR informed the Boards that it expected to pay the costs associated with the Reorganization, including professional fees and the costs of proxy solicitation, under Municipal Money Market Portfolio's voluntary expense limitation. FMR further informed the Boards that although Municipal Money Market Portfolio would bear any costs (as described above) associated with portfolio adjustments made in connection with the Reorganization, FMR believed that such costs would be minimal and would be counterbalanced by the reduction in the total operating expenses that Municipal Money Market Portfolio shareholders would pay as holders of Capital Reserves Class Shares.
 The Boards also considered that former shareholders of Municipal Money Market Portfolio will receive the number of Capital Reserves Class Shares equal to the number of their shares of Municipal Money Market Portfolio. In addition, the Boards considered that the Funds expected to receive an opinion of counsel that the Reorganization would not result in any gain or loss for federal income tax purposes to Municipal Money Market Portfolio or Tax-Exempt Fund or to the shareholders of either Fund.
 Finally, the Boards considered the Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by increasing operational efficiencies and, thereby, lowering expense ratios. DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Newbury Street Trust is registered with the SEC as an open-end management investment company. Newbury Street Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series (no par value per share). Tax-Exempt Fund is one of three current funds of the trust. Newbury Street Trust's trustees have authorized the public offering of two classes of shares of Tax-Exempt Fund designated Tax-Exempt Fund - Daily Money Class shares, which are currently outstanding, and Tax-Exempt Fund - Capital Reserves Class shares, which will be issued initially to Municipal Money Market Portfolio shareholders in connection with the Reorganization. A separate filing with the SEC will be made prior to the Closing Date for the purpose of registering Tax-Exempt Fund - Capital Reserves Class shares for sale. Each share in a Class represents an equal proportionate interest in Tax-Exempt Fund with each other share of that Class. Shares of Tax-Exempt Fund entitle their holders to one vote for each dollar of net asset value held (number of shares owned times the net asset value per share) and a proportionate fractional vote for each fractional dollar amount held, except that each Class of shares has exclusive voting rights on matters pertaining to its plan of distribution. For additional
information regarding shareholder voting rights, see "Forms    of
Organization," page . Each share of each Class of Tax-Exempt Fund is
entitled to     participate equally in dividends and other distributions
and in the proceeds of any liquidation, except that dividends of each Class may be affected differently by the allocation of Class-specific expenses.
 Newbury Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Municipal Money Market Portfolio's assets for Capital Reserves Class Shares and the assumption of the liabilities of Municipal Money Market Portfolio by Tax-Exempt Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Municipal Money Market Portfolio and Tax-Exempt Fund, substantially to the effect that:
 (i) The acquisition by Tax-Exempt Fund of all of the assets of Municipal Money Market Portfolio solely in exchange for Capital Reserves Class Shares and the assumption by Tax-Exempt Fund of Municipal Money Market Portfolio's liabilities, followed by the distribution by Municipal Money Market Portfolio of Capital Reserves Class Shares to the shareholders of Municipal Money Market Portfolio pursuant to the liquidation of Municipal Money Market Portfolio and constructively in exchange for their Municipal Money Market Portfolio shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Municipal Money Market Portfolio and Tax-Exempt Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Municipal Money Market Portfolio upon the transfer of all of its assets to Tax-Exempt Fund in exchange solely for Capital Reserves Class Shares and Tax-Exempt Fund's assumption of Municipal Money Market Portfolio's liabilities, followed by Municipal Money Market Portfolio's subsequent distribution of those shares to its shareholders in liquidation of Municipal Money Market Portfolio;
 (iii) No gain or loss will be recognized by Tax-Exempt Fund upon the receipt of the assets of Municipal Money Market Portfolio in exchange solely for Capital Reserves Class Shares and its assumption of Municipal Money Market Portfolio's liabilities;
 (iv) The shareholders of Municipal Money Market Portfolio will recognize no gain or loss upon the exchange of their Municipal Money Market Portfolio shares solely for Capital Reserves Class Shares;
 (v) The basis of Municipal Money Market Portfolio's assets in the hands of Tax-Exempt Fund will be the same as the basis of those assets in the hands of Municipal Money Market Portfolio immediately prior to the Reorganization, and the holding period of those assets in the hands of Tax-Exempt Fund will include the holding period of those assets in the hands of Municipal Money Market Portfolio;
 (vi) The basis of Municipal Money Market Portfolio shareholders in Capital Reserves Class Shares will be the same as their basis in Municipal Money Market Portfolio shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Capital Reserves Class Shares to be received by the Municipal Money Market Portfolio shareholders will include the period during which the Municipal Money Market Portfolio shares to be surrendered in exchange therefor were held, provided such Municipal Money Market Portfolio shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Municipal Money Market Portfolio should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Municipal Money Market Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of Municipal Money Market Portfolio and Tax-Exempt Fund (then known as Daily Tax-Exempt Money Fund) as of January 31, 1997 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                         NET ASSETS      NAV         SHARES
                                         PER SHARE   OUTSTANDING

MUNICIPAL MONEY           $ 151,649,20    $ 1.00       151,671,200
MARKET PORTFOLIO         9



TAX-EXEMPT FUND:

Daily Money Class         $ 475,283,69    $ 1.00       475,389,822
                         4

Capital Reserves Class   --              --          --



PRO FORMA COMBINED
FUND:

Daily Money Class         $ 475,283,69    $ 1.00       475,389,822
                         4

Capital Reserves Class    $ 151,649,20    $ 1.00       151,671,200
                         9

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on March 20, 1997. The Boards of Trustees of Daily Money Fund and Newbury Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Municipal Money Market Portfolio and Tax-Exempt Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Municipal Money Market Portfolio will continue to engage in business as a fund of a registered investment company and the Board of Daily Money Fund will consider other proposals for the reorganization or liquidation of the Fund.
ADDITIONAL INFORMATION ABOUT TAX-EXEMPT FUND
 Tax-Exempt Fund currently pays FMR a monthly management fee at an annual rate of 0.25% of its average net assets. This management fee rate was approved by shareholders on May 9, 1997, and went into effect on May 31, 1997. Also, effective May 31, 1997, under a new Distribution and Service
Plan adopted pursuant to Rule 12b-1 under the 1940 Act,    Tax-Exempt Fund
- Daily Money Class began paying FDC a distribution fee at an annual rate of 0.25% to cover most of the Class's distribution-related costs; in connection with this change, Tax-Exempt Fund's management fee rate was reduced from 0.50% to 0.25%.
 The Prospectus for Tax-Exempt Fund - Daily Money Class, dated May 30, 1997, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about Tax-Exempt Fund including its investment objective and policies, investment adviser, advisory fees and expenses, and organization. The financial highlights table that follows is for Tax-Exempt Fund - Daily Money Class. Tax-Exempt Fund - Capital Reserves Class is expected to commence operations on October 31, 1997.
TAX-EXEMPT FUND: DAILY MONEY CLASS (FORMERLY DAILY TAX-EXEMPT
MONEY FUND)

Selected Per-Share Data
and Ratios

Years ended                1997D    1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
October 31

Net asset                  $ 1.0    $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0
value,                     00       00      00      00      00      00      00      00      00      00      00
beginning of
period

Income from                 .015     .030    .033    .022    .021    .029    .044    .053    .056    .045    .039
Investment
Operations
 Net interest
 income

Less                        (.015    (.03    (.03    (.02    (.02    (.02    (.04    (.05    (.05    (.04    (.03
Distributions              )        0)      3)      2)      1)      9)      4)      3)      6)      5)      9)
 From net
interest
 income

Net asset                  $ 1.0    $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0   $ 1.0
value,                     00       00      00      00      00      00      00      00      00      00      00
end of period

Total returnA               1.47     3.02    3.36    2.21    2.11    2.93    4.46    5.38    5.72    4.55    3.93
                           %        %       %       %       %       %       %       %       %       %       %

Net assets,                $ 434    $ 500   $ 559   $ 454   $ 539   $ 485   $ 304   $ 259   $ 204   $ 212   $ 288
end of
period  (In
millions)

Ratio of                    .65%     .65     .65     .65     .61     .63     .65     .65     .64     .70     .63
expenses                   B,C      %B      %B      %B      %       %       %B      %B      %B      %B      %
to average
net assets

Ratio of net                2.95     2.98    3.31    2.17    2.09    2.86    4.29    5.32    5.64    4.37    3.87
interest                   %C       %       %       %       %       %       %       %       %       %       %
income to
average
net assets


A TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B    FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C ANNUALIZED
D SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Capital Reserves Class Shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to Newbury Street Trust.
 EXPERTS. The audited financial statements of Municipal Money Market Portfolio, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended July 31, 1996. The audited financial statements of Tax-Exempt Fund, incorporated by reference into the Statement of Additional Information, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended October 31, 1996. The financial statements audited by Coopers & Lybrand L.L.P. and by Price Waterhouse LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. Unaudited financial statements for Municipal Money Market Portfolio for the six-month period ended January 31, 1997, and unaudited financial statements for Tax-Exempt Fund for the six-month period ended April 30, 1997, are also incorporated by reference into the Statement of Additional Information.
 AVAILABLE INFORMATION. Daily Money Fund and Newbury Street Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549, and at the Northeast Regional Office of the SEC, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Daily Money Fund, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 21st day of July, 1997, by and between Daily Money Fund, a Delaware business trust, on behalf of Capital Reserves: Municipal Money Market Portfolio (Municipal Money Market Portfolio), a series of Daily Money Fund, and Newbury Street Trust, a Delaware business trust, on behalf of Tax-Exempt Fund (Tax-Exempt Fund), a series of Newbury Street Trust. Daily Money Fund and Newbury Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." Tax-Exempt Fund and Municipal Money Market Portfolio may be referred to herein collectively as the "Funds" or each individually as a "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Municipal Money Market Portfolio to Tax-Exempt Fund solely in exchange for Capital Reserves Class shares of beneficial interest in Tax-Exempt Fund (the Capital Reserves Class Shares) and the assumption by Tax-Exempt Fund of Municipal Money Market Portfolio's liabilities; and (b) the constructive distribution of such shares by Municipal Money Market Portfolio PRO RATA to its shareholders in complete liquidation and termination of Municipal Money Market Portfolio in exchange for all of Municipal Money Market Portfolio's outstanding shares. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
 1. REPRESENTATIONS AND WARRANTIES OF MUNICIPAL MONEY MARKET PORTFOLIO. Municipal Money Market Portfolio represents and warrants to and agrees with Tax-Exempt Fund that:
  (a) Municipal Money Market Portfolio is a series of Daily Money Fund, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
  (b) Daily Money Fund is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940
Act), and such registration is in full force and effect;
  (c) The Prospectus, dated November 29, 1996 (as supplemented March 21,
1997), and the Statement of Additional Information, dated November 29, 1996 (as supplemented January 2, 1997), of Municipal Money Market Portfolio previously furnished to Tax-Exempt Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Municipal Money Market Portfolio, threatened against Municipal Money Market Portfolio which assert liability on the part of Municipal Money Market Portfolio. Municipal Money Market Portfolio knows of no facts which might form the basis for the institution of such proceedings;
  (e) Municipal Money Market Portfolio is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of Municipal Money Market Portfolio, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Municipal Money Market Portfolio is a party or by which Municipal Money Market Portfolio is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Municipal Money Market Portfolio is a party or is bound;
  (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Financial Highlights, and the
Schedule of    Investments of Municipal Money Market Portfolio at July 31,
1996, have been audited     by Coopers & Lybrand L.L.P., independent
accountants, and have been furnished to Tax-Exempt Fund together with such
unaudited financial statements and schedule of    investments for the six
month period ended January 31, 1997. Said Statement of     Assets and
Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
  (g) Municipal Money Market Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1996, and those incurred in the ordinary course of Municipal Money Market Portfolio's business as an investment company since July 31, 1996;
  (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Newbury Street Trust on Form N-14 relating to the Capital Reserves Class Shares issuable hereunder and the proxy statement of Municipal Money Market Portfolio included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Municipal Money Market Portfolio
(i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Municipal Money Market Portfolio, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (i) All material contracts and commitments of Municipal Money Market Portfolio (other than this Agreement) will be terminated without liability to Municipal Money Market Portfolio prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
  (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Municipal Money Market Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
  (k) Municipal Money Market Portfolio has filed or will file all federal and state tax returns which, to the knowledge of Municipal Money Market Portfolio's officers, are required to be filed by Municipal Money Market Portfolio and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Municipal Money Market Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (l) Municipal Money Market Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date (as defined in Section 6);
  (m) All of the issued and outstanding shares of Municipal Money Market Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Municipal Money Market Portfolio will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Tax-Exempt Fund in accordance with this Agreement;
  (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Municipal Money Market Portfolio will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Municipal Money Market Portfolio to be transferred to Tax-Exempt Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of Municipal Money Market Portfolio's portfolio securities and any such other assets as contemplated by this Agreement, Tax-Exempt Fund will acquire Municipal Money Market Portfolio's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Tax-Exempt Fund) and without any restrictions upon the transfer thereof; and
  (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Municipal Money Market Portfolio, and this Agreement constitutes a valid and binding obligation of Municipal Money Market Portfolio enforceable in accordance with its terms, subject to shareholder approval.
 2. REPRESENTATIONS AND WARRANTIES OF TAX-EXEMPT FUND. Tax-Exempt Fund represents and warrants to and agrees with Municipal Money Market Portfolio that:
  (a) Tax-Exempt Fund is a series of Newbury Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
  (b) Newbury Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
  (c) The Prospectus and the Statement of Additional Information of Tax-Exempt Fund, both dated May 30, 1997, previously furnished to Municipal Money Market Portfolio did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Tax-Exempt Fund, threatened against Tax-Exempt Fund which assert liability on the part of Tax-Exempt Fund. Tax-Exempt Fund knows of no facts which might form the basis for the institution of such proceedings;
  (e) Tax-Exempt Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of Tax-Exempt Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Tax-Exempt Fund is a party or by which Tax-Exempt Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Tax-Exempt Fund is a party or is bound;
  (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Financial Highlights, and the
Schedule of    Investments of Tax-Exempt Fund at October 31, 1996, have
been audited by Price     Waterhouse LLP, independent accountants, and have
been furnished to Municipal Money Market Portfolio together with such
unaudited financial statements and    schedule of investments for the six
month period ended April 30, 1997. Said     Statement of Assets and
Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
  (g) Tax-Exempt Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1996 and those incurred in the ordinary course of Tax-Exempt Fund's business as an investment company since October 31, 1996;
  (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Tax-Exempt Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
  (i) Tax-Exempt Fund has filed or will file all federal and state tax returns which, to the knowledge of Tax-Exempt Fund's officers, are required to be filed by Tax-Exempt Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Tax-Exempt Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (j) Tax-Exempt Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 1997;
  (k) By the Closing Date, the Capital Reserves Class Shares to be issued to Municipal Money Market Portfolio will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in Tax-Exempt Fund's Statement of Additional Information) by Tax-Exempt Fund, and no shareholder of Tax-Exempt Fund will have any preemptive right of subscription or purchase in respect thereof;
  (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Tax-Exempt Fund, and this Agreement constitutes a valid and binding obligation of Tax-Exempt Fund enforceable in accordance with its terms, subject to approval by the shareholders of Municipal Money Market Portfolio;
  (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Tax-Exempt Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Tax-Exempt Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (n) The issuance of the Capital Reserves Class Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
  (o) All of the issued and outstanding shares of beneficial interest of Tax-Exempt Fund have been offered for sale and sold in conformity with the federal securities laws.
 3. REORGANIZATION.
  (a) Subject to the requisite approval of the shareholders of Municipal Money Market Portfolio and to the other terms and conditions contained herein, Municipal Money Market Portfolio agrees to assign, sell, convey, transfer, and deliver to Tax-Exempt Fund as of the Closing Date all of the assets of Municipal Money Market Portfolio of every kind and nature existing on the Closing Date. Tax-Exempt Fund agrees in exchange therefor:
(i) to assume all of Municipal Money Market Portfolio's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Municipal Money Market Portfolio the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Municipal Money Market Portfolio then outstanding.
  (b) The assets of Municipal Money Market Portfolio to be acquired by Tax-Exempt Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Municipal Money Market Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Municipal Money Market Portfolio on the Closing Date. Municipal Money Market Portfolio will pay or cause to be paid to Tax-Exempt Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Tax-Exempt Fund hereunder, and Tax-Exempt Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
  (c) The liabilities of Municipal Money Market Portfolio to be assumed by Tax-Exempt Fund shall include (except as otherwise provided for herein) all of Municipal Money Market Portfolio's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Municipal Money Market Portfolio agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
  (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Municipal Money Market Portfolio will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Capital Reserves Class Shares in exchange for such shareholders' shares of beneficial interest in Municipal Money Market Portfolio and Municipal Money Market Portfolio will be liquidated in accordance with Daily Money Fund's Trust Instrument. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Tax-Exempt Fund's share transfer books in the names of the Municipal Money Market Portfolio shareholders and transferring the Capital Reserves Class Shares thereto. Each Municipal Money Market Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Capital Reserves Class Shares due that shareholder. All outstanding Municipal Money Market Portfolio shares, including any represented by certificates, shall simultaneously be canceled on Municipal Money Market Portfolio's share transfer records. Tax-Exempt Fund shall not issue certificates representing the Capital Reserves Class Shares in connection with the Reorganization.
  (e) Any reporting responsibility of Municipal Money Market Portfolio is and shall remain its responsibility up to and including the date on which it is terminated.
  (f) Any transfer taxes payable upon issuance of the Capital Reserves Class Shares in a name other than that of the registered holder on Municipal Money Market Portfolio's books of the Municipal Money Market Portfolio shares constructively exchanged for the Capital Reserves Class Shares shall be paid by the person to whom such Capital Reserves Class Shares are to be issued, as a condition of such transfer.
 4. VALUATION.
  (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
  (b) On the Closing Date, Tax-Exempt Fund will deliver to Municipal Money Market Portfolio the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Municipal Money Market Portfolio then outstanding.
  (c) The share price of the Capital Reserves Class Shares to be delivered to Municipal Money Market Portfolio, the value of the assets of Municipal Money Market Portfolio transferred hereunder, and the value of the liabilities of Municipal Money Market Portfolio to be assumed hereunder shall in each case be determined as of the Valuation Time.
  (d) The share price of the Capital Reserves Class Shares shall be computed in the manner set forth in the then-current Tax-Exempt Fund - Capital Reserves Class Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Municipal Money Market Portfolio shall be computed in the manner set forth in the then-current Municipal Money Market Portfolio Prospectus and Statement of Additional Information.
  (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Municipal Money Market Portfolio and Tax-Exempt Fund.
 5. FEES; EXPENSES.
  (a) Municipal Money Market Portfolio shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation, if applicable. Any merger-related expenses which may be attributable to Tax-Exempt Fund will be borne by Tax-Exempt Fund, subject to FMR's voluntary expense limitation, if applicable.
  (b) Each of Tax-Exempt Fund and Municipal Money Market Portfolio represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
 6. CLOSING DATE.
  (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on October 30, 1997, or at some other time, date, and place agreed to by Municipal Money Market Portfolio and Tax-Exempt Fund (the Closing Date).
  (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Municipal Money Market Portfolio and the net asset value per share of Tax-Exempt Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
 7. SHAREHOLDER MEETING AND TERMINATION OF MUNICIPAL MONEY MARKET
PORTFOLIO.
  (a) Municipal Money Market Portfolio agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Tax-Exempt Fund as herein provided, adopting this Agreement, and authorizing the liquidation of Municipal Money Market Portfolio.
  (b) Municipal Money Market Portfolio agrees that as soon as reasonably practicable after distribution of the Capital Reserves Class Shares, Municipal Money Market Portfolio shall be terminated as a series of Daily Money Fund pursuant to its Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Municipal Money Market Portfolio shall not conduct any business except in connection with its liquidation and termination.
 8. CONDITIONS TO OBLIGATIONS OF TAX-EXEMPT FUND. The obligations of Tax-Exempt Fund hereunder shall be subject to the following conditions:
  (a) That Municipal Money Market Portfolio furnishes to Tax-Exempt Fund a statement, dated as of the Closing Date, signed by an officer of Daily Money Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Municipal Money Market Portfolio made in this Agreement are true and correct in all material respects and that Municipal Money Market Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
  (b) That Municipal Money Market Portfolio furnishes Tax-Exempt Fund with copies of the resolutions, certified by an officer of Daily Money Fund, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Municipal Money Market Portfolio;
  (c) That, on or prior to the Closing Date, Municipal Money Market Portfolio will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Municipal Money Market Portfolio substantially all of Municipal Money Market Portfolio's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
  (d) That Municipal Money Market Portfolio shall deliver to Tax-Exempt Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Municipal Money Market Portfolio's behalf by its Treasurer or Assistant Treasurer;
  (e) That Municipal Money Market Portfolio's custodian shall deliver to Tax-Exempt Fund a certificate identifying the assets of Municipal Money Market Portfolio held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Tax-Exempt Fund; (ii) Municipal Money Market Portfolio's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and
(iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
  (f) That Municipal Money Market Portfolio's transfer agent shall deliver to Tax-Exempt Fund at the Closing a certificate setting forth the number of shares of Municipal Money Market Portfolio outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
  (g) That Municipal Money Market Portfolio calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Tax-Exempt Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Municipal Money Market Portfolio;
  (h) That Municipal Money Market Portfolio delivers to Tax-Exempt Fund a certificate of an officer of Daily Money Fund, dated as of the Closing Date, that there has been no material adverse change in Municipal Money Market Portfolio's financial position since July 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
  (i) That all of the issued and outstanding shares of beneficial interest of Municipal Money Market Portfolio shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Municipal Money Market Portfolio or its transfer agent by Tax-Exempt Fund or its agents shall have revealed otherwise, Municipal Money Market Portfolio shall have taken all actions that in the opinion of Tax-Exempt Fund are necessary to remedy any prior failure on the part of Municipal Money Market Portfolio to have offered for sale and sold such shares in conformity with such laws.
 9. CONDITIONS TO OBLIGATIONS OF MUNICIPAL MONEY MARKET PORTFOLIO.
  (a) That Tax-Exempt Fund shall have executed and delivered to Municipal Money Market Portfolio an Assumption of Liabilities, certified by an officer of Newbury Street Trust, dated as of the Closing Date pursuant to which Tax-Exempt Fund will assume all of the liabilities of Municipal Money Market Portfolio existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
  (b) That Tax-Exempt Fund furnishes to Municipal Money Market Portfolio a statement, dated as of the Closing Date, signed by an officer of Newbury Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Tax-Exempt Fund made in this Agreement are true and correct in all material respects, and Tax-Exempt Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
  (c) That Municipal Money Market Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Municipal Money Market Portfolio and Tax-Exempt Fund, to the effect that the Capital Reserves Class Shares are duly authorized and upon delivery to Municipal Money Market Portfolio as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Tax-Exempt Fund (except as disclosed in Tax-Exempt Fund's Statement of Additional Information) and no shareholder of Tax-Exempt Fund has any preemptive right of subscription or purchase in respect thereof.
 10. CONDITIONS TO OBLIGATIONS OF TAX-EXEMPT FUND AND MUNICIPAL MONEY MARKET PORTFOLIO.
  (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Municipal Money Market Portfolio;
  (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Tax-Exempt Fund or Municipal Money Market Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Tax-Exempt Fund or Municipal Money Market Portfolio, provided that either party hereto may for itself waive any of such conditions;
  (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
  (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
  (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Tax-Exempt Fund and Municipal Money Market Portfolio, threatened by the Commission; and
  (f) That Tax-Exempt Fund and Municipal Money Market Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Tax-Exempt Fund and Municipal Money Market Portfolio that for federal income tax purposes:
   (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Municipal Money Market Portfolio and Tax-Exempt Fund will each be parties to the Reorganization under section 368(b) of the Code;
   (ii) No gain or loss will be recognized by Municipal Money Market Portfolio upon the transfer of all of its assets to Tax-Exempt Fund in exchange solely for the Capital Reserves Class Shares and the assumption of Municipal Money Market Portfolio's liabilities followed by the distribution of those Capital Reserves Class Shares to the shareholders of Municipal Money Market Portfolio in liquidation of Municipal Money Market Portfolio;
   (iii) No gain or loss will be recognized by Tax-Exempt Fund on the receipt of Municipal Money Market Portfolio's assets in exchange solely for the Capital Reserves Class Shares and the assumption of Municipal Money Market Portfolio's liabilities;
   (iv) The basis of Municipal Money Market Portfolio's assets in the hands of Tax-Exempt Fund will be the same as the basis of such assets in Municipal Money Market Portfolio's hands immediately prior to the Reorganization;
   (v) Tax-Exempt Fund's holding period in the assets to be received from Municipal Money Market Portfolio will include Municipal Money Market Portfolio's holding period in such assets;
   (vi) A Municipal Money Market Portfolio shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Municipal Money Market Portfolio for the Capital Reserves Class Shares in the Reorganization;
   (vii) A Municipal Money Market Portfolio shareholder's basis in the Capital Reserves Class Shares to be received by him or her will be the same as his or her basis in the Municipal Money Market Portfolio shares exchanged therefor; and
   (viii) A Municipal Money Market Portfolio shareholder's holding period for his or her Capital Reserves Class Shares will include the holding period of Municipal Money Market Portfolio shares exchanged, provided that those Municipal Money Market Portfolio shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Municipal Money Market Portfolio and Tax-Exempt Fund may not waive the conditions set forth in this subsection 10(f).
 11. COVENANTS OF TAX-EXEMPT FUND AND MUNICIPAL MONEY MARKET PORTFOLIO.
  (a) Tax-Exempt Fund and Municipal Money Market Portfolio each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
  (b) Municipal Money Market Portfolio covenants that it is not acquiring the Capital Reserves Class Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
  (c) Municipal Money Market Portfolio covenants that it will assist Tax-Exempt Fund in obtaining such information as Tax-Exempt Fund reasonably requests concerning the beneficial ownership of Municipal Money Market Portfolio's shares; and
  (d) Municipal Money Market Portfolio covenants that its liquidation and termination will be effected in the manner provided in its Trust Instrument in accordance with applicable law and after the Closing Date, Municipal Money Market Portfolio will not conduct any business except in connection with its liquidation and termination.
 12. TERMINATION; WAIVER.
 Tax-Exempt Fund and Municipal Money Market Portfolio may terminate this Agreement by mutual agreement. In addition, either Tax-Exempt Fund or Municipal Money Market Portfolio may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Municipal Money Market Portfolio or Tax-Exempt Fund, or their respective Trustees or officers.
 13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
  (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
  (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Tax-Exempt Fund or Municipal Money Market Portfolio; provided, however, that following the shareholders' meeting called by Municipal Money Market Portfolio pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Capital Reserves Class Shares to be paid to Municipal Money Market Portfolio shareholders under this Agreement to the detriment of such shareholders without their further approval.
  (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
 14. TRUST INSTRUMENTS.
 A copy of the Trust Instrument of each Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
 15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
[SIGNATURE LINES OMITTED]

CAPR/MUNI-pxs-0797 CUSIP #233809508 / FUND #683


CAPITAL RESERVES: MONEY MARKET PORTFOLIO
A FUND OF
DAILY MONEY FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Capital Reserves: Money Market Portfolio:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Capital Reserves: Money Market Portfolio (Money Market Portfolio), will be held at the office of Daily Money Fund, 82 Devonshire Street, Boston, Massachusetts 02109 on Wednesday, September 17, 1997, at 11:30 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1. To approve an Agreement and Plan of Reorganization between Money Market Portfolio and Prime Fund, a fund of Newbury Street Trust, providing for the transfer of all of the assets of Money Market Portfolio to Prime Fund in exchange solely for Capital Reserves Class shares of beneficial interest of Prime Fund and the assumption by Prime Fund of Money Market Portfolio's liabilities, followed by the distribution of Capital Reserves Class shares of Prime Fund to shareholders of Money Market Portfolio in liquidation of Money Market Portfolio.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of Money Market Portfolio entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
July 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


CAPITAL RESERVES: MONEY MARKET PORTFOLIO
A FUND OF
DAILY MONEY FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
PROXY STATEMENT AND PROSPECTUS
JULY 21, 1997
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Capital Reserves: Money Market Portfolio (Money Market Portfolio), a fund of Daily Money Fund, in connection with the solicitation of proxies by Daily Money Fund's Board of Trustees for use at the Special Meeting of Shareholders of Money Market Portfolio and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, September 17, 1997 at 11:30 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of Daily Money Fund.
 As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Money Market Portfolio would transfer all of its assets to Prime Fund, a fund of Newbury Street Trust, in exchange solely for Capital Reserves Class shares of beneficial interest of Prime Fund (Capital Reserves Class Shares) and the assumption by Prime Fund of Money Market Portfolio's liabilities. Capital Reserves Class Shares would then be distributed to Money Market Portfolio shareholders, so that each such shareholder would receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Money Market Portfolio held by such shareholder on October 30, 1997, or such other date as the parties may agree (the Closing Date). Money Market Portfolio will distribute Capital Reserves Class Shares to its shareholders in liquidation, as provided in the Agreement.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROXY STATEMENT AND PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 Prime Fund, a money market fund, is a diversified fund of Newbury Street Trust, an open-end management investment company organized as a Delaware business trust on December 30, 1991. Newbury Street Trust's principal executive office is located at 82 Devonshire Street, Boston, Massachusetts 02109 (1-800-843-3001). Prime Fund's investment objective is to obtain as high a level of current income as is consistent with the preservation of capital and liquidity. Prime Fund seeks to achieve its investment objective by investing only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. Prime Fund is currently authorized to issue two classes of shares designated Prime Fund - Daily Money Class shares, which are currently outstanding, and Prime Fund - Capital Reserves Class shares, which will be issued initially to Money Market Portfolio shareholders in connection with the Reorganization.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Prime Fund
that a shareholder    should know before voting on the proposed
Reorganization. A Statement of Additional Information, dated July 21, 1997, relating to this Proxy Statement has been filed with the Securities and Exchange Commission (the SEC) and is incorporated herein by reference. This
Proxy Statement is accompanied by the Prospectus for Prime Fund -     Daily
Money Class, dated May 30, 1997. The Statement of Additional Information for Prime Fund - Daily Money Class, dated May 30, 1997, is available upon request. The Prospectus and the Statement of Additional Information for
Prime Fund - Daily Money    Class have been filed with the SEC and are
incorporated herein by reference. A Pro    spectus, dated November 29, 1996
(as supplemented March 21, 1997), and a Statement of Additional Information, dated November 29, 1996 (as supplemented January 2, 1997), for Money Market Portfolio have been filed with the SEC and are incorporated herein by reference. Copies of these documents, as well as each fund's most recent annual and semi-annual reports, may be obtained without charge by contacting Fidelity Client Services at 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-843-3001.
TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Other Policies of the Funds
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information about Prime Fund
Miscellaneous
Exhibit 1. Form of Agreement and Plan of Reorganization of Money Market Portfolio

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
CAPITAL RESERVES: MONEY MARKET PORTFOLIO
A FUND OF DAILY MONEY FUND
TO BE HELD ON SEPTEMBER 17, 1997
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Daily Money Fund (Daily Money Fund or the trust) to be used at the Special Meeting of Shareholders of Capital Reserves: Money Market Portfolio (Money Market Portfolio or the fund) and at any adjournments thereof (the Meeting), to be held on Wednesday, September 17, 1997 at 11:30 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King & Co. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $154,300. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the fund; however, because FMR has voluntarily agreed to limit the fund's total operating expenses, it is expected that these expenses will effectively be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 Money Market Portfolio may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $18,500. The expenses in connection with telephone voting will be borne by the fund; however, because FMR has voluntarily agreed to limit the fund's total operating expenses, it is expected that these expenses will effectively be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to that item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On April 30, 1997, there were 2,512,804,938 shares of Prime Fund - Daily Money Class (then Daily Money Fund: Money Market Portfolio - Initial Class) issued and outstanding.
 On April 30, 1997, there were 1,574,300,010 shares of Money Market Portfolio issued and outstanding. Shareholders of record of Money Market Portfolio at the close of business on July 21, 1997, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each full share held on that date and a proportionate share of one vote for each fractional share held on that date.
 On April 30, 1997, the trustees and officers of Daily Money Fund and of Newbury Street Trust (then known as Daily Tax-Exempt Money Fund) owned in the aggregate less than 1% of the shares of Money Market Portfolio and Prime Fund (then Daily Money Fund: Money Market Portfolio), respectively.
 On April 30, 1997, the following shareholders were known by Daily Money Fund or by Newbury Street Trust to own of record or beneficially 5% or more of Money Market Portfolio's or Prime Fund's outstanding shares:
SHAREHOLDER                         ADDRESS           PERCENTAGE OF
                                                      OUTSTANDING
                                                      FUND SHARES

MONEY MARKET PORTFOLIO

Muriel Siebert & Co., Inc.          New York, NY      12.30%

Securities America, Inc.            Omaha, NE         9.33%

H.D. Vest Investment Securities,    Irving, TX        5.37%
Inc.

Commonwealth Equity Services        Waltham, MA       5.25%

MML Investors Services, Inc.        Springfield, MA   5.18%

PRIME FUND - DAILY MONEY
CLASS

LNC Equity Sales                    Fort Wayne, IN    5.49%

 To the knowledge of Daily Money Fund and Newbury Street Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of Money Market Portfolio or Prime Fund on that date. If the Reorganization became effective at April 30, 1997, the above shareholders of Money Market Portfolio would have owned of record or beneficially the same percentages shown above of Prime Fund - Capital Reserves Class; the above shareholder of Prime Fund - Daily Money Class would have owned of record or beneficially the same percentage shown above of Prime Fund - Daily Money Class; and none of the above shareholders would have owned of record or beneficially 5% or more of Prime Fund as a whole.
 VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF MONEY MARKET PORTFOLIO. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
SYNOPSIS
SUMMARY
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Money Market Portfolio and Prime Fund - Daily Money Class, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the enclosed Prospectus of Prime Fund - Daily Money Class carefully for more complete information about the Reorganization and Prime Fund.
 The proposal is to merge Money Market Portfolio into a newly-created class
- Capital Reserves Class - of Prime Fund, a larger money market fund also managed by FMR. FMR is presenting similar proposals to all of the Capital Reserves Portfolios it manages. Merging Money Market Portfolio into Prime Fund - Capital Reserves Class will help FMR manage the funds more efficiently.
 If the proposal is approved you will have lower costs on your investment - total fund expenses of 0.90% per year, instead of 0.99% per year. (These expenses are based on voluntary expense limits agreed to by FMR. They could change in the future, whether or not the Reorganization takes place.)
 Prime Fund - Capital Reserves Class is designed to be similar to Money Market Portfolio. You will not have to change how you do business with Fidelity or have to take any other action (other than voting) to maintain your investment.
 Prime Fund has slightly different investment policies than Money Market Portfolio. Both Prime Fund and Money Market Portfolio invest in U.S. dollar-denominated money market securities rated in the highest rating category ("first tier" securities). Money Market Portfolio, however, may also invest in U.S. dollar-denominated money market securities rated in the second highest rating category ("second tier" securities) and in securities that may be deemed to be either first tier or second tier ("split-rated" securities). Not investing in second tier or split-rated securities will negatively impact Prime Fund - Capital Reserves Class's yield -- approximately 0.02%-0.04% per year compared to Money Market Portfolio. This impact should be offset, however, by the 0.09% expense reduction if the Reorganization is approved.
INVESTMENT OBJECTIVES AND POLICIES
 Money Market Portfolio and Prime Fund (collectively the "Funds" or each individually a "Fund") have essentially the same investment objective. Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments. Prime Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
 Money Market Portfolio invests only in high-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. Prime Fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. In addition to permissible investments for Prime Fund, Money Market Portfolio may invest in first tier securities rated in the highest rating category by only one rating service and in second tier securities. Each Fund also may enter into reverse repurchase agreements. EXPENSE STRUCTURE
 Prime Fund - Capital Reserves Class has lower expenses than Money Market Portfolio. Thus, if shareholders approve the Reorganization, they will have lower costs on their investments.
 Money Market Portfolio currently pays FMR a monthly management fee at an annual rate of 0.50% of its average net assets. Also, under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays its distributor, National Financial Services Corporation (NFSC), a monthly distribution fee at an annual rate of 0.35% of its average net assets. Thus, Money Market Portfolio currently pays total management and distribution fees of 0.85%. In addition, the Fund's Distribution and Service Plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources (not from the Fund's assets) to compensate financial intermediaries (including NFSC) for providing distribution-related services for the Fund. The Board of Trustees of Daily Money Fund has authorized FMR to make such payments of up to 0.25% of the Fund's average net assets throughout the month based upon the level of shareholder support and distribution services provided. FMR has voluntarily agreed to reimburse Money Market Portfolio to the extent that its total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.99% of its average net assets.
 If Money Market Portfolio shareholders approve the Reorganization, they will receive Prime Fund - Capital Reserves Class shares, which will pay a 0.25% management fee and a 0.50% distribution fee. The total management and distribution fees of 0.75% to be paid by Prime Fund - Capital Reserves Class will be 0.10% lower, as a percentage of average net assets, than the total management and distribution fees of 0.85% currently paid by Money Market Portfolio. In addition, the Distribution and Service Plan for Prime Fund - Capital Reserves Class shares will specifically recognize that FMR may make payments from its management fee revenue, past profits or other resources (not from the Class's assets) to compensate financial intermediaries for providing distribution-related services to the Class. FMR has voluntarily agreed to reimburse Prime Fund - Capital Reserves Class to the extent that its total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of its average net assets - 0.09% lower than Money Market Portfolio's 0.99% voluntary expense limitation. Although FMR may terminate the voluntary expense limitation with respect to Prime Fund - Capital Reserves Class at any time without prior notice to shareholders, FMR has no current intention of doing so.
 In sum, the Reorganization would give shareholders of Money Market Portfolio the opportunity to participate in a larger money market fund with essentially the same investment objective, a comparable investment portfolio, 0.10% lower total management and distribution fees, and a 0.09% lower total operating expense ratio, after reimbursement.
 The Board of Trustees believes that the Reorganization would benefit Money Market Portfolio's shareholders and recommends that shareholders vote in favor of the Reorganization.
THE PROPOSED REORGANIZATION
 Shareholders of Money Market Portfolio will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition by Prime Fund of all of the assets of Money Market Portfolio in exchange solely for Capital Reserves Class shares of Prime Fund (Capital Reserves Class Shares) and the assumption by Prime Fund of the liabilities of Money Market Portfolio. Money Market Portfolio will then distribute the Capital Reserves Class Shares to its shareholders, so that each shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Money Market Portfolio held by such shareholder on the Closing Date (defined below). The exchange of Money Market Portfolio's assets for Capital Reserves Class Shares will occur as of 4:00 p.m. Eastern time on October 30, 1997, or such other date as the parties may agree (the Closing
Date). Money Market Portfolio will then be liquidated as soon as practicable thereafter.
 The Funds will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to Money Market Portfolio or Prime Fund or to the shareholders of either Fund. The rights and privileges of the former shareholders of Money Market Portfolio
will be effectively unchanged by the Reorga   nization, except as described
on page  under the heading "Forms of Organization."
COMPARATIVE FEE TABLES
 The following tables show (i) the shareholder transaction expenses that Money Market Portfolio shareholders currently incur, and the shareholder transaction expenses that Prime Fund - Capital Reserves Class shareholders will incur after giving effect to the Reorganization, and (ii) the current fees and expenses of Money Market Portfolio for the 12 months ended January 31, 1997 (unaudited), and the pro forma fees for Prime Fund - Capital Reserves Class based on the same period (unaudited) after giving effect to the Reorganization.
SHAREHOLDER TRANSACTION EXPENSES are charges that shareholders may pay when they buy or sell shares of a Fund.
                                MONEY MARKET   PRIME FUND -
                                PORTFOLIO      CAPITAL RESERVES
                                               CLASS

Maximum sales charge on         None           None
purchases and reinvested
distributions

Maximum deferred sales charge   None           None

Redemption fee                  None           None

Exchange fee                    None           None

ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each Fund's assets and, in the case of Prime Fund, are allocated to the appropriate Class, as applicable. The expenses of each Fund/Class are factored into its share price or dividends and are not charged directly to shareholder accounts. The following figures for Money Market Portfolio are based on historical expenses. The following pro forma expenses for Prime Fund - Capital Reserves Class are based on the proposed expense structure described above, with Other Expenses estimated. All figures are calculated as a percentage of average net assets.
                               MONEY       PRO FORMA
                               MARKET      EXPENSES
                               PORTFOLIO   PRIME FUND -
                                           CAPITAL RESERVES
                                           CLASS

Management Fee                 0.34%*      0.25%

12b-1 Fee (Distribution Fee)   0.35%       0.50%

Other Expenses                 0.30%       0.15%**

Total Fund Operating           0.99%*      0.90%**
Expenses

* FMR has voluntarily agreed to reimburse Money Market Portfolio to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.99% of the Fund's average net assets. If this agreement were not in effect, the Fund's management fee and total operating expenses, as a percentage of average net assets, would have been 0.50% and 1.15%, respectively.
** FMR has voluntarily agreed to reimburse Prime Fund - Capital Reserves Class to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of the Class's average net assets. If this agreement were not in effect, the Class's other expenses and total operating expenses, as a percentage of average net assets, would be estimated to be 0.30% and 1.05%, respectively. EXAMPLE OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in Money Market Portfolio under its current expenses, and in Prime Fund - Capital Reserves Class under the pro forma expenses, calculated at the rates (after reimbursement) stated above, assuming a 5% annual return.
                    After    After     After     After
                    1 Year   3 Years   5 Years   10 Years

Money Market         $ 10     $ 32      $ 55      $ 121
Portfolio

Prime Fund -         $ 9      $ 29      $ 50      $ 111
Capital Reserves
Class

 This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, the actual or expected performance of either Fund/Class. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. due to 12b-1 fees.
ADDITIONAL EXPENSE INFORMATION
 DISTRIBUTOR. NFSC distributes Money Market Portfolio's shares. Fidelity Distributors Corporation (FDC), an affiliate of FMR, currently distributes Prime Fund's shares and will distribute Prime Fund - Capital Reserves Class shares following the Reorganization.
 As stated above, under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, Money Market Portfolio currently pays NFSC a monthly distribution fee at an annual rate of 0.35% of the Fund's average net assets. In addition, the Money Market Portfolio plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to compensate financial intermediaries (including NFSC) for providing distribution-related services for the Fund. The Board of Trustees of Daily Money Fund has authorized FMR to make such payments of up to 0.25% of the Fund's average net assets throughout the month based upon the level of shareholder support and distribution services provided.
 If shareholders approve the Reorganization, Prime Fund - Capital Reserves Class shares will be subject to a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Capital Reserves Class will be authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Capital Reserves Class shares of Prime Fund. Capital Reserves Class will pay FDC a monthly distribution fee at an annual rate of 0.50% of its average net assets throughout the month. FDC may compensate intermediaries that provide shareholder support services, engage in the sale of Capital Reserves Class shares, or pay distribution expenses at an annual rate of up to 0.50% of the average net assets they maintain. The Capital Reserves Class plan will specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Capital Reserves Class shares, including payments made to intermediaries that provide shareholder support services or engage in the sale of Capital Reserves Class shares. The Board of Trustees of Newbury Street Trust has authorized such payments to intermediaries at an annual rate of up to 0.10% of the average net assets they maintain.
 Independent of the Capital Reserves Class plan, intermediaries that maintain an average balance of $10 million or more in a single omnibus account may receive an additional recordkeeping fee of up to 0.15% of the average net assets they maintain. The recordkeeping fee will be paid by FMR or its affiliates, not by Prime Fund, and will not be paid for distribution services.
 SUB-ADVISER. Currently, FMR Texas Inc., located in Irving, Texas, is each Fund's sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. For FMR Texas's services to Money Market Portfolio, FMR pays FMR Texas 50% of its management fee (before expense reimbursements but after payments made by FMR pursuant to the Fund's Distribution and Service Plan). For FMR Texas's services to Prime Fund, FMR pays FMR Texas 50% of its management fee (before expense reimbursements).
FORMS OF ORGANIZATION
 Money Market Portfolio is a diversified fund of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993. Daily Money Fund is authorized to issue an unlimited number of shares of beneficial interest. Money Market Portfolio is authorized to issue one class of shares.
 Prime Fund is a diversified fund of Newbury Street Trust, an open-end management investment company organized as a Delaware business trust on December 30, 1991. Before May 30, 1997, Prime Fund was a series of a different trust, Daily Money Fund, and was known as Daily Money Fund: Money Market Portfolio. Also, before May 30, 1997, Newbury Street Trust was known as Daily Tax-Exempt Money Fund. Effective May 30, 1997, Daily Money Fund:
Money Market Portfolio was reorganized into a newly-established separate series of Daily Tax-Exempt Money Fund, pursuant to an Agreement and Plan of Reorganization approved on May 9, 1997, by shareholders of Daily Money
Fund: Money Market Portfolio. In connection with that reorganization, Daily Money Fund: Money Market Portfolio was renamed Prime Fund and Daily Tax-Exempt Money Fund was renamed Newbury Street Trust. Newbury Street Trust is authorized to issue an unlimited number of shares of beneficial interest. Prime Fund is currently authorized to issue two classes of shares designated Prime Fund - Daily Money Class (formerly Daily Money Fund: Money Market Portfolio - Initial Class) shares, which are currently outstanding, and Prime Fund - Capital Reserves Class shares, which will be issued initially to Money Market Portfolio shareholders in connection with the Reorganization. A separate filing with the Securities and Exchange Commission (the SEC) will be made prior to the Closing Date of the Reorganization for the purpose of registering Prime Fund - Capital Reserves Class shares for sale.
 Because Money Market Portfolio and Prime Fund are series of Delaware business trusts organized under substantially similar Trust Instruments, the rights of the security holders of Money Market Portfolio under state law and the governing documents are expected to remain unchanged after the Reorganization, except with regard to shareholder voting rights.
Shareholder voting rights for Money Market Portfolio are based on    the
number of Money Market Portfolio shares owned (share-based voting),
whereas     shareholder voting rights for Prime Fund are based on the total dollar interest in Prime Fund (dollar-based voting). If Money Market Portfolio shareholders approve the Reorganization, their voting rights would not be affected because immediately following the Reorganization Newbury Street Trust will comprise only money market funds, which are managed to maintain a stable $1.00 share price. However, if funds with fluctuating net asset values per share are added to Newbury Street Trust in the future, relative voting rights would be affected. In that event, while the differences between the Funds' voting rights would have no bearing on matters affecting only one fund of the trust, on matters requiring trust-wide votes in which all funds of the trust participate, dollar-based voting would provide shareholders with voting power that is proportionate to their economic interest, whereas share-based voting may provide shareholders who own shares of a fund with a lower net asset value per share (NAV) than other funds in the trust with a disproportionate ability to affect a trust-wide vote relative to shareholders of other funds in the trust. If Money Market Portfolio shareholders approve the Reorganization, their voting rights will change to reflect those of Prime Fund shareholders. For more information regarding shareholder rights, refer to the section of each Fund's Statement of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The Funds have essentially the same investment objective. Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments. Prime Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity. Investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that a Fund will maintain a stable $1.00 share price.
 Federal regulations limit money market fund investments to high-quality securities. To be high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" securities (those securities deemed to be in the highest rating category) and "second tier" securities (those securities deemed to be in the second highest rating category). "Split-rated" securities may be deemed to be either first tier or second tier based on applicable regulations.
 Money Market Portfolio invests only in high-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. Prime Fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. In addition to permissible investments for Prime Fund, Money Market Portfolio may invest in first tier securities rated in the highest rating category by only one rating service and in second tier securities. Each Fund also may enter into reverse repurchase agreements.
 If shareholders approve the Reorganization, it is anticipated that Money Market Portfolio will sell any second tier or split-rated securities in the period between shareholder approval and the Closing Date. (See "Comparison
of Principal Risk    Factors," page .) FMR anticipates that the impact of
not purchasing second tier or     split-rated securities on Money Market
Portfolio's yield will be approximately 0.02%-0.04%. The 0.02%-0.04% yield difference should be offset, however, by the 0.09% lower total operating expense ratio (after reimbursement) of Prime Fund - Capital Reserves Class shares following the Reorganization. In the event that the sale of either Fund's assets becomes necessary prior to the effective date of the Reorganization, any transaction costs associated with such adjustments will be borne by the individual Fund that incurred them.
 The investment objective of each Fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the Fund. There can be no assurance that a Fund will achieve its objective. With the exception of fundamental policies, investment policies of the Funds can be changed without shareholder approval. The differences between the Funds discussed below, except as noted, could be changed without a vote of shareholders. COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. As a matter of fundamental policy, each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or (Prime Fund only) securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
(b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Furthermore, each Fund has a non-fundamental policy, which is required by federal regulations applicable to taxable money market funds, that precludes it from investing more than 5% of its total assets in any one issuer, except that each Fund may invest up to 25% of its total assets in the highest quality securities of a single issuer for up to three business days.
 BORROWING. As a matter of fundamental policy, each Fund may borrow money only for temporary or emergency purposes and engage in reverse repurchase agreements for any purpose, but not in an amount exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). As a matter of non-fundamental policy, each Fund may borrow money only from banks or other funds advised by FMR or an affiliate of FMR, or by engaging in reverse repurchase agreements with any party, and each Fund may make additional investments while borrowings are outstanding.
 LENDING. As a matter of fundamental policy, each Fund may not lend any security or make any other loan, except through the purchase of debt securities or repurchase agreements, if as a result more than 33 1/3% of its total assets would be lent to other parties. As a matter of non-fundamental policy, with the exception of purchasing debt securities and entering into repurchase agreements, neither Fund currently intends to lend assets other than securities to other parties, except by lending money (up to 10% of its assets) to other funds advised by FMR or an affiliate of FMR.
 OTHER INVESTMENT POLICIES. Each Fund may invest up to 10% of its assets in illiquid securities and will invest more than 25% of its total assets in the financial services industry. Consistent with its investment objective and policies, each Fund also may enter into when-issued and forward purchase or sale transactions and may invest in asset-backed securities, variable and floating rate securities, stripped securities, commercial paper, certificates of deposit, bankers' acceptances, time deposits, and securities with put features. Neither Fund currently intends to purchase futures contracts or options on futures contracts. With respect to each Fund, this operating policy may be changed only with the Trustees' approval and 60 days' notice to shareholders.
 For cash management purposes, each Fund may invest in repurchase agreements and (pursuant to an exemptive order granted by the SEC) in a money market fund available only to funds and accounts managed by FMR or its affiliates whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. However, neither Fund currently intends to invest in a money market fund.
 In addition, the Board of Trustees of each Fund recently approved the elimination of certain non-fundamental policies, which were identical for both Funds, regarding a Fund's investments in (i) the securities of other investment companies, (ii) the securities of unseasoned issuers, and (iii) oil, gas, and mineral exploration programs. These non-fundamental policies
were originally adopted with respect to each Fund    solely in response to
state securities law requirements, which were in addition to, and in many cases were more restrictive than, federal securities law requirements. These state securities law requirements are no longer applicable.
 As stated above, for more information about the risks and restrictions associated with these polices, see the Funds' Prospectuses and, for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, which are incorporated herein by reference. OPERATIONS OF PRIME FUND FOLLOWING THE REORGANIZATION
 FMR does not expect Prime Fund to revise its investment objective or policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Prime Fund's management or to agents that provide Prime Fund with services. Specifically, the Trustees and officers, the investment adviser and sub-adviser, the distributor, and other agents will continue to serve Prime Fund in their current capacities.
 Because Prime Fund's investment policies differ in some respects from Money Market Portfolio's investment policies, certain of the securities currently held by Money Market Portfolio may need to be sold rather than transferred to Prime Fund. As explained below under "Comparison of Principal Risk Factors," Money Market Portfolio may invest in second tier
securities and in split-rated securities, whereas Prime Fund    may not as
long as it is rated Aaa and AAAm by Moody's Investors Service (Moody's)
and Standard & Poor's (S&P), respectively. Therefore, if shareholders approve the Reorganization, it is anticipated that Money Market Portfolio will sell any second tier or split-rated securities in the period between shareholder approval and the Closing Date. Any transaction costs associated with such adjustments to the portfolio of Money Market Portfolio will be borne by Money Market Portfolio. In the event that the sale of any assets becomes necessary after the effective date of the Reorganization, any transaction costs associated with such adjustments will be borne by Prime Fund.
PURCHASES AND REDEMPTIONS
 Prime Fund is currently authorized to issue two classes of shares designated Prime Fund - Daily Money Class shares, which are currently outstanding, and Prime Fund - Capital Reserves Class shares, which will be issued initially to Money Market Portfolio shareholders in connection with the Reorganization. Money Market Portfolio is currently authorized to issue only one class of shares.
 Both Money Market Portfolio and Prime Fund - Capital Reserves Class require a minimum initial investment of $1,000, a minimum subsequent investment of $250, and a minimum account balance of $500. Both Money Market Portfolio shares and Prime Fund - Capital Reserves Class shares are sold without a sales charge.
 Money Market Portfolio is open for business and its NAV is normally calculated each day that both the Federal Reserve Bank of New York (New York Fed) and the New York Stock Exchange (NYSE) are open. Prime Fund is open for business and the NAV of Capital Reserves Class shares is normally calculated each day that the NYSE is open. The following holiday closings have been scheduled for 1997: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (New York Fed only), Veterans Day (New York Fed only), Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the New York Fed or the NYSE may modify its holiday schedule at any time.
 Both Funds are managed to keep their share prices stable at $1.00. Both Money Market Portfolio shares and Prime Fund - Capital Reserves Class shares are purchased at the next share price calculated after an order is received and accepted. Share price is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time. Shares may be purchased by mail, by wire, or by exchange from another Fidelity fund. Neither Money Market Portfolio nor Prime Fund - Capital Reserves Class imposes a fee for wire purchases; however, if shares are purchased through an investment professional, the investment professional may impose a fee for wire purchases. Shares purchased before 2:00 p.m. Eastern time are entitled to dividends declared that day. Shares purchased after 2:00 p.m. Eastern time begin to earn dividends on the following business day.
 Each Fund reserves the right to reject any specific purchase order, including certain purchases by exchange. On any day that the New York Fed (Money Market Portfolio only) or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in the markets), or as permitted by the SEC, each Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the New York Fed (Money Market Portfolio only) or the NYSE is closed, a Fund's/Class's share price may be affected on days when shareholders do not have access to the Fund to purchase or redeem shares.
 Both Funds value their portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the Funds maintain stable $1.00 share prices.
 Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR, performs transfer agency, dividend disbursing, and shareholder services for the shares of each Fund. Fidelity Service Company, Inc., also an affiliate of FMR, calculates the NAV and dividends for the shares of each Fund and maintains the general accounting records for each Fund. NFSC distributes Money Market Portfolio's shares. FDC currently distributes Prime Fund's shares and will distribute Prime Fund - Capital Reserves Class shares following the Reorganization.
 Both Money Market Portfolio shares and Prime Fund - Capital Reserves Class shares may be redeemed on any business day at their respective share price. Shares are redeemed at the next share price calculated after an order is received and accepted. As stated above, share price is normally calculated at 2:00 p.m. and 4:00 p.m. Eastern time. Shares redeemed before 2:00 p.m. Eastern time do not receive the dividend declared on the day of redemption. Shares redeemed after 2:00 p.m. Eastern time do receive the dividend declared on the day of redemption.
 Both Money Market Portfolio shares and Prime Fund - Capital Reserves Class shares may be redeemed by mail, by telephone, or by wire. Both Money Market Portfolio and Prime Fund - Capital Reserves Class also offer checkwriting privileges; the minimum amount for a check is $500. Neither Money Market Portfolio nor Prime Fund - Capital Reserves Class charges a fee for wire redemptions; however, if shares are sold through an investment professional, the investment professional may charge a fee for wire redemptions. Redemption proceeds will be wired via the Federal Reserve Wire System to the redeeming shareholder's bank account of record. If a Fund's transfer agent receives a redemption request before 2:00 p.m. Eastern time, redemption proceeds will normally be wired on that day. If a Fund's transfer agent receives a redemption request after 2:00 p.m. Eastern time, redemption proceeds will normally be wired on the following business day.
 Each Fund reserves the right to take up to seven days to pay redemption proceeds if making immediate payment would adversely affect the Fund. In addition, each Fund may withhold redemption proceeds until it is reasonably assured that investments credited to the account have been received and collected. When the New York Fed (Money Market Portfolio only) or the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, each Fund may suspend redemption or postpone payment dates.
 In the case of both Money Market Portfolio and Prime Fund - Capital Reserves Class, if a shareholder's account balance falls below $500, the shareholder will be given 30 days' notice to reestablish the minimum balance. If the shareholder does not increase the balance, Fidelity reserves the right to close the shareholder's account and send the proceeds to the shareholder. Shares will be redeemed at their share price on the day the account is closed.
 If the Reorganization is approved, the purchase and redemption policies that currently apply to Money Market Portfolio shares will apply to Prime Fund - Capital Reserves Class shares. Money Market Portfolio shareholders may redeem their shares, or exchange their shares for shares of any other available Fidelity fund, through the Closing Date.
EXCHANGES
 Money Market Portfolio shares may be exchanged for shares of any other Fidelity fund available in the shareholder's state. In addition, Money Market Portfolio shares may be acquired through an exchange of shares of other Fidelity funds. The exchange privileges and restrictions that currently apply to Money Market Portfolio shares will apply to Prime Fund - Capital Reserves Class shares following the Reorganization. Refer to Money Market Portfolio's Prospectus for more information regarding how to exchange shares.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Each Fund declares income dividends daily and pays them monthly. Each Fund automatically reinvests dividend and capital gain distributions in additional shares of the Fund (in the case of Prime Fund, shares of the same Class of the Fund) unless a shareholder requests that dividends and other distributions be paid in cash.
 On or before the Closing Date, Money Market Portfolio will declare one or more dividends or distributions which, together with all such previous dividends and distributions attributable to its current taxable year, will have the effect of distributing substantially all of its investment company taxable income and net realized capital gains, if any, in order to maintain its tax status as a regulated investment company.
SHAREHOLDER SERVICES
 Both Money Market Portfolio and Prime Fund - Capital Reserves Class offer sub-accounting and special services for institutions that wish to open multiple accounts (a master account and sub-accounts). Refer to Money Market Portfolio's Prospectus for more information regarding these services.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each Fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 Money Market Portfolio and Prime Fund had capital loss carryforwards for federal tax purposes aggregating approximately $79,000 and $764,000 as of July 31, 1996 and October 31, 1996, respectively. Under current federal tax law, Prime Fund may be limited to using only a portion, if any, of the capital loss carryforward transferred by Money Market Portfolio at the time of the Reorganization. There is no assurance that Prime Fund will be able to realize sufficient capital gains to use its capital loss carryforward as well as a portion, if any, of Money Market Portfolio's capital loss carryforward, before they expire. The capital loss carryforward
attributable to Money Market Portfo   lio will expire on October 31, 2001.
The capital loss carryforward attributable to Prime     Fund will expire
between October 31, 2000 and October 31, 2003.
COMPARISON OF PRINCIPAL RISK FACTORS
 Because each Fund is a money market fund, each Fund must comply with federal regulatory requirements applicable to all money market funds concerning the quality and maturity of its investments. Federal regulations limit money market fund investments to high-quality securities. To be high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" securities (those securities deemed to be in the highest rating category) and "second tier" securities (those securities deemed to be in the second highest rating category). "Split-rated" securities may be deemed to be either first tier or second tier based on applicable regulations. The maturity (calculated according to applicable regulations) of each investment cannot exceed 397 days, and a money market fund's dollar-weighted average maturity cannot exceed 90 days. These requirements, coupled with each Fund's emphasis on first tier securities, mean that the Funds have substantially similar levels of risk.
 The Funds pursue essentially the same investment objective and follow similar investment policies (see "Investment Objectives and Policies" on page ). The Funds differ, however, in the quality of their portfolio securities. Prime Fund is currently rated Aaa and AAAm by Moody's and S&P, respectively, and thus (i) may invest only in first tier securities, (ii) may not invest in split-rated securities, and (iii) generally seeks to maintain an average maturity of 60 days or less. Money Market Portfolio is not a rated fund, although its average maturity is currently less than the 60-day maximum for Aaa/AAAm rated funds. Money Market Portfolio may invest in first tier or second tier securities and in split-rated securities. Although Prime Fund's current rating limits its permissible investments to first tier securities, each Fund is subject to regulations that preclude it from investing more than 5% of its total assets in second tier securities or investing more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
 Although each Fund seeks to maintain a stable $1.00 share price, each Fund's investment income is based on the income earned on the securities it holds, less expenses incurred. Thus, each Fund's investment income may fluctuate in response to changes in such expenses or changes in interest rates.
THE PROPOSED TRANSACTION
   1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN     MONEY
MARKET PORTFOLIO AND PRIME FUND
REORGANIZATION PLAN
 The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Prime Fund acquiring as of the Closing Date all of the assets of Money Market Portfolio in exchange solely for Capital Reserves Class Shares and the assumption by Prime Fund of Money Market Portfolio's liabilities; and (b) the distribution of Capital Reserves Class Shares to the shareholders of Money Market Portfolio as provided for in the Agreement.
 The assets of Money Market Portfolio to be acquired by Prime Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Money Market Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Money Market Portfolio on the Closing Date. Prime Fund will assume from Money Market Portfolio all liabilities, debts, obligations, and duties of Money Market Portfolio of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Money Market Portfolio will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Prime Fund will deliver Capital Reserves Class Shares to Money Market Portfolio, which shares Money Market Portfolio will then distribute to its shareholders so that each Money Market Portfolio shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Money Market Portfolio held by such shareholder as of the Closing Date.
 The value of Money Market Portfolio's assets to be acquired by Prime Fund, the amount of Money Market Portfolio's liabilities to be assumed by Prime Fund, and the share price of a Capital Reserves Class Share will be determined as of the close of business (4:00 p.m. Eastern time) of the respective Fund on the Closing Date. Portfolio securities will be valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than at its current market value. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument. If the Board of Trustees of Daily Money Fund and the Board of Trustees of Newbury Street Trust believe that a deviation from a Fund's amortized cost per share may result in dilution or other unfair results to shareholders, the Boards have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results.
 As of the Closing Date, Money Market Portfolio will distribute to its shareholders of record the Capital Reserves Class Shares it received, so that each Money Market Portfolio shareholder will receive the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Money Market Portfolio held by such shareholder on the Closing Date; Money Market Portfolio will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Prime Fund in the names of the Money Market Portfolio shareholders and by transferring thereto Capital Reserves Class Shares. Each Money Market Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Capital Reserves Class Shares due that shareholder. Prime Fund shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Money Market Portfolio shareholder will own the number of Capital Reserves Class Shares equal to the number of that shareholder's shares of Money Market Portfolio immediately prior to the Reorganization. The share price of Prime Fund will be unchanged by the transaction. Thus, the Reorganization will not result in the dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of Capital Reserves Class Shares in a name other than that of the registered holder of the shares on the books of Money Market Portfolio as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Money Market Portfolio is and will continue to be its responsibility up to and including the Closing Date and such later date on which Money Market Portfolio is liquidated.
 It is expected that FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplemental solicitation. However, there may be some transaction costs associated with portfolio adjustments to Money Market Portfolio due to the Reorganization which occur prior to the Closing Date which will be borne by Money Market Portfolio. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date will be borne by Prime Fund. A Fund may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of Daily Money Fund and Newbury Street Trust have determined that the Reorganization is in the best interests of the shareholders of the Funds and that the Reorganization will not result in a dilution of the interests of the shareholders of either Fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the Funds' investment objectives and policies;
 (2) the historical performance of the Funds;
 (3) the relative expense ratios of the Funds;
 (4) the costs to be incurred by each Fund as a result of the
Reorganization;
 (5) the tax consequences of the Reorganization;
 (6) the relative asset sizes of the Funds;
 (7) the elimination of duplicative funds;
 (8) the impact of changes to the institutional money market product line on the Funds and their shareholders; and
 (9) the benefits to FMR and to shareholders of the Funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on March 20, 1997. In recommending the Reorganization, FMR also advised the Boards that the Funds have generally compatible investment objectives and policies, with the material differences noted, and that the Funds currently have similar investment strategies, with the material differences noted.
 The Boards considered that if the Reorganization is approved, former shareholders of Money Market Portfolio will receive Prime Fund - Capital Reserves Class shares, which will pay a 0.25% management fee and a 0.50% distribution fee. The total management and distribution fees of 0.75% to be paid by Prime Fund - Capital Reserves Class will be 0.10% lower, as a percentage of average net assets, than the total management and distribution fees of 0.85% currently paid by Money Market Portfolio. FMR also informed the Boards that it would voluntarily agree to reimburse the total operating expenses of Prime Fund - Capital Reserves Class to the extent that such expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.90% of its average net assets -- 0.09% lower than Money Market Portfolio's 0.99% voluntary expense limitation. In addition, FMR informed the Boards that it expected to pay the costs associated with the Reorganization, including professional fees and the costs of proxy solicitation, under Money Market Portfolio's voluntary expense limitation. FMR further informed the Boards that although Money Market Portfolio would bear any costs (as described above) associated with portfolio adjustments made in connection with the Reorganization, FMR believed that such costs would be minimal and would be counterbalanced by the reduction in the total operating expenses that Money Market Portfolio shareholders would pay as holders of Capital Reserves Class Shares.
 The Boards also considered that former shareholders of Money Market Portfolio will receive the number of Capital Reserves Class Shares equal to the number of their shares of Money Market Portfolio. In addition, the Boards considered that the Funds expected to receive an opinion of counsel that the Reorganization would not result in any gain or loss for federal income tax purposes to Money Market Portfolio or Prime Fund or to the shareholders of either Fund.
 Finally, the Boards considered the Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by increasing operational efficiencies and, thereby, lowering expense ratios. DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Newbury Street Trust is registered with the SEC as an open-end management investment company. Newbury Street Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series (no par value per share). Prime Fund is one of three current funds of the trust. (For historical information regarding Prime Fund and Newbury Street
Trust, see "Forms of Organization,"    page ). Newbury Street Trust's
trustees have authorized the public offering of two     classes of shares
of Prime Fund, designated Prime Fund - Daily Money Class shares, which are currently outstanding, and Prime Fund - Capital Reserves Class shares, which will be issued initially to Money Market Portfolio shareholders in connection with the Reorganization. A separate filing with the SEC will be made prior to the Closing Date for the purpose of registering Prime Fund - Capital Reserves Class shares for sale. Each share in a Class represents an equal proportionate interest in Prime Fund with each other share of that Class. Shares of Prime Fund entitle their holders to one vote for each dollar of net asset value held (number of shares owned times the net asset value per share) and a proportionate fractional vote for each fractional dollar amount held, except that each Class of shares has exclusive voting rights on matters pertaining to its plan of distribution. For additional
information regarding shareholder    voting rights, see "Forms of
Organization," page . Each share of each Class of Prime     Fund is
entitled to participate equally in dividends and other distributions and in the proceeds of any liquidation, except that dividends of each Class may be affected differently by the allocation of Class-specific expenses.
 Newbury Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Money Market Portfolio's assets for Capital Reserves Class Shares and the assumption of the liabilities of Money Market Portfolio by Prime Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Money Market Portfolio and Prime Fund, substantially to the effect that:
 (i) The acquisition by Prime Fund of all of the assets of Money Market Portfolio solely in exchange for Capital Reserves Class Shares and the assumption by Prime Fund of Money Market Portfolio's liabilities, followed by the distribution by Money Market Portfolio of Capital Reserves Class Shares to the shareholders of Money Market Portfolio pursuant to the liquidation of Money Market Portfolio and constructively in exchange for their Money Market Portfolio shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Money Market Portfolio and Prime Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Money Market Portfolio upon the transfer of all of its assets to Prime Fund in exchange solely for Capital Reserves Class Shares and Prime Fund's assumption of Money Market Portfolio's liabilities, followed by Money Market Portfolio's subsequent distribution of those shares to its shareholders in liquidation of Money Market Portfolio;
 (iii) No gain or loss will be recognized by Prime Fund upon the receipt of the assets of Money Market Portfolio in exchange solely for Capital Reserves Class Shares and its assumption of Money Market Portfolio's liabilities;
 (iv) The shareholders of Money Market Portfolio will recognize no gain or loss upon the exchange of their Money Market Portfolio shares solely for Capital Reserves Class Shares;
 (v) The basis of Money Market Portfolio's assets in the hands of Prime Fund will be the same as the basis of those assets in the hands of Money Market Portfolio immediately prior to the Reorganization, and the holding period of those assets in the hands of Prime Fund will include the holding period of those assets in the hands of Money Market Portfolio;
 (vi) The basis of Money Market Portfolio shareholders in Capital Reserves Class Shares will be the same as their basis in Money Market Portfolio shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Capital Reserves Class Shares to be received by the Money Market Portfolio shareholders will include the period during which the Money Market Portfolio shares to be surrendered in exchange therefor were held, provided such Money Market Portfolio shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Money Market Portfolio should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Money Market Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization. CAPITALIZATION
 The following table shows the capitalization of Money Market Portfolio and Prime Fund (then Daily Money Fund: Money Market Portfolio) as of January 31, 1997 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                         NET ASSETS       NAV         SHARES
                                          PER SHARE   OUTSTANDING

MONEY MARKET              $ 1,482,122,4    $ 1.00       1,482,132,801
PORTFOLIO                15



PRIME FUND:

Daily Money Class         $ 2,528,231,8    $ 1.00       2,528,996,656
                         72

Capital Reserves Class   --               --          --



PRO FORMA COMBINED
FUND:

Daily Money Class         $ 2,528,231,8    $ 1.00       2,528,996,656
                         72

Capital Reserves Class    $ 1,482,122,4    $ 1.00       1,482,132,801
                         15

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on March 20, 1997. The Boards of Trustees of Daily Money Fund and Newbury Street Trust determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Money Market Portfolio and Prime Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Money Market Portfolio will continue to engage in business as a fund of a registered investment company and the Board of Daily Money Fund will consider other proposals for the reorganization or liquidation of the Fund.
ADDITIONAL INFORMATION ABOUT PRIME FUND
 Prime Fund currently pays FMR a monthly management fee at an annual rate of 0.25% of its average net assets. This management fee rate was approved by shareholders on May 9, 1997, and went into effect on May 31, 1997. Also, effective May 31, 1997, under a new Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act, Prime Fund - Daily Money Class
began paying FDC a distribution fee    at an annual rate of 0.25% to cover
most of the Class's distribution-related costs; in connection with this
change, Prime Fund's management fee rate was reduced from     0.50% to
0.25%.
 The Prospectus for Prime Fund - Daily Money Class, dated May 30, 1997, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about Prime Fund including its investment objective and policies, investment adviser, advisory fees and expenses, and organization. The financial highlights table that follows is for Prime Fund - Daily Money Class. Prime Fund - Capital Reserves Class is expected to commence operations on or about October 31, 1997.
PRIME FUND: DAILY MONEY CLASS (FORMERLY DAILY MONEY FUND:
MONEY MARKET PORTFOLIO)



Selected Per-Share Data and
Ratios

Years                  1997     1996     1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
ended                           A
July 31

Net asset              $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
value,                 0        0        0        0        0        0        0        0        0        0        0        0
beginning
of period

Income                  .024     .012     .050     .050     .029     .028     .041     .067     .080     .085     .066     .057
from
Investment

Operations
 Net
interest
 income

Less                     (.024    (.012    (.050    (.050    (.029    (.028    (.041    (.067    (.080    (.085    (.066    (.057
Distribution            )        )        )        )        )        )        )        )        )        )        )        )
s
 From net
 interest
income

Net asset               $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
value, end              0        0        0        0        0        0        0        0        0        0        0        0
of period

Total                   2.43     1.22     5.13     5.16     2.98     2.82     4.21     6.90     8.34     8.81     6.81     5.87
returnB                 %        %        %        %        %        %        %        %        %        %        %        %

Net                     $ 2,51   $ 2,66   $ 2,58   $ 2,13   $ 1,52   $ 1,45   $ 1,53   $ 1,71   $ 1,35   $ 894    $ 561    $ 441
assets,                 2        3        1        9        5        1        1        4        0
end of
period
(In millions
)

Ratio of                 .65%     .65%     .65%     .65%     .65%     .61%     .59%     .60%     .61%     .64%     .66%     .62%
expenses                C,D      C,D      C        C        C                                            C
to average
net assets

Ratio of                 4.86     4.85     5.00     5.11     2.96     2.76     4.19     6.61     7.99     8.56     6.57     5.78
net interest            %D       %D       %        %        %        %        %        %        %        %        %        %
income to
average
net assets


A THREE MONTHS ENDED OCTOBER 31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C    FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
E SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Capital Reserves Class Shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to Newbury Street Trust.
 EXPERTS. The audited financial statements of Money Market Portfolio, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended July 31, 1996. The audited financial statements of Prime Fund, incorporated by reference into the Statement of Additional Information, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended October 31, 1996. The financial statements audited by Coopers & Lybrand L.L.P. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. Unaudited financial statements for Money Market Portfolio for the six-month period ended January 31, 1997, and unaudited financial statements for Prime Fund for the six-month period ended April 30, 1997, are also incorporated by reference into the Statement of Additional Information.
 AVAILABLE INFORMATION. Daily Money Fund and Newbury Street Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549, and at the Northeast Regional Office of the SEC, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Daily Money Fund, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 21st day of July, 1997, by and between Daily Money Fund, a Delaware business trust, on behalf of Capital Reserves: Money Market Portfolio (Money Market Portfolio), a series of Daily Money Fund, and Newbury Street Trust, a Delaware business trust, on behalf of Prime Fund (Prime Fund), a series of Newbury Street Trust. Daily Money Fund and Newbury Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." Prime Fund and Money Market Portfolio may be referred to herein collectively as the "Funds" or each individually as a "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Money Market Portfolio to Prime Fund solely in exchange for Capital Reserves Class shares of beneficial interest in Prime Fund (the Capital Reserves Class Shares) and the assumption by Prime Fund of Money Market Portfolio's liabilities; and
(b) the constructive distribution of such shares by Money Market Portfolio PRO RATA to its shareholders in complete liquidation and termination of Money Market Portfolio in exchange for all of Money Market Portfolio's outstanding shares. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
 1. REPRESENTATIONS AND WARRANTIES OF MONEY MARKET PORTFOLIO. Money Market Portfolio represents and warrants to and agrees with Prime Fund that:
  (a) Money Market Portfolio is a series of Daily Money Fund, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
  (b) Daily Money Fund is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940
Act), and such registration is in full force and effect;
  (c) The Prospectus, dated November 29, 1996 (as supplemented March 21,
1997), and the Statement of Additional Information, dated November 29, 1996 (as supplemented January 2, 1997), previously furnished to Prime Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Money Market Portfolio, threatened against Money Market Portfolio which assert liability on the part of Money Market Portfolio. Money Market Portfolio knows of no facts which might form the basis for the institution of such proceedings;
  (e) Money Market Portfolio is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of Money Market Portfolio, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Money Market Portfolio is a party or by which Money Market Portfolio is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Money Market Portfolio is a party or is bound;
  (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Financial Highlights, and the
Schedule of In   vestments of Money Market Portfolio at July 31, 1996, have
been audited by Coopers     & Lybrand L.L.P., independent accountants, and
have been furnished to Prime Fund    together with such unaudited financial
statements and schedule of investments for the     six month period ended
January 31, 1997. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
  (g) Money Market Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1996, and those incurred in the ordinary course of Money Market Portfolio's business as an investment company since July 31, 1996;
  (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Newbury Street Trust on Form N-14 relating to the Capital Reserves Class Shares issuable hereunder and the proxy statement of Money Market Portfolio included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Money Market Portfolio (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Money Market Portfolio, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (i) All material contracts and commitments of Money Market Portfolio (other than this Agreement) will be terminated without liability to Money Market Portfolio prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
  (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Money Market Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
  (k) Money Market Portfolio has filed or will file all federal and state tax returns which, to the knowledge of Money Market Portfolio's officers, are required to be filed by Money Market Portfolio and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Money Market Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (l) Money Market Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date (as defined in Section 6);
  (m) All of the issued and outstanding shares of Money Market Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Money Market Portfolio will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Prime Fund in accordance with this Agreement;
  (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Money Market Portfolio will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Money Market Portfolio to be transferred to Prime Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of Money Market Portfolio's portfolio securities and any such other assets as contemplated by this Agreement, Prime Fund will acquire Money Market Portfolio's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Prime Fund) and without any restrictions upon the transfer thereof; and
  (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Money Market Portfolio, and this Agreement constitutes a valid and binding obligation of Money Market Portfolio enforceable in accordance with its terms, subject to shareholder approval.
 2. REPRESENTATIONS AND WARRANTIES OF PRIME FUND. Prime Fund represents and warrants to and agrees with Money Market Portfolio that:
  (a) Prime Fund is a series of Newbury Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
  (b) Newbury Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
  (c) The Prospectus and the Statement of Additional Information of Prime Fund, both dated May 30, 1997, previously furnished to Money Market Portfolio did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Prime Fund, threatened against Prime Fund which assert liability on the part of Prime Fund. Prime Fund knows of no facts which might form the basis for the institution of such proceedings;
  (e) Prime Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Trust Instrument or By-laws, or, to the knowledge of Prime Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Prime Fund is a party or by which Prime Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Prime Fund is a party or is bound;
  (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Financial Highlights, and the
Schedule of In   vestments of Prime Fund at October 31, 1996, have been
audited by Coopers & Lybrand     L.L.P., independent accountants, and have
been furnished to Money Market Portfolio    together with such unaudited
financial statements and schedule of investments for the     six month
period ended April 30, 1997. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
  (g) Prime Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1996 and those incurred in the ordinary course of Prime Fund's business as an investment company since October 31, 1996;
  (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Prime Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
  (i) Prime Fund has filed or will file all federal and state tax returns which, to the knowledge of Prime Fund's officers, are required to be filed by Prime Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Prime Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (j) Prime Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 1997;
  (k) By the Closing Date, the Capital Reserves Class Shares to be issued to Money Market Portfolio will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in Prime Fund's Statement of Additional Information) by Prime Fund, and no shareholder of Prime Fund will have any preemptive right of subscription or purchase in respect thereof;
  (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Prime Fund, and this Agreement constitutes a valid and binding obligation of Prime Fund enforceable in accordance with its terms, subject to approval by the shareholders of Money Market Portfolio;
  (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Prime Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Prime Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
  (n) The issuance of the Capital Reserves Class Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
  (o) All of the issued and outstanding shares of beneficial interest of Prime Fund have been offered for sale and sold in conformity with the federal securities laws.
 3. REORGANIZATION.
  (a) Subject to the requisite approval of the shareholders of Money Market Portfolio and to the other terms and conditions contained herein, Money Market Portfolio agrees to assign, sell, convey, transfer, and deliver to Prime Fund as of the Closing Date all of the assets of Money Market Portfolio of every kind and nature existing on the Closing Date. Prime Fund agrees in exchange therefor: (i) to assume all of Money Market Portfolio's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Money Market Portfolio the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Money Market Portfolio then outstanding.
  (b) The assets of Money Market Portfolio to be acquired by Prime Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Money Market Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Money Market Portfolio on the Closing Date. Money Market Portfolio will pay or cause to be paid to Prime Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Prime Fund hereunder, and Prime Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
  (c) The liabilities of Money Market Portfolio to be assumed by Prime Fund shall include (except as otherwise provided for herein) all of Money Market Portfolio's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Money Market Portfolio agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
  (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Money Market Portfolio will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Capital Reserves Class Shares in exchange for such shareholders' shares of beneficial interest in Money Market Portfolio and Money Market Portfolio will be liquidated in accordance with Daily Money Fund's Trust Instrument. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Prime Fund's share transfer books in the names of the Money Market Portfolio shareholders and transferring the Capital Reserves Class Shares thereto. Each Money Market Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Capital Reserves Class Shares due that shareholder. All outstanding Money Market Portfolio shares, including any represented by certificates, shall simultaneously be canceled on Money Market Portfolio's share transfer records. Prime Fund shall not issue certificates representing the Capital Reserves Class Shares in connection with the Reorganization.
  (e) Any reporting responsibility of Money Market Portfolio is and shall remain its responsibility up to and including the date on which it is terminated.
  (f) Any transfer taxes payable upon issuance of the Capital Reserves Class Shares in a name other than that of the registered holder on Money Market Portfolio's books of the Money Market Portfolio shares constructively exchanged for the Capital Reserves Class Shares shall be paid by the person to whom such Capital Reserves Class Shares are to be issued, as a condition of such transfer.
 4. VALUATION.
  (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
  (b) On the Closing Date, Prime Fund will deliver to Money Market Portfolio the number of full and fractional Capital Reserves Class Shares equal to the number of full and fractional shares of Money Market Portfolio then outstanding.
  (c) The share price of the Capital Reserves Class Shares to be delivered to Money Market Portfolio, the value of the assets of Money Market Portfolio transferred hereunder, and the value of the liabilities of Money Market Portfolio to be assumed hereunder shall in each case be determined as of the Valuation Time.
  (d) The share price of the Capital Reserves Class Shares shall be computed in the manner set forth in the then-current Prime Fund - Capital Reserves Class Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Money Market Portfolio shall be computed in the manner set forth in the then-current Money Market Portfolio Prospectus and Statement of Additional Information.
  (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Money Market Portfolio and Prime Fund.
 5. FEES; EXPENSES.
  (a) Money Market Portfolio shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation, if applicable. Any merger-related expenses which may be attributable to Prime Fund will be borne by Prime Fund, subject to FMR's voluntary expense limitation, if applicable.
  (b) Each of Prime Fund and Money Market Portfolio represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
 6. CLOSING DATE.
  (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on October 30, 1997, or at some other time, date, and place agreed to by Money Market Portfolio and Prime Fund (the Closing Date).
  (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Money Market Portfolio and the net asset value per share of Prime Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
 7. SHAREHOLDER MEETING AND TERMINATION OF MONEY MARKET PORTFOLIO.
  (a) Money Market Portfolio agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Prime Fund as herein provided, adopting this Agreement, and authorizing the liquidation of Money Market Portfolio.
  (b) Money Market Portfolio agrees that as soon as reasonably practicable after distribution of the Capital Reserves Class Shares, Money Market Portfolio shall be terminated as a series of Daily Money Fund pursuant to its Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Money Market Portfolio shall not conduct any business except in connection with its liquidation and termination.
 8. CONDITIONS TO OBLIGATIONS OF PRIME FUND. The obligations of Prime Fund hereunder shall be subject to the following conditions:
  (a) That Money Market Portfolio furnishes to Prime Fund a statement, dated as of the Closing Date, signed by an officer of Daily Money Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Money Market Portfolio made in this Agreement are true and correct in all material respects and that Money Market Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
  (b) That Money Market Portfolio furnishes Prime Fund with copies of the resolutions, certified by an officer of Daily Money Fund, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Money Market Portfolio;
  (c) That, on or prior to the Closing Date, Money Market Portfolio will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Money Market Portfolio substantially all of Money Market Portfolio's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
  (d) That Money Market Portfolio shall deliver to Prime Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Money Market Portfolio's behalf by its Treasurer or Assistant Treasurer;
  (e) That Money Market Portfolio's custodian shall deliver to Prime Fund a certificate identifying the assets of Money Market Portfolio held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Prime Fund; (ii) Money Market Portfolio's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
  (f) That Money Market Portfolio's transfer agent shall deliver to Prime Fund at the Closing a certificate setting forth the number of shares of Money Market Portfolio outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
  (g) That Money Market Portfolio calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Prime Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Money Market Portfolio;
  (h) That Money Market Portfolio delivers to Prime Fund a certificate of an officer of Daily Money Fund, dated as of the Closing Date, that there has been no material adverse change in Money Market Portfolio's financial position since July 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
  (i) That all of the issued and outstanding shares of beneficial interest of Money Market Portfolio shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Money Market Portfolio or its transfer agent by Prime Fund or its agents shall have revealed otherwise, Money Market Portfolio shall have taken all actions that in the opinion of Prime Fund are necessary to remedy any prior failure on the part of Money Market Portfolio to have offered for sale and sold such shares in conformity with such laws.
 9. CONDITIONS TO OBLIGATIONS OF MONEY MARKET PORTFOLIO.
  (a) That Prime Fund shall have executed and delivered to Money Market Portfolio an Assumption of Liabilities, certified by an officer of Newbury Street Trust, dated as of the Closing Date pursuant to which Prime Fund will assume all of the liabilities of Money Market Portfolio existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
  (b) That Prime Fund furnishes to Money Market Portfolio a statement, dated as of the Closing Date, signed by an officer of Newbury Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Prime Fund made in this Agreement are true and correct in all material respects, and Prime Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
  (c) That Money Market Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Money Market Portfolio and Prime Fund, to the effect that the Capital Reserves Class Shares are duly authorized and upon delivery to Money Market Portfolio as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Prime Fund (except as disclosed in Prime Fund's Statement of Additional Information) and no shareholder of Prime Fund has any preemptive right of subscription or purchase in respect thereof.
 10. CONDITIONS TO OBLIGATIONS OF PRIME FUND AND MONEY MARKET PORTFOLIO.
  (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Money Market Portfolio;
  (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Prime Fund or Money Market Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Prime Fund or Money Market Portfolio, provided that either party hereto may for itself waive any of such conditions;
  (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
  (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
  (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Prime Fund and Money Market Portfolio, threatened by the Commission; and
  (f) That Prime Fund and Money Market Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Prime Fund and Money Market Portfolio that for federal income tax purposes:
   (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Money Market Portfolio and Prime Fund will each be parties to the Reorganization under section 368(b) of the Code;
   (ii) No gain or loss will be recognized by Money Market Portfolio upon the transfer of all of its assets to Prime Fund in exchange solely for the Capital Reserves Class Shares and the assumption of Money Market Portfolio's liabilities followed by the distribution of those Capital Reserves Class Shares to the shareholders of Money Market Portfolio in liquidation of Money Market Portfolio;
   (iii) No gain or loss will be recognized by Prime Fund on the receipt of Money Market Portfolio's assets in exchange solely for the Capital Reserves Class Shares and the assumption of Money Market Portfolio's liabilities;
   (iv) The basis of Money Market Portfolio's assets in the hands of Prime Fund will be the same as the basis of such assets in Money Market Portfolio's hands immediately prior to the Reorganization;
   (v) Prime Fund's holding period in the assets to be received from Money Market Portfolio will include Money Market Portfolio's holding period in such assets;
   (vi) A Money Market Portfolio shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Money Market Portfolio for the Capital Reserves Class Shares in the Reorganization;
   (vii) A Money Market Portfolio shareholder's basis in the Capital Reserves Class Shares to be received by him or her will be the same as his or her basis in the Money Market Portfolio shares exchanged therefor; and
   (viii)A Money Market Portfolio shareholder's holding period for his or her Capital Reserves Class Shares will include the holding period of Money Market Portfolio shares exchanged, provided that those Money Market Portfolio shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Money Market Portfolio and Prime Fund may not waive the conditions set forth in this subsection 10(f).
 11. COVENANTS OF PRIME FUND AND MONEY MARKET PORTFOLIO.
  (a) Prime Fund and Money Market Portfolio each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
  (b) Money Market Portfolio covenants that it is not acquiring the Capital Reserves Class Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
  (c) Money Market Portfolio covenants that it will assist Prime Fund in obtaining such information as Prime Fund reasonably requests concerning the beneficial ownership of Money Market Portfolio's shares; and
  (d) Money Market Portfolio covenants that its liquidation and termination will be effected in the manner provided in its Trust Instrument in accordance with applicable law and after the Closing Date, Money Market Portfolio will not conduct any business except in connection with its liquidation and termination.
 12. TERMINATION; WAIVER.
 Prime Fund and Money Market Portfolio may terminate this Agreement by mutual agreement. In addition, either Prime Fund or Money Market Portfolio may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Money Market Portfolio or Prime Fund, or their respective Trustees or officers.
 13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
  (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
  (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Prime Fund or Money Market Portfolio; provided, however, that following the shareholders' meeting called by Money Market Portfolio pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Capital Reserves Class Shares to be paid to Money Market Portfolio shareholders under this Agreement to the detriment of such shareholders without their further approval.
  (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
 14. TRUST INSTRUMENTS.
 A copy of the Trust Instrument of each Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
 15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
[SIGNATURE LINES OMITTED]

CAPR/MON-pxs-0797 CUSIP #233809607 / FUND #682

(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!
Dear Capital Reserves Funds Shareholder:
On September 17, 1997, a special shareholder meeting of the following Capital Reserves Portfolios will be held:
(small solid bullet) Money Market Portfolio
(small solid bullet) U.S. Government Portfolio
(small solid bullet) Municipal Money Market Portfolio
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH PORTFOLIO YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each portfolio you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the portfolios.
The enclosed Proxy Statement(s) detail(s) the proposals under consideration. A list of each issue can be found on the first page of each Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals that may require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by each portfolio's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Client Services at 800-843-3001.
Remember, this is your opportunity to voice your opinion on matters affecting your portfolio(s). YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you. We appreciate your prompt attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer
Important Information to Help You Understand the Proposals On Which You Are Being Asked To Vote.
PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-843-3001. WE APPRECIATE YOU PLACING YOUR TRUST IN THE CAPITAL RESERVES PORTFOLIOS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
CAPITAL RESERVES: MONEY MARKET PORTFOLIO
To approve an Agreement and Plan of Reorganization between Money Market Portfolio and Prime Fund, a fund of Newbury Street Trust.
CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO
To approve an Agreement and Plan of Reorganization between U.S. Government Portfolio and Treasury Fund, a fund of Newbury Street Trust.
CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO
To approve an Agreement and Plan of Reorganization between Municipal Money Market Portfolio and Tax-Exempt Fund, a fund of Newbury Street Trust.
WHY ARE CAPITAL RESERVES: MONEY MARKET PORTFOLIO, CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO AND CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO EACH PROPOSING TO ADOPT AN AGREEMENT AND PLAN OF REORGANIZATION?
The proposal is to merge the existing Capital Reserves: Money Market Portfolio, Capital Reserves: U.S. Government Portfolio, and Capital
Reserves: Municipal Money Market Portfolio into a newly-created class - Capital Reserves Class - of Prime Fund, Treasury Fund, and Tax-Exempt Fund, all larger money market funds also managed by Fidelity Management & Research Company (FMR). FMR is presenting similar proposals to all of the Capital Reserves Portfolios it manages. Merging the funds will help FMR manage your money more efficiently.
If the proposals are approved, you will pay lower costs for your investment
- total fund expenses of 0.90% per year, instead of 0.99% per year. (These expenses are based on voluntary expense limits agreed to by FMR. They could change in the future, whether or not the Reorganization takes place.)
WILL THERE BE ANY OTHER CHANGES TO CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO ONCE THE REORGANIZATION OCCURS?
Tax-Exempt Fund: Capital Reserves Class is designed to be similar to Capital Reserves: Municipal Money Market Portfolio. You will not have to change how you do business with Fidelity, or have to take any other action (other than voting) to maintain your investment.
Tax-Exempt Fund has slightly different investment policies than Capital
Reserves: Municipal Money Market Portfolio. Municipal Money Market Portfolio may invest up to 100% of its assets in securities whose interest is a tax preference item for purposes of the federal alternative minimum tax, or AMT. Tax-Exempt Fund does not invest in AMT securities. AMT securities generally pay higher yields than municipal securities that are fully tax-exempt, but increase the tax liability for some investors. Not investing in AMT securities will negatively impact Tax-Exempt Fund: Capital Reserves Class's yield - approximately 0.03% - 0.08% per year compared to Municipal Money Market Portfolio. However, this impact should be offset by the 0.09% expense reduction if the Reorganization is approved.
WILL THERE BE ANY OTHER CHANGES TO CAPITAL RESERVES: MONEY MARKET PORTFOLIO ONCE THE REORGANIZATION OCCURS?
Prime Fund: Capital Reserves Class is designed to be similar to Capital
Reserves: Money Market Portfolio. You will not have to change how you do business with Fidelity, or have to take any other action (other than voting) to maintain your investment.
Prime Fund has slightly different investment policies than Capital
Reserves: Money Market Portfolio. Prime Fund is rated AAAm and Aaa by Standard & Poor's and Moody's Investors Service, respectively. These ratings prohibit the fund from investing in any second tier and split rated securities, and limits the fund's weighted average maturity to 60 days. Money Market Portfolio is not a rated fund, and can therefore invest up to 5% of its net assets in second tier securities, and can purchase split rated securities.
WILL THERE BE ANY OTHER CHANGES TO CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO ONCE THE REORGANIZATION OCCURS?
Treasury Fund: Capital Reserves Class is designed to be similar to Capital
Reserves: U.S. Government Portfolio. You will not have to change how you do business with Fidelity, or have to take any other action (other than voting) to maintain your investment.
Treasury Fund has slightly different investment policies than Capital
Reserves: U.S. Government Portfolio. U.S. Government Portfolio may invest in U.S. Government securities that are backed by the full faith and credit of the United States and in repurchase agreements backed by these securities. Treasury Fund invests only in U.S. Treasury securities and in repurchase agreements backed by these securities. Although U.S. Government Portfolio is permitted to invest in U.S. Government securities other than U.S. Treasury securities, it currently does not own, or does not anticipate purchasing, any securities that would be considered ineligible for Treasury Fund. Its portfolio holdings are therefore substantially similar, and will not materially change when the reorganization occurs.
HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
Yes. The Board of Trustees of each fund has unanimously approved the proposals, and recommends that you vote to approve each one.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-843-3001.

(registered trademark)
CAPR-PXL-0797
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
DAILY MONEY FUND:  CAPITAL RESERVES:  U.S. GOVERNMENT PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund: Capital Reserves: U.S. Government Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 11:30 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 233809409/fund# 681]

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

1.   To approve an Agreement and Plan of Reorganization          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Capital Reserves:  U.S. Government
     Portfolio and Treasury Fund. The Agreement provides
     for the transfer of all of the assets of U.S. Government
     Portfolio to Treasury Fund in exchange solely for
     Capital Reserves Class shares of beneficial interest of
     Treasury Fund and the assumption by Treasury Fund
     of U.S. Government Portfolio's liabilities, followed by
     the distribution of Capital Reserves Class shares of
     Treasury Fund to shareholders of U.S. Government
     Portfolio in liquidation of U.S. Government Portfolio.


[CRUSG-PXC-0797]    [cusip # 233809409/fund# 681]
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
DAILY MONEY FUND:  CAPITAL RESERVES:  MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund: Capital Reserves: Money Market Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 11:30 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 233809607/fund# 682]

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

1.   To approve an Agreement and Plan of Reorganization          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Capital Reserves:  Money Market Portfolio
     and Prime Fund. The Agreement provides for the
     transfer of all of the assets of Money Market Portfolio
     to Prime Fund in exchange solely for Capital Reserves
     Class shares of beneficial interest of Prime Fund and
     the assumption by Prime Fund of Money Market
     Portfolio's liabilities, followed by the distribution of
     Capital Reserves Class shares of Prime Fund to
     shareholders of Money Market Portfolio in liquidation
     of Money Market Portfolio.


[CRMMP-PXC-0797]    [cusip # 233809607/fund# 682]
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
DAILY MONEY FUND: CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund: Capital Reserves: Municipal Money Market Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 11:30 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 233809508/fund# 683]

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

1.   To approve an Agreement and Plan of Reorganization       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Capital Reserves:  Municipal Money Market
     Portfolio and Tax-Exempt Fund. The Agreement
     provides for the transfer of all of the assets of
     Municipal Money Market Portfolio to Tax-Exempt
     Fund in exchange solely for Capital Reserves Class
     shares of beneficial interest of Tax-Exempt Fund and
     the assumption by Tax-Exempt Fund of Municipal
     Money Market Portfolio's liabilities, followed by the
     distribution of Capital Reserves Class shares of
     Tax-Exempt Fund to shareholders of Municipal
     Money Market Portfolio in liquidation of Municipal
     Money Market Portfolio.


[CRMMM-PXC-0797]    [cusip # 233809508/fund# 683]
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated May 30, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http:/www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Client Services at 1-800-843-3001, or your investment professional.
INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
DMFI-pro-0597
TREASURY FUND -
DAILY MONEY CLASS
(FORMERLY U.S. TREASURY PORTFOLIO -
INITIAL CLASS)
(fund number 058)
PRIME FUND -
DAILY MONEY CLASS
(FORMERLY MONEY MARKET PORTFOLIO -
INITIAL CLASS)
(fund number 083)
TAX-EXEMPT FUND -
DAILY MONEY CLASS
(FORMERLY DAILY TAX-EXEMPT MONEY FUND - INITIAL CLASS)
(fund number 084)
PROSPECTUS
DATED MAY 30, 1997

(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Initial Class's yearly operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of each fund's
                                         financial data.

                                         PERFORMANCE

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's overall
                                         approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are
                                         calculated and what they include.

YOUR ACCOUNT                             TYPES OF ACCOUNTS Different ways to set up your
                                         account, including tax-sheltered retirement plans.

                                         HOW TO BUY SHARES Opening an account and making
                                         additional investments.

                                         HOW TO SELL SHARES Taking money out and closing your
                                         account.

                                         INVESTOR SERVICES Services to help you manage your
                                         account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and the
                                         timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS


   KEY FACTS


WHO MAY WANT TO INVEST
Each fund offers investors a convenient way to invest in a professionally managed portfolio of money market instruments.
Each fund is designed for investors who would like to earn current income while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
Each fund is managed to keep its share price stable at $1.00. Treasury Fund offers an added measure of safety with its focus on U.S. Treasury securities.
These funds do not constitute a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion of your investments. Each fund offers free checkwriting to give you easy access to your money.
Treasury Fund is composed of two classes of shares. Both classes of the fund have a common investment objective and investment portfolio. Daily Money Class shares do not have a sales charge, but do pay a distribution fee. Advisor B Class shares (Class B) do not have a front-end sales charge, but do have a contingent deferred sales charge (CDSC) and pay a distribution fee and a shareholder service fee. Class B shares may be purchased directly only in connection with the Fidelity Advisor Systematic Exchange Program (the Program) for purposes of exchanging into Class B of the Fidelity Advisor Funds. Performance of one class of shares of the fund may be different from the performance of another class of shares because of different sales charges and expenses. For example, because Daily Money Class shares do not have a sales charge, have a lower distribution fee and do not have a shareholder service fee, Daily Money Class shares are expected to have a higher total return than Class B shares. You may obtain more information about Class B shares, which are not offered through this prospectus, from your investment professional or by calling Fidelity Client Services at 1-800-843-3001.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Daily Money Class shares of a fund.

Maximum sales charge on purchases and reinvested distributions                           None

Maximum deferred sales charge                                                            None

Redemption fee                                                                           None

Exchange fee                                                                             None


ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR). Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
12b-1 fees are paid by the Daily Money Class of each fund to the distributor for services and expenses in connection with the distribution of Daily Money Class shares of each fund.
Daily Money Class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following figures are based on historical expenses, adjusted to reflect current fees, of Daily Money Class of each fund and are calculated as a percentage of average net assets of Daily Money Class of each fund. TREASURY FUND - DAILY MONEY CLASS
Management fee                         0.25
                                       %

12b-1 fee (Distribution Fee)           0.25
                                       %

Other expenses (after reimbursement)   0.15
                                       %

Total operating expenses               0.65
                                       %

PRIME FUND - DAILY MONEY CLASS
Management fee                         0.25
                                       %

12b-1 fee (Distribution Fee)           0.25
                                       %

Other expenses (after reimbursement)   0.15
                                       %

Total operating expenses               0.65
                                       %

TAX-EXEMPT FUND - DAILY MONEY CLASS
Management fee                         0.25
                                       %

12b-1 fee (Distribution Fee)           0.25
                                       %

Other expenses (after reimbursement)   0.15
                                       %

Total operating expenses               0.65
                                       %

EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment in Daily Money Class shares, assuming a 5% annual return and full redemption at the end of each time period:
      1 Year   3       5       10
               Years   Years   Years

Treasury Fund   $ 7   $ 21   $ 36   $ 81

Prime Fund   $ 7   $ 21   $ 36   $ 81

Tax-Exempt Fund   $ 7   $ 21   $ 36   $ 81

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
FMR has voluntarily agreed to reimburse Daily Money Class of each fund to the extent that total operating expenses exceed 0.65% of its average net assets. If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, of Daily Money Class of each fund would have been, 0.19% and 0.69% for Treasury Fund; 0.28% and 0.78% for Prime Fund; and 0.25% and 0.75% for Tax-Exempt Fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Treasury Fund and Prime Fund have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial highlights table that follows for Tax-Exempt Fund has been audited by Price Waterhouse LLP., independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity Client Services (Client Services) or your investment professional for a free copy of an Annual Report or the SAI.
TREASURY FUND - DAILY MONEY CLASS



Selected Per-Share Data and
Ratios

Years ended July 31   1996A     1996      1995      1994      1993      1992      1991      1990      1989      1988      1987

Net asset value,      $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
beginning of period

Income from
Investment Operations

 Net interest income   .012      .049      .049      .029      .027      .042      .065      .079      .083      .063      .057

Less Distributions

 From net interest     (.012)    (.049)    (.049)    (.029)    (.027)    (.042)    (.065)    (.079)    (.083)    (.063)    (.057)
income

Net asset value, end of $ 1.000 $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
period

Total returnB          1.19%     5.06%     5.02%     2.89%     2.78%     4.25%     6.69%     8.24%     8.64%     6.45%     5.81%

Net assets, end of    $ 1,801   $ 1,801   $ 1,828   $ 2,025   $ 2,949   $ 3,094   $ 1,702   $ 1,177   $ 994     $ 320     $ 240
period
(In millions)

Ratio of expenses to   .65%C,    .65%C     .65%C     .60%      .57%      .59%      .59%      .59%      .64%      .64%      .58%
average               D
net assets

Ratio of net interest  4.66%     4.94%     4.89%     2.81%     2.73%     4.14%     6.42%     7.91%     8.47%     6.26%     5.67%
income to average net D
assets


A THREE MONTHS ENDED OCTOBER 31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
PRIME FUND - DAILY MONEY CLASS



Selected Per-Share Data and
Ratios

Years ended July 31   1996A     1996      1995      1994      1993      1992      1991      1990      1989      1988      1987

Net asset value,      $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
beginning of period

Income from           .012      .050      .050      .029      .028      .041      .067      .080      .085      .066      .057
Investment Operations
 Net interest income

Less Distributions     (.012)    (.050)    (.050)    (.029)    (.028)    (.041)    (.067)    (.080)    (.085)    (.066)    (.057)
 From net interest
income

Net asset value, end of $ 1.000 $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
period

Total returnB          1.22%     5.13%     5.16%     2.98%     2.82%     4.21%     6.90%     8.34%     8.81%     6.81%     5.87%

Net assets, end of    $ 2,663   $ 2,581   $ 2,139   $ 1,525   $ 1,451   $ 1,531   $ 1,714   $ 1,350   $ 894     $ 561     $ 441
period
(In millions)

Ratio of expenses to   .65%C,    .65%C     .65%C     .65%C     .61%      .59%      .60%      .61%      .64%C     .66%      .62%
average               D
net assets

Ratio of net interest  4.85%     5.00%     5.11%     2.96%     2.76%     4.19%     6.61%     7.99%     8.56%     6.57%     5.78%
income                D
to average net assets


A THREE MONTHS ENDED OCTOBER 31, 1996
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D ANNUALIZED
TAX-EXEMPT FUND - DAILY MONEY CLASS



Selected Per-Share Data and
Ratios

Years ended October  1996       1995       1994       1993       1992       1991       1990       1989       1988       1987
31

Net asset value,      $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
beginning of period

Income from           .030       .033       .022       .021       .029       .044       .053       .056       .045       .039
Investment Operations
 Net interest income

Less Distributions     (.030)     (.033)     (.022)     (.021)     (.029)     (.044)     (.053)     (.056)     (.045)     (.039)
 From net interest
income

Net asset value, end of $ 1.000  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Total returnA          3.02%      3.36%      2.21%      2.11%      2.93%      4.46%      5.38%      5.72%      4.55%      3.93%

Net assets, end of    $ 500,09   $ 559,17   $ 454,25   $ 538,75   $ 484,99   $ 304,14   $ 259,38   $ 203,51   $ 212,02   $ 288,27
period                4          3          9          6          9          7          1          3          9          9
(000 omitted)

Ratio of expenses to   .65%B      .65%B      .65%B      .61%       .63%       .65%B      .65%B      .64%B      .70%B      .63%
average
net assets

Ratio of net interest  2.98%      3.31%      2.17%      2.09%      2.86%      4.29%      5.32%      5.64%      4.37%      3.87%
income to average net
assets


A TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD. EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' performance and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance call Client Services at 1-800-843-3001.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Newbury Street Trust (formerly Daily Tax-Exempt Money Fund), an open-end management investment company organized as a Delaware business trust December 30, 1991. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs. FMR Texas Inc. (FMR Texas), located in Irving, Texas, has primary responsibility for providing investment management services.
 As of March 31, 1997, FMR advised funds having approximately 30 million shareholder accounts with a total value of more than $438 billion.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for the Daily Money Class shares of each fund.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a. (UMB) is Tax-Exempt Fund's transfer agent, although it employs FIIOC to perform these functions for Daily Money Class of the fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
When you sell your shares, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds follow industry-standard guidelines on the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.
The funds earn income at current money market rates. Each fund stresses preservation of capital, liquidity, and income (tax-free income in the case of Tax-Exempt Fund) and does not seek the higher yields or capital appreciation that more aggressive investments may provide. Each fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the funds nor their yields are guaranteed by the U.S. Government. TREASURY FUND seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
The fund invests only in U.S. Treasury securities and repurchase agreements for these securities. The fund does not enter into reverse repurchase agreements.
PRIME FUND seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
The fund invests only in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest rating category by at least two nationally recognized rating services, U.S. Government securities, and repurchase agreements. The fund also may enter into reverse repurchase agreements.
TAX-EXEMPT FUND seeks to provide individual and institutional investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The fund invests in high-quality municipal money market securities of all types. The fund normally invests so that at least 80% of its income distributions is exempt from federal income tax. The fund does not currently intend to purchase municipal securities whose interest is subject to the federal alternative minimum tax.
FMR normally invests the fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. The fund also reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call Client Services at 1-800-843-3001 or your investment professional.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
U.S. TREASURY MONEY MARKET SECURITIES are short-term debt obligations issued by the U.S. Treasury and include bills, notes, and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Likewise, securities for which foreign entities provide credit or liquidity support may involve different risks than those supported by domestic entities. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: Prime Fund will invest more than 25% of its total assets in the financial services industry.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Tax-Exempt Fund will not invest in a money market fund and does not currently intend to invest in repurchase agreements. Treasury Fund and Prime Fund do not currently intend to invest in a money market fund. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: Prime Fund may not invest more than 5% of its total assets in any one issuer, except that it may invest up to 25% of its total assets in the highest quality securities of a single issuer for up to three business days.
With respect to 75% of its total assets, Tax-Exempt Fund may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer.
These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Tax-Exempt Fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
RESTRICTIONS: Prime Fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Each of Treasury Fund and Tax-Exempt Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING. A fund may lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. Treasury Fund and Tax-Exempt Fund do not lend money to other funds advised by FMR.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Each of Treasury Fund and Prime Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.
Tax-Exempt Fund seeks to provide individual and institutional investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The fund normally invests so that at least 80% of its income distributions is free from federal income tax.
With respect to 75% of its total assets, Tax-Exempt Fund may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
Prime Fund will invest more than 25% of its total assets in the financial services industry.
Prime Fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Tax-Exempt Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
MANAGEMENT FEE
Each fund pays FMR a monthly management fee at an annual rate of 0.25% of its average net assets.
FMR Texas is the funds' sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. FMR pays FMR Texas 50% of its management fee (before expense reimbursements) for FMR Teases services. FMR paid FMR Texas fees equal to 0.11% (annualized) of Treasury Fund's and 0.14% (annualized) of Prime Fund's average net assets for the three month period ended October 31, 1996 but after payments made by FMR pursuant to the funds' Distribution and Service Plans. FMR paid FMR Texas a fee equal to 0.12% of Tax-Exempt Fund's average net assets for the fiscal year ended October 31, 1996.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs certain transfer agency, dividend disbursing and shareholder services for Daily Money Class shares of Treasury Fund and Prime Fund (the Taxable Funds). Fidelity Service Company, Inc. (FSC) calculates the NAV and dividends for each Taxable Fund, and maintains the general accounting records for each Taxable Fund.
For the three month period ended October 31, 1996, fees paid by Daily Money Class shares of Treasury Fund and Prime Fund to FIIOC amounted to 0.17% (annualized) and 0.26% (annualized) of its average net assets, respectively, and fees paid by each Taxable Fund to FSC amounted to 0.01% (annualized) of its average net assets.
UMB has entered into a sub-arrangement with FIIOC. FIIOC performs transfer agency, dividend disbursing and shareholder services for the Daily Money Class shares of Tax-Exempt Fund. UMB has also entered into a sub-arrangement with FSC. FSC calculates the NAV and dividends for Daily Money Class shares of Tax-Exempt Fund, and maintains the fund's general accounting records. All of the fees are paid to FIIOC and FSC by UMB, which is reimbursed by Daily Money Class or the fund, as appropriate, for such payments.
For the fiscal year ended October 31, 1996, fees paid by UMB to FIIOC on behalf of Daily Money Class of Tax-Exempt Fund amounted to 0.18% of average net assets, and fees paid by UMB to FSC on behalf of the fund amounted to 0.02% of its average net assets.
Daily Money Class of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Under the Plans, Daily Money Class of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Daily Money Class shares. Daily Money Class of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.25% of its average net assets throughout the month. FDC may compensate intermediaries that provide shareholder support services, engage in the sale of Daily Money Class's shares or pay distribution expenses at an annual rate of up to 0.25% of average net assets they maintain.
The Daily Money Class Plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Daily Money Class shares, including payments made to intermediaries that provide shareholder support services or engage in the sale of Daily Money Class shares. The Board of Trustees of each fund has authorized such payments for certain intermediaries who may be eligible to be compensated at prior compensation amounts exceeding 0.25% (up to 0.40% of average net assets they maintain) until January 1, 1998.
Independent of the Daily Money Class Plans, intermediaries that maintain an average balance of $10 million or more in a single omnibus account may receive an additional recordkeeping fee of up to 0.15% of the average net assets they maintain. The recordkeeping fee will be paid by FMR or its affiliates, not by the fund, and will not be paid for distribution services.
In total, intermediaries may receive annual compensation of up to 0.40% of the average net assets they maintain.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
YOUR ACCOUNT


TYPES OF ACCOUNTS
If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed at right.
The account guidelines that follow may not apply to certain funds or to certain retirement accounts. For instance, municipal funds are not available for purchase in retirement accounts. If you are investing through a retirement account or if your employer offers a fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Client Services at 1-800-843-3001 or your investment professional directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT (THE FOLLOWING OPTIONS ARE AVAILABLE ONLY FOR TAXABLE FUNDS)
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Contact your investment professional.
HOW TO BUY SHARES
EACH CLASS'S SHARE PRICE, called NAV, is calculated every business day. The funds are managed to keep share prices stable at $1.00.
Shares are purchased at the next NAV calculated after your order is received and accepted. NAV is normally calculated at the times indicated in the table below.
                   NAV Calculation Times
Fund               (Eastern Time)

Treasury Fund     2:00 p.m. and 4:00 p.m.

Prime Fund        2:00 p.m. and 4:00 p.m.

Tax-Exempt Fund   12:00 noon and 4:00 p.m.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Share certificates are not available for Daily Money Class.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail an account application with a check, (small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from Class A or Class T of a Fidelity Advisor fund or from another Fidelity fund, or (small solid bullet) Contact your investment professional or call Fidelity Client Services.
BY MAIL. You or your investment professional must send a check payable to the fund in which you plan to invest. When making subsequent investments by check, please write your fund account number on the check. All investments by check should be sent to the above address.
BY WIRE. You must sign up for the wire feature before using it. For wiring information and instructions, you should call the investment professional through which you trade or if you trade directly through Fidelity, call Client Services. There is no fee imposed by the funds for wire purchases. However, if you buy shares through an investment professional, the investment professional may impose a fee for wire purchases.
Fidelity Client Services:
Nationwide 1-800-843-3001
Shareholders of record as of the times indicated in the table below will be entitled to dividends declared that day.
Fund              Dividend
                  Times
                  (Eastern
                  Time)

Treasury Fund      2:00 p.m.

Prime Fund         2:00 p.m.

Tax-Exempt Fund    12:00 noon

Shares purchased after the times indicated in the table above will begin to earn income dividends on the following business day.
Your wire must be received and accepted by the transfer agent at the applicable fund's designated wire bank.
You are advised to wire funds as early in the day as possible, and to provide advance notice to Client Services for large purchases.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
TO ADD TO AN ACCOUNT $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $100
Through regular investment plans* $100
MINIMUM BALANCE $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted. NAV is normally calculated at the times indicated in the table on page .
It is the responsibility of your investment professional to transmit your order to redeem shares to Fidelity before the close of business on the day you place your order.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to Class A or Class T shares of a Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, please leave at least $500 worth of shares in the account to keep it open.
BY TELEPHONE. Redemption requests may be made by calling Client Services at 1-800-843-3001.
BY MAIL. Send a letter of instruction with signature guarantee(s) to the address on page . The letter should specify the name of the fund, the number of shares to be sold, name, account numbers, address, and should include the additional requirements listed below that apply to each particular account.

TYPE OF REGISTRATION                                 REQUIREMENTS

Individual, Joint Tenants,                           Letter of instruction signed by all person(s)
Sole Proprietorship, Custodial, (Uniform Gifts or    required to sign for the account exactly as it is
Transfers to Minors Act), General Partners           registered, accompanied by signature
                                                     guarantee(s).

Corporations, Associations                           Letter of instruction and a corporate resolution,
                                                     signed by person(s) required to sign for the
                                                     account accompanied by signature guarantee(s).

Trusts                                               A letter of instruction signed by the Trustee(s) with
                                                     signature guarantee(s). (If the Trustee's name is
                                                     not registered on the account, also provide a copy
                                                     of the trust document, certified within the last 60
                                                     days.)


If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians) you should call your investment professional or Fidelity Client Services for further instructions.
BY WIRE. Redemptions may be made by calling Client Services at 1-800-843-3001.
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Client Services will then notify you that this feature has been activated and that you may request wire redemptions.
You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction, including a signature guarantee, to Client Services at the address shown on page .
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
There is no fee imposed by the funds for wiring of redemption proceeds. However, if you sell shares through an investment professional, the investment professional may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to your bank account of record. If your redemption request is received and accepted by the transfer agent before the times indicated in the "Dividend Times" table on page , redemption proceeds will normally be wired on that day. If your redemption request is received and accepted by the transfer agent after the times indicated in the "Dividend Times" table on page , redemption proceeds will normally be wired on the following business day.
A fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. The minimum amount for a check is $500. Do not, however, try to close out your account by check.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available Monday through Friday, 8:30 a.m. to 6:00 p.m. Eastern time.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call your investment professional or Fidelity Client Services if you need additional copies of financial reports, prospectuses, or historical account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
One easy way to pursue your financial goals is to invest money regularly. The funds offer a convenient service that lets you transfer money between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.
REGULAR INVESTMENT PLANS
FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY             SETTING UP OR CHANGING
$100      Monthly, quarterly,   (small solid bullet) To establish, call your investment professional after
          semi-annually, or     both accounts are opened.
          annually              (small solid bullet) To change the amount or frequency of your investment, contact your investment professional
                                directly or, if you purchased your shares through a
                                broker-dealer or insurance representative, call
                                1-800-522-7297. If you purchased your shares
                                through a bank representative, call 1-800-843-3001.
                                (small solid bullet) The account from which the exchanges are to be processed must have a minimum balance of
                                $10,000. The account into which the exchange is
                                being processed must have a minimum of $1,000.
                                (small solid bullet) Both accounts must have the same registrations and taxpayer ID numbers.
                                (small solid bullet) Call at least 2 business days prior to your next scheduled exchange date.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. Based on prior approval of each fund, dividends relating to Daily Money Class shares redeemed during the month can be distributed on the day of redemption. Each fund reserves the right to limit this service. DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. Daily Money Class offers two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a check or wire for your dividend and capital gain distributions, if any.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Dividends will be reinvested at each fund's Daily Money Class NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that Tax-Exempt Fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from the Taxable Funds, however, are subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, income and short-term capital gain distributions from each Taxable Fund are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
For shareholders of Tax-Exempt Fund, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at market discount are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
For the three month period ended October 31, 1996, 18.96% of Treasury Fund's and 6.68% of Prime Fund's income distributions were derived from interest on U.S. Government securities, which is generally exempt from state income tax.
Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
A portion of Tax-Exempt Fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of your fund's income from each state to help you calculate your taxes.
During the fiscal year ended October 31, 1996, 100% of Tax-Exempt Fund's income dividends was free from federal income tax.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS and its NAV is normally calculated each day the New York Stock Exchange (NYSE) is open. The following holiday closings have been scheduled for 1997: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. On any day that the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, each class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
A CLASS'S NAV is the value of a single share. The NAV of Daily Money Class of each fund is computed by adding Daily Money Class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting Daily Money Class's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to Daily Money Class, and dividing the result by the number of Daily Money Class shares of that fund that are outstanding. Each fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund maintain a stable $1.00 share price.
THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) of Daily Money Class shares is its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity and the transfer agent may only be liable for losses resulting from unauthorized transactions if they do not follow reasonable procedures designed to verify the identity of the caller. Fidelity and the transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call the transfer agent for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH THE TRANSFER AGENT BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) The funds do not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
Shareholders of record as of the times indicated in the "Dividend Times" table on page will be entitled to dividends declared that day.
Shares purchased after the times indicated in the "Dividend Times" table on page begin to earn income dividends on the following business day.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted. Note the following:
(small solid bullet) Shares redeemed before the times indicated in the "Dividend Times" table on page do not receive the dividend declared on the day of redemption. Shares redeemed after the times indicated in the "Dividend Times" table on page do receive the dividend declared on the day of redemption.
(small solid bullet) A fund may withhold redemption proceeds until it is reasonably assured that investments credited to your account have been received and collected.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, a fund may suspend redemption or postpone payment dates. In cases of suspension of the right of redemption, the request for redemption may either be withdrawn or payment may be made based on the NAV next determined after the termination of the suspension.
IF YOUR ACCOUNT BALANCE FALLS BELOW $500 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
If you have purchased Daily Money Class shares of a fund in connection with the Fidelity Advisor funds program, your Daily Money Class shares may be exchanged only for Class A or Class T shares, as applicable, of Fidelity Advisor funds or Daily Money Class shares of any other fund offered through this prospectus. Other shareholders may not exchange Daily Money Class shares of a fund for Class A or Class T shares of Fidelity Advisor funds. An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a fund is open for business by calling Client Services at 1-800-843-3001 between 8:30 a.m. and 4:00 p.m. Eastern time.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, class name, account number, the number of shares to be redeemed, and the name of the fund to be purchased. Written requests for exchange should be mailed to Client Services at the address on page .
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, Daily Money Class shares will be redeemed at the next determined NAV after your order is received and accepted. Shares of the fund to be acquired will be purchased at its next NAV calculated after redemption proceeds are made available. You should note that, under certain circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you have already paid in connection with the shares you are exchanging.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Currently, there is no limit on the number of exchanges out of a fund, nor are there any administrative or redemption fees applicable to exchanges out of a fund.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds. This Prospectus and the related SAI do not constitute an offer by the funds to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.